Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND NOTED WITH “*****”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED

TO THE SECURITIES AND EXCHANGE COMMISSION.

MERCHANT SERVICES AGREEMENT

This Agreement made as of the date executed by Global Payments Direct, Inc. (hereinafter referred to as “Global”) is entered into between Global with principal offices located at Four Corporate Square, Atlanta, GA 30329-2009 and Mercury Payment Systems LLC (hereinafter referred to as “ISO”) with principal offices located at 555 South Camino del Rio, A3, Durango, Colorado 81303.

In consideration of the mutual promises hereinafter set forth, the parties hereby agree as follows:

A.	MERCHANTS/VOLUME COMMITMENT/PRIOR AGREEMENT

1. ISO will market Global’s merchant processing services to merchants. Global has attached hereto as Appendix B Global’s credit policy, which may be amended from time to time by Global, and ISO agrees to use its best efforts not to accept any merchant application which does not meet Global’s credit policy, as amended. Global must approve in writing and in advance any business that is outside of Global’s credit criteria set forth in Appendix B. ISO will prescreen and underwrite for credit purposes all potential merchants, will collect all information in furtherance thereof as required by Global’s credit policy, and will submit to Global a complete or partial application package, as requested by Global, containing the findings in the pre-screening and underwriting process. ISO shall maintain image copies of all completed merchant applications and will submit the completed applications to Global on a weekly basis. ISO shall also maintain all supporting information and documentation required for the prescreening and underwriting process, of whatever nature, required by Global’s credit policy in connection with each Merchant in an electronic format to be agreed upon by Global and ISO, which shall be provided to Global by ISO within forty eight (48) hours of Global’s request. ISO’s failure to collect and/or to maintain the supporting information and documentation required by Global’s credit policy will result in the assessment of a fine to ISO in the amount of $***** per infraction which Global will deduct from ISO’s Compensation (as defined below). In the event of repeated failures to collect and/or maintain the required information and documentation, Global may terminate this Agreement upon written notice to ISO. Global will use reasonable efforts to accept or decline any such merchant within two business days of receipt of a completed application by Global’s credit department. Global may refuse to accept any such merchant and such decision shall be at the sole discretion of Global. A referred merchant shall be considered accepted when (1) it has been approved by Global, and (2) it has a fully executed merchant agreement (the “Merchant Agreement”) between the merchant, Global, and a member of MasterCard and Visa (if required by the applicable card association). Any such accepted merchant shall hereinafter be referred to as a Merchant.

2. Notwithstanding anything to the contrary set forth in the Agreement, ISO agrees that, except for (a) merchant accounts it acquires via acquisition from the existing portfolio of a third party, which merchant accounts are processing with a different processor at the time of the acquisition, and (b) merchant accounts that require a specific product that Global does not offer and cannot timely make available, during the term of this Agreement, ISO will refer other merchant accounts solicited and sold by ISO to Global pursuant to the following terms: Global and ISO agree that

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

1

the settled transaction and dollar volume processed by Global on behalf of ISO hereunder shall represent (a) at least fifty one (51%) percent of all front-end business of the ISO that is not otherwise excluded on the basis of Global’s credit policy set forth in Appendix B, as amended from time to time, and (b) all back-end business related to the front-end business described in (a) above. Global must approve in writing and in advance any business that is outside of Global’s credit policy. Within ninety (90) days of the expiration of each six (6) month period of the Agreement, ISO shall submit to Global a statement of the number of applications processed for all new business written by ISO during the prior six (6) month period. In the event Global determines that the ISO has not complied with the foregoing volume commitment during any six (6) month period of the Agreement, then effective on the first day of and for the remainder of the applicable six (6) month period immediately following any six (6) month period during which the volume commitment is not met, the fee for authorization transactions and for authorization/capture transactions shall be increased by the amount of $*****.

3. The parties hereto acknowledge that as of the effective date of this Agreement, this Agreement shall supersede the prior agreement between the parties except with respect to any obligations of either party that arise under the prior agreement, which prior agreement is dated October 30, 2001, as amended (the “Prior Agreement”). The parties agree that a merchant referred by ISO and approved by Global under the Prior Agreement, and the resulting merchant agreement, shall be deemed Merchants and Merchant Agreements under this Agreement for all purposes prospectively and as of the effective date of this Agreement. Global and ISO agree that (a) a transaction processed by Global and dated prior to the effective date of this Agreement that results in a chargeback, and (b) any other credit loss that arises before the effective date of this Agreement and accrues after the effective date of this Agreement, shall be governed by the terms of the Prior Agreement and any losses resulting from (a) and (b) above shall be allocated to the parties equally, each party receiving fifty (50%) percent of any loss associated with (a) and (b) above. Any and all transactions dated on or after the effective date of this Agreement shall be governed by the terms of this Agreement. Any and all credit losses that arise and accrue on and after the effective date of this Agreement shall be governed by the terms of this Agreement. Except as set forth immediately above, this Agreement shall govern the relationship of the parties for all purposes on and after its effective date and shall supersede the Prior Agreement.

B.	SERVICES

1.	Credit Review. Global will, if it elects to do so, and for its own purposes, conduct an independent credit review of the Merchants hereunder, although Global shall not in any way be obligated to ISO to conduct any such credit review efforts or to report its findings to the ISO. Upon request from Global, ISO will provide Global with financial and other information relative to any Merchant.

2.	Risk Monitoring. ISO will monitor the Merchants’ processing activity to detect fraud and risk issues, and ISO will respond accordingly to prevent, reverse and/or mitigate such issues, including, but not limited to, advising Global of necessary changes to Global’s MAS and MES (as defined below) that are restricted as to the ISO. Assuming Global can make access to the MATCH service available to ISO or ISO can otherwise secure access as permitted by the card associations, ISO shall subscribe to the card associations’ MATCH service during the entire term of this Agreement and shall be solely responsible to monitor the MATCH system, including the collective terminated merchant file (“ctmf”), for Merchant risk purposes. To the extent permitted by the relevant card associations, ISO may access MATCH in one of the following ways: (a) ISO can access MATCH through Global’s back-end system, and the responsive information will be received by the ISO when it is available on Global’s systems, but Global shall have no

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

2

liability to the ISO for the accuracy of the information and does not guarantee the time frame for the response; or (b) ISO may access the MATCH system through the card associations’ Internet web site independent of Global. ISO will provide Global with a confirmation that any merchant applicant or Merchant hereunder is listed on the ctmf or is otherwise outside of Global’s credit policy based on any information indicated in the MATCH system within ***** of ISO’s possession of the information. Global will have the right, but not the obligation as to the ISO, to perform fraud and risk monitoring efforts, and Global’s efforts or lack thereof shall have no effect on the allocation of liability to the ISO as described in Section B4(a). Notwithstanding the foregoing, in the event Global believes that ISO’s fraud and risk monitoring efforts are inadequate or Global otherwise reasonably deems itself or its member bank to be at risk as a result of ISO’s fraud and risk monitoring efforts, Global may immediately take over such efforts, which shall have no effect on the allocation of liability to the ISO as described in Section B4(a).

3.	Collections. Global will attempt to collect via ACH transaction the amount due from a Merchant under its Merchant Agreement. In the event any amount due is not collected from the Merchant via ACH transaction, for whatever reason, and a remaining balance is due after Global’s application of any Merchant reserve balance, Global will notify the ISO of the loss amount when the information is available and deduct the amount of the loss from ISO’s Reserve Account and/or Compensation, at Global’s discretion, and ISO will pay any remaining amount due as otherwise described herein. ISO will be solely responsible for all collection efforts for any outstanding amount due from a Merchant under its Merchant Agreement. Subsequent to Global’s receipt of payment from ISO as set forth herein of all amounts due to Global from a Merchant under a Merchant Agreement, Global will be deemed to give, grant, assign and convey to ISO all of Global’s right, title and interest in and to its claims that arise under the Merchant Agreement between the subject Merchant and Global (and its member bank) and which are related to the collection of the chargebacks, credit losses and any other payment obligations at issue that are due to Global from the Merchant and are actually paid to Global by the ISO.

4.	(a) Chargebacks and Credit Losses. Global agrees to use reasonable efforts to process retrieval requests and chargebacks relating to Merchants. ISO shall bear any and all losses, costs, or expenses, including reasonable outside attorneys fees, arising from or related to all chargebacks and credit losses in respect of any Merchant Agreement, including the principal amount of all chargebacks and credit losses. An amount equal to ISO’s liability for the chargebacks, credit losses, costs and expenses referenced above will be deducted by Global each month from the Reserve Account identified below in Section 4(b) and/or from ISO’s payments due from Global hereunder and defined as Compensation in Section D below. If the ISO’s liability for such losses cannot be satisfied each month through deductions from the Reserve Account and/or from ISO’s Compensation due from Global hereunder, ISO will promptly pay the entire amount or any balance due for the applicable month to Global within ten (10) business days of Global’s request for such payment. Any amounts not paid when due shall accrue interest at a rate of twelve (12%) percent per annum from the date due until paid, and such interest rate may be revised by Global upon ninety (90) days advance written notice to ISO. This Section shall survive termination of this Agreement.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

3

(b) Reserve Account & Compensation Deductions/Security Interests. (i) Global shall establish a deposit account (the “Reserve Account”) to secure the performance of ISO hereunder. The Reserve Account shall be funded in the following manner: ISO shall fund the Reserve Account in the amount of $30,000 upon execution of this Agreement. In addition, each month, Global shall debit from the Compensation payable to ISO hereunder and deposit into the Reserve Account that amount necessary to maintain the Reserve Account in an amount which is equal to $30,000 plus five (5) basis points of the gross dollar volume of the aggregate Merchant transactions processed during the two (2) months preceding the date of the monthly debit. The formula set forth in this section for calculation of the Reserve Account will be reviewed by Global at the end of each six (6) month period during the term of the Agreement, and Global may modify the formula for calculating the Reserve Account after each such review as it deems necessary to insure that the Reserve Account is proportionate to the then current measure of credit losses, chargebacks and related expenses hereunder. Global will provide ISO with notice of modifications to the Reserve Account formula that shall be effective for the next subsequent six (6) month period of the Agreement. ISO will fund the Reserve Account as required by the modified Reserve Account formula within five (5) days of receipt of Global’s notice of the modifications.

(ii) Each month and included in ISO’s standard reports, Global shall submit to ISO a statement detailing the computations used to determine the amount debited for Reserve Account purposes for the prior month.

(iii) ISO hereby grants to Global and member bank a primary security interest in the Reserve Account and in all of its rights, title and interest in the Compensation amounts due to ISO and hereby authorizes Global to deduct from the Reserve Account and from the Compensation any amount due to Global or the member bank from ISO hereunder. ISO will not grant to any third party a secondary security interest in the Reserve Account, or in its rights, title and interest in the Compensation, nor will it pledge, assign, or permit any lien to attach to the Reserve Account or to its rights, title and interest in the Compensation absent Global’s prior written approval and the execution of an inter-creditor agreement between Global and the third party creditor in which Global, the third party, and ISO agree that the security interest granted to Global here is primary and superior, in every respect, to the secondary security interest granted to the third party, and that the secondary security interest granted to the third party shall not alter or prejudice, in any way, the rights of Global and its member bank, whether such rights are contained in this Agreement, any other agreement between Global and/or its member bank and ISO, or that arise in common law. ISO agrees to execute any documents and to take any other actions as requested by Global to perfect the security interests granted herein. Global shall refund to ISO any Reserve Account balance which exists on the expiration of any applicable chargeback rights or other risk of credit loss.

5.	Personal Guaranty. In addition to the foregoing and as required by Global, a principal owner of ISO and/or other third party acceptable to Global shall execute the personal guaranty attached hereto as Appendix C and thereby guaranty the performance of the ISO hereunder.

6.

Merchant Enrollment and Accounting Data. (a) Global will provide Merchant accounting services through a vendor of its choice. Global will designate an account representative to ISO to assist them with questions and any changes on Global’s systems that are restricted as to the ISO. Global will provide ISO with access (a) to Global’s Merchant Accounting System (the “MAS”) through Merchant Enrollment @dvantage, a Global product (“ME@”) to add new Merchants to Global’s systems, and (b) to MAS to enable the ISO to make changes to Merchant information or processing parameters, to the extent

4

permitted by the Agreement. The costs and expenses of any interface certification or customization of Global’s systems on behalf of ISO as requested by ISO or as otherwise required will be borne exclusively by ISO, and any customization effort will be performed by Global or a vendor of Global’s choice. At such time that ME@ can be used for all purposes described in (b) above, ISO shall be required to use ME@ only and Global will migrate ISO to Global’s Merchant Enrollment System (the “MES”) exclusively for all purposes, at no cost to ISO, except for those costs otherwise described herein. ISO shall be responsible to secure and enter the correct Merchant data and to maintain such data on Global’s systems. ISO shall be solely responsible for the determination, data entry and the modification, if necessary, of each Merchant’s SIC or industry code number on the merchant application and in MAS/ME@. ISO shall be responsible for and shall indemnify Global with regard to any liability arising from ISO’s failure to properly secure, enter and maintain correct Merchant system data, including, but not limited to, SIC or industry code numbers. ISO’s failure to properly secure, enter and maintain correct Merchant system data may result in the imposition of fines by the governing card associations or network organizations that shall be the exclusive liability of ISO and shall be deducted by Global from the compensation due to ISO hereunder or from the Reserve Account, at Global’s discretion. Global may also terminate this Agreement pursuant to the second paragraph of Section J in the event of ISO’s intentional or repeated failure to secure, enter and maintain correct Merchant system data, and any Merchant discovered by Global, its member bank, a card association, network organization, or other party to be identified with an incorrect SIC or industry code number shall be subject to immediate termination by Global. Except as otherwise set forth herein, ISO may (a) add Merchant accounts, close Merchant accounts, and make changes to the Merchant’s account information and processing parameters, and (b) place a Merchant on reserve or take a Merchant off of reserve, and ISO shall provide Global with prior written notice of any action under either (a) or (b) above, unless such notice is otherwise automatically provided to Global through its systems; provided, however, that ISO shall not add a Merchant or make changes relative to a Merchant’s underwriting criteria without Global’s prior written approval for any Merchant with an average ticket in excess of $***** or an annual transaction dollar volume in excess of $*****. Any losses, costs or expenses, of whatever nature, arising from any non-compliance with the foregoing or any prohibited changes by the ISO as identified above shall be borne exclusively by the ISO, notwithstanding any other provision set forth in this Agreement. Global may terminate ISO’s access to MAS and/or MES immediately and without advance notice in the event of any intentional or repeated violations by ISO of the restrictions set forth herein, or if ISO has abused its access to the MAS and/or MES. If ISO requests additional reports, microfiche, or customized requirements, Global shall use reasonable efforts to accommodate such requests upon mutually agreeable pricing.

(b) Also with respect to entering and maintaining Merchant data, the parties acknowledge that as set forth on Appendix A, three (3) associate levels exist for pricing purposes. The associate levels are distinguished based on how a subject Merchant’s transactions enter Global’s systems. The ISO is solely responsible for assigning each Merchant to the correct associate level. If any Merchant is determined to be assigned to an incorrect associate level, meaning the Merchant is assigned to an associate level that does not correlate to how its transactions enter Global’s systems, the ISO will pay Global, for each such infraction, an amount equal to the product of (a) ten (10) and (b) the total amount of the difference between the pricing that should have applied to the Merchant had it been assigned to the correct associate level and the amount the subject Merchant actually paid while priced in and assigned to the incorrect associate level, and this amount shall be debited by Global from ISO’s Compensation (as defined below). Upon notice from Global or as soon as ISO is otherwise aware of the incorrect assignment of the Merchant, ISO shall immediately re-locate the Merchant to the correct associate level.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

5

7.	Customer Services. (a) ISO will provide POS terminal deployment and support. ISO will provide other primary Merchant customer services, including services related to Merchant deposit inquiries and Merchant disputes. ISO shall provide any and all of its services provided to the Merchants in a professional and timely manner. If Global is requested by a Merchant to provide any service that is the obligation of the ISO or that is the obligation of neither ISO or Global, or if any Merchant calls Global’s help desk to seek assistance that should otherwise be provided by the ISO, Global will charge the ISO for Global’s then standard fee for such service, whether or not it is listed on Appendix A or is described in this Agreement. If ISO does not provide its services to the Merchants in a professional and timely manner, Global may terminate this Agreement pursuant to Section J(2) hereof.

(b) Global will provide services related to chargebacks and retrievals as set forth in Section 4 above. Financial adjustments must be provided to Global for posting to Merchant accounts.

(c) Any notifications regarding processing terms, pricing, or issues provided to the Merchants by ISO applicable to services provided by Global or contemplated hereunder must be reviewed and approved by Global in writing and in advance of distribution of such notifications.

(d) In the event of a price increase or other change imposed by a card association or network organization, ISO will provide Global with one hundred twenty (120) days advance written notice (or such lesser advance notice as is practicable based on the notice provided by the card associations or network organizations, but, in any case, such notice shall be provided to Global within five (5) business days of ISO’s receipt of notice from the card associations or network organizations), prior to the effective date of the increase or other change as imposed by the applicable card association or network organization, of ISO’s plan to implement the increase or change with respect to the Merchants and ISO will provide written instructions with respect to the implementation of the increase or change. Global and ISO will negotiate and the parties will agree in writing upon (a) a schedule for the implementation of the increase or change on Global’s systems, and (b) a fee to be paid to Global for its implementation of the increase or change on its systems, which fee will be paid to Global in advance of its efforts.

8.	Leased Lines. ISO may request that Global install a leased line into its system in the three following circumstances only, which installation and intended use shall be pre-approved by Global on a case by case basis: (a) for use exclusively in connection with a specific Merchant, or (b) for use in connection with ISO’s certification and use of a product that is unrelated to and independent of any Global product or application and any product or application of Global’s value added reseller, or (c) as otherwise agreed to in advance and in writing by Global.

9.

Access to Global’s Systems. Global will provide ISO with access to various of Global’s systems to facilitate transaction processing for the Merchants, and the ISO is required to interface and certify to Global’s systems. At ISO’s expense, ISO shall either (a) interface to Global’s systems in their current form, or (b) request a customization of Global’s systems to allow the interface of ISO’s systems to Global’s systems. Either election

6

above will require that Global certify the interface, and the certification shall mean that a physical connection is in place and a transmission of data can occur, although certification does not guarantee the integrity or accuracy of the data transmitted and delivered. The efforts required of Global in connection with either (a) or (b) above will be performed by Global within a reasonable amount of time as determined by Global based on the subject effort.

C.	MERCHANT RETENTION

ISO agrees not to directly, knowingly, or actively solicit any merchant business processing with Global or utilizing Global’s services. Global may refuse to accept and approve any merchant application submitted by ISO that is signed by a merchant then currently processing with Global, whether directly, indirectly, or otherwise. ISO and its officers, directors, shareholders, owners, independent contractors and employees (“Related Parties”) shall not directly, knowingly, or actively solicit or sell any services similar to those sold by Global or its affiliates to any Merchant. The individuals signing this Agreement at the end do so bind themselves as ISO and personally to the provisions of this Section C.

D.	COMPENSATION TO ISO/FEES

Global agrees to pay or cause its successors or assigns to pay ISO as full consideration and compensation for all of ISO’s duties and obligations hereunder, the fees set forth in Appendix A, payable on or before the 15th day of the month following the month during which they are earned (the “Compensation”). After the expiration of the initial term of the Agreement, Global shall have the right to change any fees or charges on Appendix A or to supplement Appendix A with new fees or charges upon sixty (60) days written notice to ISO once during each twelve (12) month term of the Agreement. Notwithstanding the foregoing, Global shall have the right to make any changes or additions to Appendix A that are the result of pass-throughs at any time during the term of the Agreement, in which event Global shall provide ISO with sixty (60) days written notice or such lesser notice as reasonably practicable under the circumstances. In either event described above, ISO shall have the right to direct Global to pass through to the Merchants such revised or additional fees and charges so that the Compensation paid to ISO shall be equal to that received prior to the change. Any products or services not provided for on Appendix A or in this Agreement that are utilized by ISO or the Merchants shall be billed by Global pursuant to its then standard fee for such products or services. Any Merchant billing file modifications requested by ISO and agreed to by Global (unrelated to Global’s pricing hereunder) or file modifications required by the card associations or network organizations may be implemented by Global on ISO’s behalf for a fee to be negotiated by the parties on a case by case basis. This Section shall survive termination of this Agreement for as long as Global or its successors and assigns continually processes for such Merchant and ISO continues to comply with the terms of this Agreement, as applicable.

ISO agrees to pay to Global all card association and network organization registration, association, and other fees incurred as a result of this Agreement or the processing contemplated hereunder. Any fines or penalties imposed upon the ISO by a card association or network organization shall be paid by the ISO, subject to an increase of thirty (30%) percent as imposed by Global, which amount Global may choose to impose in its discretion. Such fines and penalties shall be deducted from the ISO’s Compensation hereunder or from the Reserve Account, as necessary.

7

E.	PRICING

ISO shall provide to Global, concurrently with the execution hereof, a full and complete schedule of all fees and charges, including equipment sales or lease charges, assessed or charged by ISO to any merchant who makes application for a merchant agreement with Global. ISO agrees not to alter, change or amend any fee or charge reflected on this ISO schedule on file with Global nor to otherwise assess any additional fees, of whatever nature, without notifying Global and further agrees that no charges shall be made or assessed against any merchant applicant in excess of or different from the charges reflected on the ISO schedule.

F.	MERCHANT AGREEMENTS

1.	Merchant Notification. ISO must provide Global with copies of notifications affecting processing, pricing and issues thirty (30) days prior to receipt of such notification by Merchants if such notification relates to services provided by Global or its affiliates hereunder.

2.	Right To Terminate Merchant Agreements. Global shall have the right, in its sole discretion, to terminate, suspend or otherwise close any Merchant. Global will use its best judgment to determine the method used to close a Merchant, with the understanding by both parties that continuing to process for an account (while suspending payment) may occasionally be more prudent than immediate termination of services. Global agrees to notify ISO of such terminations, suspensions or closures within five (5) business days of the end of the month during which these events occur.

3.	Other products and services. Except as otherwise set forth in Section C hereunder or otherwise under this Agreement, Global recognizes ISO’s rights to solicit and service other products and services to Merchants, including, but not limited to, equipment leasing services.

4.

Assignment of Merchant Agreements. Notwithstanding the solicitation restrictions set forth in Section C above, subject to Global’s rights under Section O.2 below, and assuming ISO’s full compliance with all of the terms of this Agreement, after the initial term of this Agreement, ISO may, upon written notice to Global, elect to either (a) re-locate the processing activity of the Merchants to another processor and member bank by securing new merchant applications and merchant agreements with the Merchants for purposes of the Merchants’ processing with a new processor and member bank, or (b) instruct Global, and Global hereby agrees, to assign all of its rights and obligations in all or an identified segment of the Merchant Agreements to another transaction processor designated by ISO, and to coordinate with the member bank for the purpose of requesting its assignment of its rights and obligations under the subject Merchant Agreements to another member bank designated by ISO, conditioned upon the execution of novation(s) by all interested parties to effect a full and final release of Global and the member bank from each assigned Merchant Agreement, such novation(s) and release(s) to become effective on the effective date of the assignments, and subject to any other requirements of the member bank. In addition, Global, its member bank, the assignee processor and member bank and the ISO shall execute an assignment and assumption agreement, including terms reasonably acceptable to Global and its member bank, to effect the assignment and assumption between the parties of the rights and obligations set forth in the Merchant Agreements. Both elections (a) and (b) described above are prohibited during the initial term of the Agreement. In the event of a de-conversion of the Merchants and/or an assignment of the Merchant Agreements as set forth above, ISO shall pay to Global a fee (the “Exit Fee”) equal to the product of (a) Global’s average monthly revenue received hereunder (such monthly average not to be less than eighty (80%)

8

percent of the highest monthly revenue received during the twelve (12) month period immediately preceding the date of the written notice described above) and (b) fifteen (15), which product shall equal the Exit Fee, which Exit Fee shall be payable to Global by ISO prior to any de-conversion of the Merchants and/or Global’s assignment of its rights and obligations under the Merchant Agreements. Any and all reasonable costs of Global and the member bank associated with the de-conversion of the Merchants shall be paid by ISO in advance and/or reimbursed to Global and the member bank by ISO within thirty (30) days of the date of Global’s invoice for reimbursement of such costs.

5.	Merchant Agreement Form. The ISO and its sub-ISOs, if any, shall provide to merchant applicants the legal terms and conditions and other content of the merchant application and merchant agreement that are provided to ISO by Global and approved by Global and its member bank. For purposes of this Agreement, a sub-ISO shall mean an entity that is registered as an independent sales organization and member service provider through Global with Global’s member bank but has a contractual relationship for the purpose of soliciting and selling Global’s services directly to merchant applicants with ISO and not with Global. The approved form and content of the merchant application and merchant agreement shall not be modified by ISO or its sub-ISO for any reason whatsoever absent the prior written approval of Global and its member bank, and any such modification in violation of the foregoing will result in a penalty in the amount of $200 per application, which shall be deducted by Global from ISO’s Compensation or from the Reserve Account, and ISO shall bear the cost of securing the appropriate merchant application and merchant agreement from the subject merchant applicant or Merchant. The parties agree that neither the ISO nor any of its sub-ISOs shall be party to any such merchant application and merchant agreement. Notwithstanding the foregoing, the ISO may re-format the merchant application for non-substantive data collection purposes which format shall be approved by Global in advance and in writing. In addition to the foregoing, ISO and its sub-ISOs, if any, shall comply with all card association and network organization rules and regulations, including, but not limited to, any such rules and regulations governing the marketing, solicitation and sale of processing services and the documentation required to be used for such purposes.

G.	CONFIDENTIALITY

The parties agree that the terms of this Agreement, as well as all information of a business nature relating to the business operations of the parties and customer information, which are disclosed in connection with this agreement are confidential. The parties shall not, without the express prior written consent of the other party, use (except as contemplated by this Agreement) disclose or permit access to any such confidential information during the term of this Agreement or for a period of two (2) years thereafter. Each party agrees to cause its employees and agents to take such action as shall be reasonably necessary to preserve and protect the confidentiality of such information.

The obligations imposed upon either party herein shall not apply to information:

1.	which becomes available to the public through no wrongful act of the receiving party; or

2.	which may be published prior to the date hereof; or

3.	which is already in the possession of the receiving party and not subject to an existing agreement of confidence between the parties; or

9

4.	which is received from a third party without restriction and without breach of this Agreement or any other agreement of confidence; or

5.	which is independently developed by the receiving party (without use of information provided hereunder); or

6.	which is disclosed pursuant to a requirement or request of a government agency or a court of competent jurisdiction.

H.	AUDIT AND EXCHANGE OF INFORMATION

Upon seven days notice, ISO agrees to furnish Global such financial statements and information concerning ISO, its principals, partners, proprietors, or its affiliates as Global may from time to time reasonably request. Global, or its duly authorized representatives, shall have the right to review the books, records, and operations of ISO upon request during normal business hours which review shall take place at ISO’s expense, not to exceed $5,000, unless material issues of non-compliance with this Agreement are disclosed during the review, in which event ISO shall bear exclusively the entire and unlimited cost of the review. ISO and each of the parties whose signatures appear below authorizes Global to order a consumer credit report or any other background report of ISO, such individuals, or any officer, shareholder, managing agent, principal, partner, proprietor, or affiliate of ISO. Subsequent reports maybe ordered in connection with updating, renewing, or continuing this Agreement. Upon the written request of any individual who is the subject of a consumer credit report, Global will provide the name and address of the consumer credit reporting agency furnishing such report.

I.	NAME AND TRADEMARKS/PROGRAMS

ISO acknowledges the proprietary interest of Global Payments Inc. in and to all trademarks, logos and trade names and any goodwill attaching thereto. ISO further agrees not to use the name, logo, or marks of Global Payments Inc., Global Payments Direct, Inc., Global Direct, Global, National Data Payment Systems, Inc., NDPS, CNET Card Acceptance Services, CNET, National Data Corporation, NDC, Pulse, CASH STATION, American Express, HONOR, YANKEE 24, NYCE, MAC, MOST, STAR/EXPLORE, Interlink, Maestro, Diners Club, Discover, or JCB except as approved by Global and acknowledges no rights in these names, logos and marks by virtue of this use. Nothing herein shall affect any rights ISO may have with respect to any such trademarks, logos, and tradenames under any other agreement.

The use of the name, logo, or marks of National Data Payment Systems, Inc. or Global Payments Direct, Inc. may be utilized only when expressly agreed to in writing by Global and only under the specifics stated in the written agreement. Global must approve any reproduction of its name, logo, or marks in writing.

ISO agrees that any systems, products and applications, of whatever nature, which include, but are not limited to, (a) computer programs, including without limitation, software, firmware, application programs, operating systems, files, and utilities, (b) supporting documentation for such computer programs, including without limitation, input and output formats, program listings, narrative descriptions, operating instructions and programming instructions, (c) any tangible media upon which such computer programs are recorded, including without limitation, chips, tapes, disks, any diskettes, and (d) all changes, additions and/or enhancements to any of the foregoing, supplied or made available to ISO by Global or used by Global or a third party to provide the services hereunder (“Programs”) are the exclusive property of Global, its agents, suppliers, value added resellers or contractors, as applicable. ISO (and it sub-ISOs) shall not

10

obtain title, copyrights or any other proprietary right to any Programs. At all times, Global or its agents, suppliers, value added resellers or contractors shall retain all rights to such Programs, including but not limited to updates, enhancements and additions. ISO (and its sub-ISOs) shall not disclose such Programs to any person or third party, convey, copy, license, sublicense, modify, translate, reverse engineer, decompile, disassemble, tamper with or create any derivative work based on such Programs. ISO’s (and its sub-ISOs’) use of such Programs shall be limited to that use expressly authorized by Global. Global’s agents, suppliers, value added resellers and contractors are intended third party beneficiaries of this Agreement to the extent of any terms herein pertaining to such of their ownership rights with respect to the Programs, and they shall have the right to rely on and directly enforce such terms against ISO. The Programs shall remain at all times during and after the term of this Agreement the exclusive property of Global, its agents, suppliers, valued added resellers and contractors, as applicable. Furthermore, in no event will ISO or its sub-ISO attempt to certify to Global’s front-end or back-end systems for any purposes other than its use of Global’s proprietary products or services or Global’s third party product or service offerings as contemplated herein. Any certification request by ISO or its sub-ISO will be submitted to Global with an explanation of the purpose of the certification, which shall be pre-approved by Global. Any resulting certification shall be utilized only for the purpose disclosed to and preapproved by Global. This clause shall survive termination of this Agreement.

J.	TERM AND TERMINATION

1. This Agreement shall have an initial term of three (3) years and shall take effect on the date executed by Global and shall thereafter automatically renew for successive twelve (12) month periods. Within a reasonable amount of time after the effective date hereof, Global will provide to ISO a written plan for implementing the processing for the Merchants hereunder, including ISO training, system certification, and any other efforts required to implement the processing. The plan will contain a schedule for the efforts included which schedule will be determined by Global in its reasonable discretion based on the efforts required. Except as otherwise expressly provided herein with regard to additional rights of termination, either party may terminate this Agreement by notifying the other party in writing at least sixty (60) days prior to the expiration of the initial or any renewal term.

2. Except as otherwise expressly provided herein with regard to additional rights of termination, if either party defaults in the performance of any obligation under this Agreement and fails to remedy such default within twenty (20) calendar days after receipt of written notice of the default, the other party may terminate this Agreement upon written notice.

K.	NOTICES

Any notices permitted or required hereunder shall be deemed given when deposited in the United States mail with postage prepaid and addressed as follows:

If to Global:	Global Payments Direct, Inc. Four Corporate Square Atlanta, GA 30329-2009 Attention: Corporate Secretary

If to ISO:	Mercury Payment Systems LLC 555 South Camino del Rio, A3 Durango, Colorado 81303 Attention: Jeffrey Katz

11

L.	INDEMNITY AND LIMITATION OF LIABILITY

ISO agrees to defend, indemnify and hold Global, its parent, affiliates, employees, officers and directors harmless from any claims, actions, threatened actions, or legal proceeding arising from ISO’s negligence or breach of any obligation under this Agreement, and against any and all expenses including judgments, fines, amounts paid in settlement, and any losses or damages resulting therefrom. This indemnification includes attorneys’ fees and expenses and shall survive termination of this Agreement.

Global agrees to defend, indemnify and bold ISO harmless from any claims, actions, threatened actions, or legal proceeding arising from Global’s negligence or breach of any obligation under this Agreement, and against any and all expenses including judgments, fines, amounts paid in settlement, and any losses or damages resulting therefrom. This indemnification includes attorneys’ fees and expenses and shall survive termination of this Agreement.

Except for a breach of Section C, G or I, in no event shall either party be liable to the other party for any special, consequential, or indirect damages in connection with this Agreement.

M.	FORCE MAJEURE

Neither party shall be liable for failure to fulfill its obligations under this Agreement if such failure is due to any cause or condition beyond such party’s reasonable control, such as: natural disaster, acts of God, strikes, fire, floods, war, riot, electrical power failure, decrees of government bodies or communications failure.

N.	GOVERNING LAW

This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Georgia, without regard to its conflicts of law provisions. If any provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

O.	GENERAL PROVISIONS

(1)	This Agreement contains the full understanding of the parties with respect to the subject matter hereof, and no waiver, alteration or modification of any of the provisions hereof shall be binding unless in writing and signed by both parties. Failure to enforce any provision of this Agreement shall not constitute a waiver of provision by the party failing to enforce.

(2)	Neither party to this Agreement may assign its rights or obligations under this Agreement without the express prior written consent of the other party, such consent not be unreasonably withheld or delayed, except that the obligations of either party under this Agreement may be provided or fulfilled by any parent, subsidiary, affiliate, successor corporation or subcontractor of such party so long as such party assumes full responsibility for such obligations.

In the event ISO decides to assign any rights it may have hereunder in connection with the Merchant Agreements or to exercise its rights under Section F(4), Global shall have a right of first refusal and an opportunity to match any offer in connection therewith.

12

(3)	Each party represents that the individual executing this Agreement on its behalf has the requisite power and authority to do so and that this Agreement constitutes a valid and binding obligation.

(4)	Each party agrees to comply with all applicable federal, state, and local laws, regulations, ordinances and codes, including those related to payment of income and Social Security taxes; and those relating to equal opportunity and nondiscrimination in employment.

(5)	If any part of this Agreement is held invalid, such invalidity shall not affect the remainder of the Agreement that shall be interpreted according to its original intent.

(6)	Nothing herein contained shall be construed as constituting a partnership, joint venture, or agency between Global and ISO. Nothing in this Agreement shall give either ISO or Global authority, whether express or implied, to create any duty or obligation on behalf of the other. ISO has no authority to accept any business on behalf of Global. Business referred by ISO shall be considered an offer from a prospective customer, subject to Global’s acceptance or rejection. ISO agrees not to represent itself as an affiliate, agent or employee of, or partner, joint venturer, co-principal or co-employer with Global, or any of Global’s affiliates or parent corporation by reason of this Agreement.

(7)	Each party agrees to become and remain at all times during the term hereof a registered Member Service Provider and Independent Sales Organization, as applicable, with Visa and MasterCard in accordance with, and if required by, applicable regulations as the same may be in effect from time to time.

(8)	ISO agrees to immediately notify Global in writing of any change in the identity of its principal owners or officers.

(9)	Each party agrees to fully comply with all existing and future rules and operating regulations issued by MasterCard or Visa applicable to merchant accounts or agreements, the use of cards or the transactions contemplated by this Agreement, all of which rules and operating regulations are expressly incorporated herein. Without limiting the generality of the foregoing, ISO shall comply with Visa’s Cardholder Information Security Program (“CISP”) rules and regulations. In the event ISO receives any communication, verbal or written, from Global’s member bank or any card association or network organization with respect to a Merchant or any dispute or contention associated with the processing activity hereunder, of whatever nature, ISO shall advise Global’s General Counsel or Chief Financial Officer, in writing and with a copy of ally applicable written communication received, within three (3) business days of ISO’s receipt of such communication. Any infraction of the foregoing requirement will result in a fine of $1,000 imposed upon the ISO by Global in response to each such occurrence. Such fines shall be deducted from the ISO’s Compensation hereunder or from the Reserve Account.

(10)	All paragraph headings contained herein are for descriptive purposes only and the language of such paragraph shall control.

13

(11)	ISO will not state, imply, or make references that it has membership in the Visa and MasterCard associations or is anything other than an independent contractor in the relationship with Global.

Global Payments Direct, Inc.		Mercury Payment Systems LLC

By:	/s/ Suellyn P. Tornay	By:	/s/ Jeffrey Katz

14

Appendix B

Global Payments Inc.

Independent Sales Organization Credit Policy Manual1

[1]	The Company’s records contain only even-numbered pages from the Global Payments Inc. Independent Sales Organization Credit Policy Manual.

Global Payments Inc.**

INDEPENDENT SALES ORGANIZATION

CREDIT POLICY MANUAL

Global Payments Inc.

10705 Red Run Blvd.

Owings Mills, MD 21117

443-394-1000

800-367-2638

**Mercury’s records contain only even-numbered pages from the Global Payments Inc. Independent Sales Organization Credit Policy Manual.

Introduction

1) Section One

•	1.0 Credit Overview

•	1.1 Responsibilities of the ISO Sales Representatives

•	1.2 Merchant Agreement Checklist

2) Section Two

•	2.0 Credit Underwriting Grid

•	2.1 MCC Code Lists - Moderate, High and Prohibited

3) Section Three

•	3.0 Credit Initiation and Acquisition

•	3.1 Credit Initiation: General Guidelines

•	3.2 Credit Initiation: Operating Procedures

•	3.3 Credit Initiation: Guarantees

•	3.4 Credit Initiation: Collateral/Reserves

•	3.5 Credit Initiation: MasterCard / Visa Terminated Merchant File (MATCH)

•	3.6 Credit Initiation: Underwriting Guidelines for Retail/Swiped

•	3.7 Credit Initiation: Underwriting Guidelines for Retail/Keyed

•	3.8 Credit Initiation: Underwriting Guidelines for MO/TO

•	3.9 Credit Initiation: Underwriting Guidelines for Internet

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

written consent of the manager of the Credit Department.

•	The Credit Department manager and staff will conduct regular, informal audits of the ISO’s merchant agreements to verify that the ISO is following Global’s underwriting guidelines.

•	For 100% liable ISO’s, Global reserves the right, at any time, to audit its account maintenance practices on the Merchant Accounting System.

Section 1.0: CREDIT OVERVIEW

Global offers a full range of transaction processing services, and we recognize that our merchant relationships generated by our ISO partners are one of our most important strategic assets. However, we, expect our ISO partners to adhere to certain minimum credit underwriting standards that are further described in this ISO Credit Policy Manual. Each ISO should evaluate all merchants and merchant agreements with respect to Global’s corporate objectives of safety, liquidity and profitability.

An ISO shall not discriminate against any person on any basis including, without limitation, sex, marital status, race, religion, national origin, age, geography, the fact that the applicant has exercised, in good faith, any rights under the Consumer Credit Protection Act or any other basis that is prohibited by law.

In all cases, the ISO’s establishment of a new merchant account should be based primarily on the creditworthiness of the merchant or personal guarantor. Some additional factors that should be considered by an ISO include, without limitation, the following:

•	Character of Management — What is the character of the management of the company? What is management’s reputation in the industry and the community?

•	Borrowing Capacity — What is the merchant’s borrowing history and track record of repayment? How much debt can the merchant handle without adversely affecting its financial performance and cash flow? Will the merchant be able to honor its obligations to Global including reimbursement for chargebacks and credit losses?

•	Capital — How well capitalized is the merchant? How much money have the owners invested in the business? If the merchant is operating with a negative net worth, for example, do the owners have the financial strength to add more of their own money?

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

4.	Global’s success depends on the ISO sales representative’s efforts to identify and solicit profitable, creditworthy merchants.

•	Credit evaluation responsibilities require that each ISO sales representative evaluate prospective merchants for credit worthiness, conformity with Global’s target market profile, transactional profitability and relationship potential.

•	The Credit Department requires that each of the ISO sales representatives contact the Credit Department or the ISO whenever additional information or support would expedite the approval process.

5.	ISO sales representatives are responsible for preparing the complete merchant agreement package. Prior to a merchant being added to the Merchant Accounting System, the ISO sales representative should act as the primary contact with the merchant.

•	Global believes that ISO’s have a distinct competitive advantage when prospective merchants deal with one person, the ISO sales representative.

•	The ISO sales representative is responsible for communicating with the merchant regarding Global’s decision of whether or not to enter into the merchant agreement.

6.	Global’s asset quality management function requires broad levels of activities, assessments, decisions and actions at varying intervals. There are two key responsibilities of ISO sales representatives emphasized in this manual:

•	The responsibility of ISO sales representatives to represent potential risks clearly, thoroughly and accurately; and

•	The need to communicate with the Global Credit Department about any favorable or unfavorable risk rating changes for any merchant or business segment.

Section 1.2: MERCHANT AGREEMENT CHECKLIST

1.	The ability of the Credit Department to recommend that management approve a merchant agreement is dependent on having access to all necessary information.

Provided below is a checklist of information, which will usually help to expedite the credit evaluation process.

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

•	The Credit Department will generally accept internally prepared or compiled financial statements when audited financial statements are not available.

•	The Credit Department will generally place less confidence in financial statements, which have not been prepared by an independent certified public accountant or CPA.

•	Required for all high risk merchants.

•	Initial Merchant Fee Paid by Merchant’s Check

•	Additional Materials

•	Examples of additional materials that may be helpful in evaluating the credit risk of a merchant or merchant agreement are:

a.	Contracts that the merchant maintains with its customers;

b.	Catalogs, advertisements and brochures;

c.	Business leases;

d.	Sample products;

e.	Existence of other businesses which could provide a cross-corporate guarantee, together with their financial statements;

f.	Clarification of whether the merchant listed in the merchant agreement operates in the form of:

•	An existing corporation (i.e., wasn’t recently formed);

•	A subsidiary of another corporation

•	The Credit Department will generally request a cross-corporate guarantee and two years business financial statements from the parent company.

•	A partnership (describe whether a limited partnership or a general partnership);

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

Section 2.0 Direct Merchant Credit Underwriting Grid

Section 2.0 ISO Underwriting Grid

Risk Level Classification (See Attached MCC Table)	Credit Card Volume Under $2.5 Million Per Year With a Valid personal guarantee 85% Card Present Average ticket < or = $300	Credit Card Volume Under $2.5 Million Per Year Without a Valid personal guarantee 85% Card Present Average Ticket < or = $300

Moderate Risk	Approved as submitted with an acceptable personal guarantee.	Send to Credit Department for review with 2 year complete business financials*

High Risk	Send to Credit Department for review with 2 years business financials*

Prohibited	Should not be actively solicited

*	FOR MOTO/Internet merchants, 100% liable ISOs underwrite their own merchant agreements up to $1,000,000 in annual processing volume. For retail merchants, 100% liable ISOs underwrite their own merchant agreements up to $20,000,000 in annual processing volume.
**	Virtual Site Surveys at a cost of $55 will be performed on all Internet merchants.
***	For average tickets > $300, please submit application to Credit Department for review.
****	All categories and risk levels are subject to a Credit Bureau review.

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

Denial Laboratories (8071)*	Game Stores (5945)	Medical Labs (8071)
Dentists (8021)*	Gas Stations (5541)	Medical Services & Health Practitioners (8099/8011)
Department Stores (5311)	General Merchandise Shops (5399)	Medical, Dental, Ophthalmic Supplies (7399)
Diaper Services (7211)	General Rentals (****)	Membership Clubs, Month-to-Month (7997)*
Discount Stores (5310)	General Warehouse & Storage (4225)	Membership Organizations (8699)
Disinfecting Services (7342)	Gift/Card/Novelty Stores (5947)	Men’s Stores (5621, 5691)
Doctors (****)	Girl’s Clothing (5699)	Men’s, Women’s & Children’s Uniforms (5691)
Domestic Service (7349)	Glass/Paint/Wallpaper Stores (5231)	Meal Service Centers & Offices (7399)*
Drapery, Window Covering Stores (5714)	Glassware Store (5950)	Miscellaneous Publishing & Printing (7333-7338)
Drugstores (5912)	Glasswork, Contractors (1799)*	Motor Freight Carriers (4214/4215)
Dry Cleaners (7216)	Golf Course, Public (7992)	Motor Vehicle Supplies & Parts (5531)
Duty Free Stores (5309)	Golf Courses, Private (7997)	Motorcycle Dealers (5571)
Eating Places (5812)	Government Services (9599)	Movie Theaters (7832)
Educational Services (8299)	Graphics (7339)	Moving & Storage Companies (4214)
Electric Razor Stores & Services (5997)	Graphics, Commercial (7333)	Music Stores (5733)
Electrical Contractors (1731/1520)	Grocery Stores (5411)	Musical Instrument Stores (5733)
Electronic Repair Stores (7529)	Health Clubs, Month-to-Month Contracts (7298)	Needlework Stores (5949)
Electronic Sales (5732)	Hearing Aid, Sales & Service (5975)	Newsstand & News Dealers (5994)
Employment Agencies (7361)	Heating Contractors, Sales & Service (1711)*	Non-Profit Organizations, 501(3)c Status (6398)
Exterminating Services (7342)*	Home Repair Services (7899)*	Novelty Shops (5947)
Eyeglasses Stores (8043)	Home-Based Businesses, Card Swipe (****)	Nurseries, Excludes landscapers (5281)
Fabric Stores (5949)	Hospitals (6062)	Nursing & Personal Care Facilities (8050)
Farm Implement Dealers (6251)	Household Appliances (5722)	Nut Stores (5441)
Fast Food Restaurants (5812)	Houseware/Cutlery (5719)	Office Furniture (5021-5023)
Ferries, Local Water Transportation (4111)	Information Retrieval Services (7372)	Office Supplies (5943)
Fines (922)	Insulation, Contractors (1740/1520)	Ophthalmologists (8042/8011)
Fire Departments (9399)	Insurance Products (6300)	Optical Goods Stores (8043)
Fireplace Accessories (5718)	Intermediate Care Facilities (8050)	Opticians (8043/8011)
Flea Market, Fixed Location (****)	Janitorial Services (7349)	Optometrists (8042/8011)
Florists, Retail (5992)	Labor Unions (8699)	Orthodontists (8021/8011)
Flying Fields (4582)	Lamp/Lighting Stores (5712)	Orthopedic Goods Stores (5976)
Framing Stores (5948)	Landscaping Services (0780)	Osteopaths (8031/8011)
Freight Carriers (4214)*	Laundromats (7210)	Package Stores (5921)
Freight Forwarders (4215/4214)	Lawn/Garden Supply Stores (5281)	Paint, Varnish & Supplies Stores (5231)
Fuel Oil Dealers (5983)	Lumber Stores (5211)	Parcel Post Stores (9401)
Funeral Parlors (7261)	Marinas (4468)	Personal Counseling (7277)*
Furniture Rental (7394)	Marriage Counseling, Licensed (7277)	Pet Grooming Shops (7299)
Furniture Repair & Refinishing (7641)*	Massage, Licensed (7297)	Pet Stores (5995)
Furriers (5681)	Meat & Fish Markets (5499)	Petroleum & Petroleum Products (5983)

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

High Risk Merchants

Alterations, Mending Shops (5697)	Gravestones, Monuments, Sales (5099)	Sports Cards, Retail Shops (5999)
Amusement & Recreation Services (7996)	Gun Shop (5941)	Sports Forecasting (5967)
Attorneys (8111)	Ice Dealers (5999)	Stereo Sales, Home & Auto (5732)
Auto Dealers, Used (5521)	Inbound Telemarketing (5966)	Stonework & Masonry Contractors (1740/1520)
Auto Rental (7512)	Industrial Supplies (5085)	Tattoo Parlor (7299)
Automobile Repair Shops (7538)	Jewelry Repair Stores, Retail (7631)	Taxis (4121)
Automobile Transmission Repair Shops (7538)	Jewelry Stores, Retail (5944)	Telecommunications Equipment Sales (4812)
Bail Bond Services (9223)	Kiosks, with leases <1 year (7299)*	Television Sales, Consumer Electronics (5732)
Carpet & Floor Cover Stores (5713)	Kiosks, with leases >1 year (7299)*	Tile Setting Contractors (1740/1520)
Casino Gaming Chips (7996)	Legal Services (8111)	Towing (7549)
Cellular Phone & Beeper Services	Meat Provisioners, Freezers, Lockers (5422)	Travel Tours, including Tour Guides (4722)
Computer Store (5734)	Night Clubs, Lounges & Discos (5813)	Well-Drilling, Contractors (1799/1520)
Contractors, Concrete Work (1771/1520)	Off Track Betting (7995)
Contractors, General, NEC (1520)*	Outbound Telemarketing (5966)
Contractors, Residential Building (1520)*	Protective Services (7393)*
Contractors, Special Trade (1799/1520)	Racing, Car Dog, Horse (7941)
Dinner Theaters (7999)	Recreational Facilities (7999)
Detective Services (7393)	Retail Stores (5999)
Fireworks Stores (5999)	Security Services (7393)
General Contractors, Commercial, NEC (1520)*	Seminars, Educational (8299)
General Contractors, Residential, NEC (1520)*	Siding Contractors, Residential (1761/1520)
General Warehouse & Storage (4225)	Ski Stores (5999)

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

Section 3.0 CREDIT INITIATION AND ACQUISITION

1.	This section of the manual provides guidelines to assist ISO’s in their identification of viable prospects, evaluation of risk and structuring of proposals which meet Global’s underwriting criteria for the target business/merchant segment.

Section 3.1: CREDIT INITIATION: General Guidelines

1.	This section of the ISO Credit Policy Manual describes source materials, which typically provide useful information on a prospective merchant

•	The list is provided only as a general guideline.

•	Every item may not be required for every merchant agreement.

2.	Global believes that financial statements generally are an excellent source of information to evaluate risk.

•	Global’s Credit Department must consider whether the scope (audited, reviewed, compiled, and internally prepared) and quality are consistent with the risk and complexity of the merchant’s business.

•	BO sales representatives should obtain at a minimum the last two fiscal year end business financial statements.

•	Financial statements are always required for prospective merchant agreement that meet one of the following conditions.

•	The projected credit card volume is greater than or equal to $2,500,000.

•	The primary owners/shareholders of the merchant do not provide a valid personal guarantee.

•	All MO/TO and Internet (E-Commerce) merchants.

•	Financial statements are also required on any prospective merchant agreement which

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

5)	Except for 100% ISO’s as described in Section 2.0, a decision is made by the Credit Department to either approve, hold or decline the application; and

6)	The application is submitted to Masterfile for auditing or held in the Credit Department until a final decision is made.

Credit Bureau Reports on Each Guarantor and on the Owners

•	For each new merchant and/or merchant agreement, the credit analyst shall request a credit bureau report from Equifax, Experian or Trans Union.

•	At a minimum, each ISO sales representative must supply the following information for each owner and guarantor:

•	Last Name

•	First Name

•	Middle Name

•	SSN: Social Security Number

•	House #

•	Street Name

•	Zip Code

Additional Locations

•	The ISO sales representative and the credit analyst are responsible for verifying the accuracy of the merchant agreement materials.

•	For additional locations, site surveys are not required.

•	ISO sales representatives are requested to submit a merchant signed additional location set-up letter on the merchant’s letterhead. The new DDA (if different) should be listed as well as other pertinent information, such as d/b/a name, legal name, address, telephone, fax, etc.

•	The credit analyst and the ISO Sales representative should verify that the current owner is the legal owner of the previous location(s).

•	ISO sales representatives should provide the merchant’s current Global merchant account numbers.

•	ISO sales representatives should provide average ticket size and annual volume estimates for each new location.

•	The credit analyst should access the Merchant Accounting System and check the IDX and MEM screens to evaluate how the merchant is handling its Global account. The credit analyst applies two tests to assess the merchant’s historical account performance.

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

•	Financial statements should include two years of balance sheets, income and cash flow statements, and the auditor’s footnotes (if audited). The auditor’s signed and dated opinion letter should be attached to the financials (draft financials are not acceptable).

•	For merchants with anticipated volumes greater than or equal to $2,500,000, which are personally guaranteed, and for which no business financials are available, the ISO sales representative should request the guarantor’s personal financial statement.

•	For merchants with anticipated volumes of greater than or equal to $2,500,000, the Credit Department will generally request a business financial report from the Dun & Bradstreet Corporation.

Credit Evaluation Phase

•	Once the Credit Department has verified the completeness of the merchant agreement, the Credit Department assesses the prospective merchant with respect to:

a)	Management’s industry experience and personal financial strength;

b)	Business segment/industry risk;

c)	Financial strength of the merchant;

d)	Global’s chargeback experience within the merchant’s industry and the risk-adjusted value of the merchant’s incremental volume.

•	Within an average of forty-eight hours, the Credit Department assigns one of the following classifications to every merchant agreement:

Decision types:

a.	Approved with no restrictions

b.	Approved with collateral/reserves (see Section 3.4)

c.	Approved with a bank indemnification

•	The Credit Department may reopen declined applications if the referring bank is willing to provide indemnification for a

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

•	All requests by a merchant to change its legal business name should be submitted with a new merchant agreement.

•	All legal name changes on existing merchant accounts should be submitted to the Credit Department for approval and should include an official document certified by the applicable state agency (i.e., Secretary of State’s office).

•	All requests by a merchant to reflect a change in the merchant’s ownership should be submitted with a complete merchant application package.

•	All ownership changes on existing merchant accounts should be submitted to the Credit Department for approval.

Section 3.3: CREDIT INITIATION: Guarantees

1.	Global generally requires personal guarantees on all merchant agreements. The credit analyst needs to assess the guarantor’s financial condition and cash flow.

•	For merchant agreements in which (i) the projected volume is greater than or equal to $2,500,000, (ii) a personal guaranty is provided, and (iii) the merchant is in business less than two years, personal financial statements on the guarantor(s) are required.

•	Personal financial statements are required to enable the Credit Department to understand more fully the guarantor’s assets, obligations, income, cash flow, liquidity and other contingent liabilities.

2.	When an ISO sales representative submits a merchant agreement from a corporate subsidiary, the ISO sales representative should consider requesting the guarantee of related subsidiary(ies) or the parent.

•	The ISO sales representative should contact the Credit Manager with any questions concerning a specific transaction.

3.	Guarantees should be continuing and unlimited. ISO’s should always contact the Credit Department each time it needs to deliver a form of guaranty to a merchant, as the forms are continually being amended.

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

Section 3.4: CREDIT INITIATION: Collateral/Reserves

If collateral or reserves are deemed necessary, Global prefers to receive such collateral or reserves in the following manner (ranked in order of preference):

•	Cash Reserve

•	Certificate of Deposit

•	Bank Indemnification

•	Cross Corporate Guaranty

•	Letter of Credit

•	Personal Guaranty

•	Any other means that may be mutually agreeable and approved by the Global Legal Department.

Whenever a merchant is required to provide such collateral or reserves, Global will supply the ISO with the form of required agreement to be executed by the merchant.

For Certificates of Deposit or CD’s that are pledged by a merchant to provide collateralized protection, the Credit Department generally requires the following items.

•	The merchant must assign the CD to Global.

•	The bank holding the merchant’s CD must send a completed assignment letter and a physical copy of the CD to the Credit Manager.

•	If the CD is in excess of $5,000, the Credit Department must verify the legitimacy with the bank.

•	The Credit Manager is responsible for placing the CD in the Credit Vault.

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

Section 3.6: Underwriting Guidelines for

STANDARD RETAIL MERCHANTS

Credit Underwriting – Retail
(face-to-face card swiped) Retail
Card Swipe	>=85%
Internet	0%
Credit Bureau	Required
Personal Guarantee or Financial Statements	Required
Financial Ratios	As per RMA

1.	Definition:

•	These are merchants with a “brick and mortar” store-front who process less than 15% mail/telephone order, are less than 15% keyed, have 0% Internet E-Commerce transactions and who deliver their product/service immediately to their customer.

2.	Global and ISO Risk:

•	Global’s and ISO’s exposure is directly related to the average ticket amount and the merchant’s total annual credit card volume.

•	Global’s and ISO’s chargeback exposure will be directly proportional to the merchant’s product quality and to the merchant’s refund/return policy.

3.	Underwriting Guidelines:

•	Credit Bureau - the merchant (or guarantor), generally must not have any unsatisfied liens, collections, charge offs, late payments, civil suits or judgments.

4.	Financial Ratios - Industry Category

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

4.	Financial Ratios - Industry Category

•	The Credit Department will evaluate a merchant’s financial strength using standard industry ratios promulgated in Risk Management Association’s Annual Report.

Section 3.8: Underwriting Guidelines for

MAIL-ORDER OR TELEPHONE-ORDER (MO/TO) MERCHANTS

Credit Underwriting – MO/TO
(card not present, non face-to-face) MO/TO
MO/TO	> 15%
Internet	0%
Credit Bureau	Required
Personal Guarantee and/or	Required
Financial Statements and/or	Required
Financial Ratios	As per RMA

1.	Definition:

•	These merchants process more than 15% MO/TO (or non face-to-face) and have zero E-Commerce transactions.

2.	Global and ISO Risk:

•	Global’s and ISO’s exposure is directly related to the average ticket amount, the merchant’s total annual credit card volume, the average delivery time (i.e., the future delivery risk) and the type of business.

•	Global’s and ISO’s chargeback exposure will be directly proportional to the merchant’s product quality, the merchant’s refund/return policy and the quantified contingent liability risk associated with the merchant’s future delivery and/or extended liability risks.

3.	Underwriting Guidelines:

The information contained in this Credit Policy Manual is proprietary and confidential, and should not be copied, distributed or disseminated in any manner to any person.

Revision Date: August 2002

Section 3.9: Underwriting Guidelines for

INTERNET MERCHANTS

Credit Underwriting – Internet
(E-Commerce, card not present) Internet
Internet (E-Commerce)	> 0%
Credit Bureau	Required
Personal Guarantee and/or	Required
Financial Statements and/or	Required
Financial Ratios	As per RMA

1.	Definition:

•	These are merchants who process in excess of 35% mail/telephone order credit card transactions.

2.	Global and ISO Risk:

•	Global’s and ISO’s exposure is directly related to the average ticket amount, the merchant’s total annual credit card volume and the quantified contingent liability risk associated with the merchant’s future delivery and/or extended liability risks.

•	Global’s and ISO’s chargeback exposure will be directly proportional to the merchant’s product quality, the merchant’s refund/return policy and the future delivery and/or extended liability risks.

3.	Underwriting Guidelines:

•	A personal guarantor or reserve is required.

•	Credit Bureau - the merchant (or guarantor), generally must not have any unsatisfied liens, collections, charge offs, late payments, civil suits or judgments.

4.	Financial Ratios - Industry Category

Appendix C

Personal Guaranty

Jeffrey Katz (the “Guarantor”) is a principal of Mercury Payment Systems LLC, or other third party, and hereby personally guarantees to Global and the member bank, as well as to their successors and assigns, the full, prompt and complete performance of ISO and all of ISO’s obligations under this Agreement, including, but not limited to, the payment of credit losses, chargebacks and expenses in accordance with Section B4 of the Agreement, whether arising before or after termination of this Agreement. This guaranty is a guaranty of payment, and not of collection, and a debt of Guarantor for his or her own account. Accordingly, Global shall not be obligated or required before enforcing this guaranty against Guarantor: (a) to pursue any right or remedy Global may have against ISO, Guarantor or any other guarantor of these obligations or commence any suit or other proceeding against ISO, Guarantor or any other guarantor of these obligations in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of ISO or any other guarantor of these obligations; or (c) to make demand of the ISO or any other guarantor of these obligations or to enforce or seek to enforce or realize upon any collateral security held by Global which may secure any of these obligations. This guaranty shall not be discharged or otherwise affected by any waiver, indulgence, compromise, settlement, extension of credit, or variation of terms of this Agreement made by or agreed to by Global, the member bank or ISO. Guarantor hereby waives any notice of acceptance of this guaranty, notice of non-payment or non-performance of any provision of the Agreement by ISO, and all other notices or demands regarding the Agreement. Guarantor agrees to promptly provide to Global and the member bank any information reasonably requested by either of them from time to time, concerning his or her financial condition(s), business history, business relationship and employment information.

/s/ Jeffrey Katz	Date: 8/4, 2003
Guarantor

/s/ Frank Dawson	Date: 8-4, 2003
Witness

FIRST AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This First Amendment to Merchant Services Agreement (the “Amendment”) is between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems LLC (hereinafter referred to as “ISO”), with principal offices located at 72 Suttle Street, Durango, Colorado 81303.

WI T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003 (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein, in part, in connection with the parties execution of the Compensation Advance Agreement dated July 8, 2004 (the “Advance Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. (a) The existing Debit Trans Price and EBT Trans Price items on Appendix A shall be revised as follows:

Debit Trans Price	-	The current back-end pricing + $*****
EBT Trans Price	-	The current back-end pricing + $*****

(b) The existing Leased Line Visa / MasterCard authorization, capture, settlement, and BIN fees (Non Voice / IVR / Touchtone Capture) on Appendix A shall be revised as follows:

Transactions per month:

*****

The revised fees referenced here shall be included on Appendix A and shall apply prospectively on and after July 1, 2004, or a later date as is reasonably determined by Global.

Section 2. Section A2 is hereby deleted in its entirety and replaced with the following language:

“Notwithstanding anything to the contrary set forth in the Agreement, ISO agrees that, except for merchant accounts it acquires via acquisition from the existing portfolio of a third party, which merchant accounts are processing with a different processor at the time of the acquisition, and merchant accounts that require a specific product that Global agrees it does

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

1

not offer and cannot timely make available, during the term of this Agreement through July 1, 2007, ISO will refer other merchant accounts solicited and sold by ISO to Global pursuant to the following terms: Global and ISO agree that the settled transaction and dollar volume processed by Global on behalf of ISO hereunder shall represent (a) at least eighty percent (80%) of all front-end business of the ISO that is not otherwise excluded on the basis of Global’s credit policy set forth in Appendix B, as amended from time to time, and (b) all of ISO’s back-end business related to the front-end business referenced in (a) immediately above. Global must approve in writing and in advance any business that is outside of Global’s credit policy. Within ninety (90) days of the expiration of each six (6) month period of the Agreement, ISO shall submit to Global a statement of the number of applications processed for all new business written by ISO during the prior six (6) month period. In the event Global determines that the ISO has not complied with the foregoing volume commitment during any six (6) month period of the Agreement, then effective on the first day of and for the remainder of the applicable six (6) month period immediately following the six (6) month period during which the volume commitment is not met, the fee for authorization transactions and for authorization/capture transactions shall be increased by the amount of $*****.”

Section 3. The first sentence of Section J1 is hereby deleted and replaced with the following language:

“This Agreement shall have an initial term through July 1, 2008, shall take effect on the date executed by Global and shall thereafter automatically renew for successive twelve (12) month periods.”

Section 4. The following language shall be added as Section J3:

“Notwithstanding anything to the contrary set forth in this Agreement, ISO hereby acknowledges and agrees that any default by ISO in its performance of any obligation under the Advance Agreement that is not cured by ISO as required by the Advance Agreement (in any case where such a right to cure exists for the benefit of the ISO), shall constitute a default under this Agreement, and Global shall be entitled to terminate this Agreement immediately upon delivery of written notice to ISO.”

Section 5. The first sentence of Section O1 is hereby deleted and replaced with the following language:

“This Agreement, together with the Compensation Advance Agreement entered between Global and ISO, contains the full understanding of the parties with respect to the subject matter hereof, and no waiver, alteration or modification of any of the provisions of either the Agreement or the Compensation Advance Agreement shall be binding unless in writing and signed by both parties.”

Section 6. The terms and conditions of the Agreement, including Appendix A, shall remain the same and in full force and effect, except as specifically modified herein. Unless otherwise expressly provided herein to the contrary, the terms of the Amendment shall apply prospectively as of the latest date of execution below.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

2

Section 7. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 8. Global and ISO represent and warrant that each bas the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

IN WITNESS WHEREOF, Global and ISO have each caused this First Amendment to Merchant Services Agreement to be executed, sealed and delivered as of the respective dates indicated below.

Mercury Payment Systems LLC

By:	/s/ Jeffrey Katz
Name:	Jeffrey Katz
Title:	CEO
Date:	7/8/04

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Executive Vice President
Date:	7-8-04

3

SECOND AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Second Amendment to Merchant Services Agreement (the “Amendment”) is between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems LLC (hereinafter referred to as “ISO”), with principal offices located at 72 Suttle Street, Durango, Colorado 81303.

W l T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Notwithstanding the First Amendment to the Merchant Services Agreement dated July 8, 2004 (the “First Amendment”), the pricing set forth in Section 1(a) and (b) of the First Amendment shall be reversed effective July 1, 2004 and the original pricing set forth in Appendix A and attached to the Agreement shall apply for all purposes on and after July 1, 2004 in accordance with the terms of the Agreement. Global will provide ISO with a statement for amounts retroactively due pursuant to the original Appendix A under the Agreement since July 1, 2004 and will debit this amount from ISO’s Compensation (as defined in the Agreement).

Section 2. Section A2, as amended, is hereby deleted in its entirety and replaced with the following language:

“Notwithstanding anything to the contrary set forth in the Agreement, ISO agrees that, except for (a) merchant accounts it acquires via acquisition from the existing portfolio of a third party, which merchant accounts are processing with a different processor at the time of the acquisition, and (b) merchant accounts that require a specific product that Global does not offer and cannot timely make available, during the term of this Agreement, ISO will refer other merchant accounts solicited and sold by ISO to Global pursuant to the following terms: Global and ISO agree that the settled transaction and dollar volume processed by Global on behalf of ISO hereunder shall represent (a) at least fifty one (51%) percent of all front-end business of the ISO that is not otherwise excluded on the basis of Global’s credit policy set forth in Appendix B, as amended from time to time, and (b) all back-end business related to the front-end business described in (a) above. Global must approve in writing and in advance any business that is outside of Global’s credit policy. Within ninety (90) days of the expiration of each six (6) month period of the Agreement, ISO shall submit to Global a statement of the number of applications processed for all new business written by ISO during the prior six (6) month period. In the event

1

Global determines that the ISO has not complied with the foregoing volume commitment during any six (6) month period of the Agreement, then effective on the first day of and for the remainder of the applicable six (6) month period immediately following any six (6) month period during which the volume commitment is not met, the fee for authorization transactions and for authorization/capture transactions shall be increased by the amount of $*****.”

Section 3. The first sentence of Section J1, as amended, is hereby deleted and replaced with the following language:

“This Agreement shall have an initial term through August 9, 2006, shall take effect on the date executed by Global and shall thereafter automatically renew for successive twelve (12) month periods.”

Section 4. The terms and conditions of the Agreement, including Appendix A, shall remain the same and in full force and effect, except as specifically modified herein. Unless otherwise expressly provided herein to the contrary, the terms of the Amendment shall apply prospectively as of the latest date of execution below.

Section 5. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 6. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

IN WITNESS WHEREOF, Global and ISO have each caused this Second Amendment to Merchant Services Agreement to be executed, sealed and delivered as of the respective dates indicated below.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

2

Mercury Payment Systems LLC

By:	/s/ Jeffrey Katz
Name:	Jeffrey Katz
Title:	Member/CEO
Date:	3/18/05

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	April 1, 2005

3

THIRD AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Third Amendment to Merchant Services Agreement (the “Amendment”), dated as of the 20th day of June 2006, is between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems LLC (hereinafter referred to as “ISO”), with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement (defined below).

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by a First Amendment to Merchant Services Agreement, effective July 8, 2004, and by a Second Amendment to Merchant Services Agreement, effective April 1, 2005 (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. The first sentence of Section J1, as amended, is hereby deleted in its entirety. The initial term of the Agreement shall be extended to the date that is five (5) years from the date of this Amendment, and the Agreement shall thereafter automatically renew for successive twelve (12) month periods.

Section 2. The last sentence of Section J1 is hereby deleted in its entirety and replaced with the following language:

“Except as otherwise expressly provided herein with regard to additional rights of termination, either party may terminate this Agreement by notifying the other party in writing at least one hundred eighty (180) days prior to the expiration of the initial or any renewal term, to be effective at the end of the then-current term.”

Section 3. Prospectively and effective as of the first day of the month during which the Amendment is fully executed, Appendix A shall be deleted in its entirety and replaced with the new Appendix A, attached hereto.

Section 4. Section A2, as amended, is hereby deleted in its entirety and replaced with the following language:

“2. Notwithstanding anything to the contrary set forth in the Agreement, ISO agrees that, during the initial term of this Agreement, except for (a) merchant accounts it acquires via acquisition from the existing portfolio of a third party, which merchant accounts are processing with a different processor at the time of the acquisition, (b) merchant accounts

1

that require a specific product that Global does not offer and cannot timely make available, and (c) merchant accounts declined by Global, ISO will refer other merchant accounts (the “Remaining Accounts”) solicited and sold by ISO to Global pursuant to the following terms: Global and ISO agree that the authorized transactions, settled transactions, and dollar volume processed by Global on behalf of ISO hereunder shall represent, of the Remaining Accounts, at least eighty percent (80%) of all new business of ISO. Global must approve in writing and in advance any business that is outside of Global’s credit policy. Within ninety (90) days of the expiration of any six (6) calendar month period of the initial term of the Agreement, Global may require that ISO shall submit to Global a statement of the number of applications processed for all new business written by ISO during such six (6) calendar month period. In the event Global determines that ISO has not complied with the foregoing volume commitment during any prior six (6) calendar month period within the initial term of the Agreement (the “Default Period”), then effective on the first day of and for the remainder of the six (6) calendar month period immediately following the Default Period (the “Potential Cure Period”), the fee for authorization transactions and for settled transactions shall be increased by the amount of $*****. In the event ISO does not comply with the foregoing volume commitment for the Potential Cure Period, the $***** increase shall remain in effect for additional six (6) calendar month periods until the earlier of (a) the expiration of the initial term, and (b) the first six (6) calendar month period, as measured in six (6) calendar month increments following the Potential Cure Period (the “Additional Potential Cure Periods”), for which ISO is compliant with the foregoing volume commitment. By way of example, if the Default Period is January 1, 2007 through June 30, 2007, the Potential Cure Period would be July 1, 2007 through December 31, 2007 and the Additional Potential Cure Periods would begin January 1, 2008, July 1, 2008, and so on If ISO were to comply with the foregoing volume commitment for the Additional Potential Cure Period beginning July 1, 2008, then the last day that ISO would pay the $***** increase would be December 31, 2008. Such increase shall be the sole remedy for any breach of the foregoing volume commitment. For the avoidance of doubt, the volume commitment described in this Section A2 shall not apply after the initial term of the Agreement.”

Section 5. Section F4 is hereby deleted in its entirety and replaced with the following language:

“4. Assignment of Merchant Agreements. Notwithstanding the solicitation restrictions set forth in Section C above, subject to Global’s rights under Section O.2 below, and assuming ISO is not in default of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, after the initial term of the Agreement, ISO may, upon written notice to Global, elect to either (a) re-locate the processing activity of the Merchants to another processor and member bank by securing new merchant applications and merchant agreements with the Merchants for purposes of the Merchants’ processing with a new processor and member bank, or (b) instruct Global, and Global hereby agrees, to assign all of its rights and obligations in all or an identified segment of the Merchant Agreements to another transaction processor designated by ISO, and to coordinate with the member bank for the purpose of requesting its assignment of its rights and obligations under the subject Merchant Agreements to another member

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

2

bank designated by ISO, conditioned upon the execution of novation(s) by all interested parties to effect a full and final release of Global and the member bank from each assigned Merchant Agreement, such novation(s) and release(s) to become effective on the effective date of the assignments, and subject to any other requirements of the member bank that arise from any applicable federal, state, and local laws, regulations, ordinances and codes, and any rules and operating regulations issued by card associations. In the event that ISO elects to assign the Merchant Agreements pursuant to this Section F4, but is in default of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, ISO shall have the option to cure such default by providing protection to Global through an increase in its Reserve Account, a letter of credit, or other method, provided such alternate protection is satisfactory to Global in its sole discretion.

Within thirty (30) days following receipt by Global of written notice from ISO that ISO elects to assign the Merchant Agreements pursuant to this Section F4, Global shall notify ISO in writing of any default by ISO of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, and of which Global has actual knowledge, and shall provide ISO with an estimate of such financial exposure and supporting detail including a list of Merchants affected by such default, if available and known by Global; provided, however, if Global does not have actual knowledge of any such default within such time period, Global shall notify ISO of any default as soon as reasonably practicable thereafter but in any event within thirty (30) days after learning of such default, and shall at that time provide ISO with an estimate of such financial exposure and supporting detail including a list of Merchants affected by such default, if available and known by Global in the event that Global gives written notice to ISO that there exists a default by ISO of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, then upon ISO’s written request, Global will discuss with ISO in good faith and within a reasonable time period the asserted default, the financial exposure to Global and the appropriate protections for Global with respect to such default.

Global represents and warrants that it is authorized to assign its rights under the Merchant Agreements to a third party and that it is authorized to direct Global’s member bank to assign such member bank’s rights under the Merchant Agreements to another member bank. In addition, Global, its member bank, the assignee processor and member bank and the ISO shall execute an assignment and assumption agreement, including non-financial terms reasonably acceptable to Global and its member bank, to effect the assignment and assumption between the parties of the rights and obligations set forth in the Merchant Agreements. For the avoidance of doubt, ISO acknowledges that elections (a) and (b) above are prohibited during the initial term of the Agreement, but may be made at any time after the initial term of the Agreement subject to the terms and conditions described herein. Any and all actual reasonable costs of Global and the member bank associated with the de-conversion of the Merchants shall be paid by ISO in advance and/or reimbursed to Global and the member bank by ISO within thirty (30) days of the date of Global’s invoice for reimbursement of such costs.”

3

Section 6. Following the date of this Amendment, in the event that ISO provides to Global a business concern whereby ISO requests a separate Bank Identification Number (“BIN”) and Interbank Card Association (“ICA”) number for the Merchants processing with Global, and Global and ISO do not mutually agree within a reasonable time period that Global will otherwise satisfy such business concern, then within sixty (60) days of ISO’s request, Global will direct its member bank to request from Visa/MasterCard a separate BIN and ICA number for the Merchants processing with Global. Such dedicated BIN and ICA shall be for ISO’s exclusive use and shall not be utilized by Global for any purpose other than processing Merchant transactions. All existing Merchant Agreements and the transactions associated with such Merchant Agreements shall be transferred to such dedicated BIN and ICA. ISO shall be responsible for any and all costs, of whatever nature, associated with such BIN and ICA, including but not limited to set up fees, recurring fees, administrative fees, conversion costs (at $150.00 per hour of programming time), a Unique BIN Annual Global Administration Fee, and fines and penalties assessed by the card associations. ISO’s use of the BIN and ICA will be subject to any reasonable requirements of Global, Global’s member bank and the card associations, as applicable.

Section 7. Without limiting the generality of ISO’s obligations under Section G (“CONFIDENTIALITY”) of the Agreement, ISO acknowledges and agrees that the terms of Section 6 of this Amendment are subject to Section G of the Agreement, are strictly confidential and shall not be disclosed by ISO to any third party.

Section 8. (a) Notwithstanding anything stated to the contrary in the Agreement and without limiting ISO’s obligations under Section B4(a) or elsewhere in the Agreement, ISO shall bear any and all losses, costs, or expenses, including reasonable outside attorney’s fees, arising from or related to (a) any Merchant and/or any Merchant Agreement, including without limitation any chargebacks and credit losses, and (b) Global’s enforcement or defense of any of its rights and/or any of the rights of the member bank under the Merchant Agreement, provided, however, that Global, not ISO, shall bear any and all losses, costs, or expenses, including reasonable outside attorney’s fees, arising from or related to any gross negligence or willful misconduct on the part of Global.

(b) ISO and Global shall negotiate in good faith with respect to changes in the surcharge section of the Merchant Agreement and will agree upon such changes within thirty (30) days of the date of this Amendment. Within one (1) month after reaching agreement upon the changes to the surcharge section of the Merchant Agreement, ISO shall send a written notice to all Merchants informing them of the new terms of the Merchant Agreement, subject to Global’s right to request ISO to delay sending such notice. Section 8(a) shall apply to any losses, costs and expenses, including reasonable outside attorney’s fees, arising from claims (other than the Action or any Subsequent Action addressed by Section 12 hereof) made by Merchants addressing the modified surcharge section of the Merchant Agreement. Global shall bear any and all losses, costs, or expenses, including reasonable outside attorney’s fees, arising from or related to, claims (other than the Action or any Subsequent Action addressed by Section 12 hereof) made by Merchants addressing the unmodified surcharge section of the Merchant Agreement.

(c) Neither ISO nor Global may modify in any way the terms and conditions of the Merchant Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld or delayed, provided that Global may modify the Merchant Agreement to comply with a rule or regulation of a card association or network organization without ISO’s consent (although Global shall afford ISO a reasonable advance opportunity to comment on modification language it proposes).

4

(d) With respect to any claim for which ISO bears responsibility under this Section 8 and in which ISO is named as a party and neither Global nor the member bank is named as a party, ISO shall have the control of the defense of such action and will keep Global fully informed of such proceedings.

(e) With respect to any action for which ISO bears responsibility under this Section 8 and in which either Global or the member bank are named as parties along with ISO, ISO shall have the control of the defense of such action unless Global determines in good faith that it needs to control the defense of such action because of the subject matter of the action or the amount in controversy. In the event ISO is controlling the defense of such an action, ISO shall keep Global fully informed of such proceedings and shall obtain Global’s consent prior to taking actions on Global’s behalf in such proceedings. In the event that Global has the control of the defense of such action, Global shall keep ISO fully informed of such proceedings and shall obtain ISO’s consent prior to taking actions on ISO’s behalf in such proceedings.

(f) With respect to any action for which ISO has responsibility under this Section 8 or the Agreement and in which ISO on the one hand and Global or the member bank on the other are both named as parties, then, in the event that counsel retained by the party controlling the defense of such action determines that it cannot represent both ISO and Global or the member bank because of a conflict, the party not controlling the defense of such action shall retain separate counsel and ISO shall be responsible for the greater of the legal fees incurred by ISO and Global and Global shall be responsible for the lesser of the legal fees incurred. By way of example, if ISO is responsible for an action that names ISO and Global as parties, and Global is controlling the defense of such action, and the law firm retained by Global determines that it cannot represent both Global and ISO, and ISO retains separate counsel per this Section 8, and ISO’s counsel bills $50,000 in legal fees, and Global’s counsel bills $100,000 in legal fees, then ISO shall be responsible for $100,000 of such fees and Global shall be responsible for $50,000 of such fees. In the event ISO decides to hire separate counsel of its own choosing in the absence of a conflict where Global is controlling the defense of such action, ISO shall be responsible for the legal fees incurred by both ISO and Global and/or the member bank. Nothing in this subsection (j) shall affect responsibility for settlement or judgment of any such action.

(g) With respect to any action for which ISO bears responsibility under this Section 8 and of which ISO has control of the defense of such action, Global shall be entitled to retain separate counsel of its choosing to defend it and/or the member bank in such action, provided that, in such event, Global shall be responsible for the fees of such separate counsel, and ISO shall be responsible for any settlement or judgment. In such event, Global shall not settle such action without ISO’s prior consent.

(h) With respect to any action arising from or related to a Merchant that names Global and/or the member bank, but not ISO, as a party, Global shall be entitled to control the defense of such action and the liability for such action shall be determined by the Agreement, as amended. In the event ISO bears responsibility for such action, Global shall not settle such action without ISO’s prior consent.

5

(i) With respect to any action for which Global bears responsibility under this Section 8 and in which Global is named as a party (whether ISO is named as a party), Global shall have the control of the defense of such action and will keep ISO fully informed of such proceedings and shall obtain ISO’s consent prior to taking actions on ISO’s behalf in such proceedings.

(j) With respect to any action for which Global bears responsibility under this Section 8 and of which Global has control of the defense of such action, ISO shall be entitled to retain separate counsel of its choosing to defend it in such action, provided that, in such event, ISO shall be responsible for the costs and expenses of such separate counsel, and Global shall be responsible for any settlement or judgment In such event, ISO shall not settle such action without Global’s prior consent.

(k) With respect to any action for which Global and ISO have shared responsibility under this Section 8, the parties will cooperate in the defense of such action, and neither party shall settle such action without the other party’s consent.

(l) The party that controls the defense of an action under this Section 8 shall have the right to select counsel to defend an action, provided that the other party shall have the right to reject such selection for good cause.

(m) If ISO bears responsibility and controls the defense of an action under this Section 8, it shall not settle the action without prior written consent, such consent not to be unreasonably withheld, provided that if Global withholds its consent to any settlement proposed by ISO, ISO’s payment and indemnification obligations hereunder shall be automatically rescinded.

(n) For the avoidance of doubt, this Section 8 shall be inapplicable to the events described in Section 12 and, in the event of a conflict between this Section 8 and Section 12, the terms of Section 12 shall control.

Section 9. The third sentence of Section B4(b) shall be deleted in its entirety and replaced with the following language:

“In addition, each month, Global shall debit from the Compensation payable to ISO hereunder and deposit into the Reserve Account that amount necessary to maintain the Reserve Account in an amount which is equal to $*****.”

Section 10. In the event that, during the term of the Agreement, (a) ISO’s equity holders elect to sell or convey fifty-one percent (51%) or more of ISO’s equity interests, or to sell or convey all or substantially all of ISO’s assets, including its rights under this Agreement and its rights associated with the Merchant Agreements derived from this Agreement, to an independent and non-affiliated third party (as defined below), and ISO provides Global prior written notice of such sale or conveyance, AND (b) ISO’s processing activity with Global consists of more than twenty-five million (25,000,000) settled Visa and MasterCard transactions per month during the three (3) consecutive month period that immediately precedes such sale or conveyance described above in clause (a), Section A2 of the Agreement, as amended, shall be deleted in its entirety.

For purposes of this Section 10, an “independent and non-affiliated third party” shall mean a third party in which no executive, principal, employee, owner or current shareholder of the ISO, or any of the family members of same, whether jointly or severally, has or will have any controlling interest (51% or more) of ISO after any sale or conveyance.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

6

Section 11. The second full paragraph of Section O(2) of the Agreement is hereby deleted in its entirety and replaced with the following language:

“In the event ISO decides, in connection with the sale of fifty-one percent (51%) or more of ISO’s equity interests or substantially all of ISO’s assets to an independent and non-affiliated third party (as defined below), to assign any rights it may have hereunder in connection with the Merchant Agreements or to exercise its rights under Section F4, Global shall have a right of first refusal and an opportunity to match any offer in connection with the assignment of the Merchant Agreements or the exercise of Global’s rights under Section F4. For purposes of this Section O(2), an “independent and non-affiliated third party” shall mean a third party in which no executive, principal, employee, owner or current shareholder of the ISO, or any of the family members of same, whether jointly or severally, has or will have any controlling interest (51% or more) of ISO after any sale or conveyance.”

Section 12. (a) With respect to that certain action naming HSBC Bank USA, NA (“HSBC”) and ISO as defendants (individually and collectively referred to as “Defendants”) in an action originally filed in U.S. District Court of the Northern District of California as Laurel Village Bakery LLC v. Global Payments Direct, LLC et al., Case No C 06 1332 MJJ (the “Action”), and with respect to any Subsequent Action, defined as any substantially similar matter (i.e., a proposed class action alleging that Global and/or ISO charged potential class members for non-qualified surcharges that were not adequately disclosed by Defendants), Global and ISO agree as follows:

(b) ISO agrees that it shall indemnify Global and its officers, directors, members, controlling persons and employees against and pay the first five hundred thousand dollars ($500,000.00) of fees and costs incurred in defending and/or settling the Action or any Subsequent Action, including without limitation the attorney’s fees and costs billed (to date and in the future) by Keker & Van Nest LLP (“Keker”) in the Action or by any law firm in any Subsequent Action. Global agrees that it shall indemnify ISO and its officers, directors, members, controlling persons and employees against and pay all remaining (above the first five hundred thousand dollars ($500,000.00)) fees and costs incurred in defending and/or settling the Action or any Subsequent Action and/or for any judgment rendered in the Action or any Subsequent Action.

(c) The parties’ payment and indemnification obligations hereunder are limited to the subject matter of Plaintiff’s Complaint in the Action, namely that the Defendants charged Plaintiff and the potential class members for non-qualified surcharges that were not adequately disclosed by Defendants. Accordingly, to the extent the Action is amended to include additional allegations or the Subsequent Action includes additional allegations, the parties’ payment and indemnification obligations contained herein do not apply with respect to such additional allegations.

7

(d) Global’s payment and indemnification obligations hereunder do not include any costs or fees incurred or judgment rendered with respect to any affirmative misrepresentations or common law fraud that may have been committed by ISO or its employees, agents, or representatives (it being expressly recognized and agreed that alleged omissions, failures to make disclosure and acts of concealment by ISO that do not rise to the level of an affirmative misrepresentation or common law fraud remain subject to Global’s payment and indemnification obligations hereunder). ISO’s payment and indemnification obligations hereunder do not include any costs or fees incurred or judgment rendered with respect to any affirmative misrepresentations or common law fraud that may have been committed by Global or its employees, agents, or representatives (it being expressly recognized and agreed that alleged omissions, failures to make disclosure and acts of concealment by Global that do not rise to the level of an affirmative misrepresentation or common law fraud remain subject to ISO’s payment and indemnification obligations hereunder).

(e) Global’s payment and indemnification obligations do not include any fees or costs incurred by ISO from any advisors, including legal advisors, other than those retained by Global to defend the Action or any Subsequent Action on behalf of Global and ISO. In addition, any fees or costs incurred by ISO from any advisors, including legal advisors, other than those retained by Global to defend the Action or any Subsequent Action on behalf of Global and ISO shall not count towards the five hundred thousand dollars ($500,000.00) to be paid by ISO hereunder.

(f) In the event that Keker or the law firm retained by Global in any Subsequent Action determines that it cannot represent both Global and ISO because of a conflict, then (a) ISO agrees that Keker or the law firm retained by Global in any Subsequent Action may continue to represent Global and HSBC and ISO waives any conflicts associated with such continued representation, (b) ISO shall retain a separate law firm to represent it in the Action or any Subsequent Action and shall be responsible for paying the fees and expenses of such separate law firm, while Global shall be responsible for paying the fees and expenses of Keker or the law firm retained by Global in any Subsequent Action, and (c) Global’s and ISO’s payment and indemnification obligations stated herein with respect to any settlement or judgment shall remain in effect. In such event, any fees paid by ISO to any such separate law firm shall not count towards the five hundred thousand dollars ($500,000.00) to be paid by ISO hereunder.

(g) In the absence of any such conflict, ISO shall have the right, at its sole discretion, to retain a separate law firm to represent it in the Action or any Subsequent Action and, if ISO exercises such right, then (a) ISO agrees that Keker or the law firm retained by Global in any Subsequent Action may continue to represent Global and HSBC and ISO waives any conflicts associated with such continued representation, (b) ISO shall be responsible for paying the fees and expenses of such separate law firm, while Global shall be responsible for paying the fees and expenses of Keker or the law firm retained by Global in any Subsequent Action, and (c) Global’s and ISO’s payment and indemnification obligations stated herein with respect to any settlement or judgment shall remain in effect. In such event, any fees paid by ISO to any such separate law firm shall not count towards the five hundred thousand dollars ($500,000.00) to be paid by ISO hereunder.

(h) In the event that Defendants recover any fees or costs from Plaintiff in the Action or any Subsequent Action and such fees and costs were paid or payable by ISO hereunder, ISO will receive such recovered fees and costs and the remaining amount payable by ISO hereunder will be increased by an amount equal to such recovered fees and costs.

8

(i) In the event that either party incurs fees or costs in defending and/or settling the Action or any Subsequent Action and/or for any judgment rendered in the Action or any Subsequent Action and reasonably believes that a portion of such fees or costs are attributable to items not covered by its payment and indemnification obligations hereunder, such party shall so notify the other party in writing and the parties shall cooperate in good faith in an attempt to resolve any dispute over such fees and costs. To the extent the parties are unable to resolve any such dispute, at either party’s request, the dispute shall be submitted to mediation or binding arbitration with a commercially recognized mediator or arbitrator. The arbitrator(s) in any such proceeding shall have full authority to award attorneys’ fees and arbitration costs to the prevailing party in such proceeding. Prior to the resolution of such dispute, either by cooperation, mediation, or arbitration, neither party shall have the right to set off any disputed amounts from amounts otherwise owed to the other party under the parties’ Merchant Services Agreement, as amended.

(j) ISO agrees that it shall not settle the Action or any Subsequent Action without Global’s prior written consent, such consent not to be unreasonably withheld. Global agrees that it shall not settle the Action or any Subsequent Action on ISO’s behalf without ISO’s prior written consent, such consent not to be unreasonably withheld, provided that if ISO withholds its consent to any settlement proposed by Global, Global’s payment and indemnification obligations hereunder shall be automatically rescinded.

(k) As between Global and ISO, unless and until ISO retains a separate law firm to represent its interest in the Action or any Subsequent Action, Global shall have control of defense of the Action and any Subsequent Action, such that Global shall have the right to defend the Action or any Subsequent Action on its or ISO’s behalf in Global’s sole discretion Global agrees to keep ISO informed as to the Action or any Subsequent Action.

(l) Global and ISO shall reasonably cooperate with each other in the defense and settlement of the Action or any Subsequent Action.

(m) In the event that either Global or ISO breaches its payment and indemnity obligations hereunder, the other party shall be entitled to all reasonable attorneys’ fees and costs it incurs in enforcing its rights hereunder.

(n) This agreement shall affect the rights of ISO and Global as to each other only with respect to the Action and any Subsequent Action and shall not affect responsibility or indemnification obligations for any other matter. Except for indemnification in favor of ISO’s officers, directors, members, controlling persons and employees, this agreement shall not affect the rights of Global as to any other party with respect to the matters referenced herein or any other matter. Except as expressly stated herein, all provisions of the Merchant Services Agreement between Global and ISO, as amended, shall remain in full force and effect.

Section 13. The terms and conditions of the Agreement shall remain the same and in full force and effect, except as specifically modified herein.

Section 14. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

9

Section 15. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

Signature page follows.

10

IN WITNESS WHEREOF, Global and ISO have each caused this Third Amendment to Merchant Services Agreement to be executed, sealed and delivered as of the respective dates indicated below.

Mercury Payment Systems LLC

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	6/20/2006

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	6/21/2006

11

FOURTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Fourth Amendment to Merchant Services Agreement (the “Amendment”), made as of July 21, 2006, is between Global Payments Direct, Inc. (hereinafter referred to as “Global” with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems LLC (hereinafter referred to as “ISO”), with principal offices located at 72 Suttle Street, Durango, Colorado 81303.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by a First Amendment to Merchant Services Agreement, effective July 8, 2004, and by a Second Amendment to Merchant Services Agreement, effective April 1, 2005, and by a Third Amendment to Merchant Services Agreement, dated as of June 20, 2006 (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Delivery of Files to Third Party. Global agrees that promptly after the execution of this Amendment by ISO, and on a schedule to be mutually agreed upon between Global and ISO, Global will provide ISO’s third party risk services vendor (Data Delivery Services, Inc. (“DDS”)) with electronic data files (the “files”). Global and ISO will mutually agree upon a schedule for delivery of the files to DDS at ISO’s cost. Neither Global nor its member bank shall be subject to or liable to ISO for a delayed or failed delivery of the files. Nor shall either Global or its member bank be subject to any service levels with respect to the delivery of the files.

ISO acknowledges and agrees that DDS shall be in good standing with Global, and shall be properly registered with Global, its member bank, and the card associations. ISO acknowledges and agrees that DDS shall meet all standards and requirements of Global, its member bank, the card associations and all other regulatory entities prior to receiving the files and thereafter on an ongoing basis. Further, DDS shall, as of the date of execution of this Amendment and on an ongoing basis, be annually compliant with the Payment Card Industry Data Security Standards, certified with the Cardholder Information Security Program, and be compliant with all other card association and all other applicable rules and regulations relative to its receipt, use, management and protection of the files. Prior to Global’s execution of this Amendment, DDS shall sign the Cardholder and Transaction Information Security Agreement (the “CTISA”) and any other documents required by Global and its member bank. DDS shall at all times comply with the terms of the CTISA and any other agreements and requirements as required by Global and its member bank.

1

Section 2. Use of Files. The files may be used by DDS exclusively for the provision of customer services, including without limitation, customer support, reporting, and risk services to ISO and related to the processing activity of the Merchants (as defined in the Agreement). ISO and Global acknowledge and agree that DDS’ use of the files is specific to the activities of the Merchants related to the Agreement.

Section 3. Content of Files. The files will be provided in Global’s existing format. Any changes or additional files shall be developed at ISO’s cost. The content of the files will be mutually agreed to in advance by Global and ISO, with the parties negotiating in good faith to determine the content of the files. Global does not warrant the accuracy of the information to be contained in the files and ISO acknowledges that the information contained in the tiles may not always be current and may not always be accurate. Global and its member bank shall have no liability to ISO or DDS, of whatever nature, arising from or related to DDS’ use of or reliance on the content of the files.

Section 4. Indemnification. In addition to any other obligations of indemnification set forth in the Agreement and any related agreement, ISO shall indemnify and hold Global and its member bank harmless from any claim or action, of whatever nature, including all fees, expenses, fines or penalties imposed by a card association or network organization, and any other payment obligations arising therefrom, brought by a third party that arises from or relates to DDS’ access to and/or use of the information contained in the files, including, but not limited to any claims arising from DDS’ failure to properly store, protect and maintain the content of the files. ISO acknowledges that Global’s agreement to provide the files to DDS hereunder is an accommodation to ISO and Global and its member bank shall have no liability, of whatever nature, arising from Global’s provision of the files. Global may cease sending the files to DDS at any time upon sixty (60) days prior written notice to ISO.

Section 5. Confidentiality. ISO agrees that the existence of and terms of the arrangement set forth herein with respect to the files constitutes confidential information under Section G. of the Agreement and shall not be disclosed by ISO pursuant to such provision. As a condition of Global’s agreement to transmit the files to DDS pursuant to this Amendment, DDS shall first sign a confidentiality agreement with Global in which DDS will agree to treat the existence of the arrangement as confidential pursuant to terms reasonably acceptable to Global and will otherwise acknowledge that its receipt of and use of the files, in every respect, will be subject to the Cardholder and Transaction Information Security Agreement executed by it with Global and its member bank.

Section 6. Risk Product. ISO agrees that in the event the DDS’ risk product fails or is otherwise not available, it shall use Global’s risk product as a replacement product.

Section 7. Price Modification. Prospectively and effective as of the date of this Amendment, Appendix A shall be modified in accordance with the pricing modification attached hereto as Schedule I.

Section 8. Modification of the Agreement. The terms and conditions of the Agreement shall be added to and be made a part of the Agreement. Except as specifically modified herein, the terms and conditions of the Agreement shall remain the same and in full force and effect.

2

Section 9. Binding on Successors. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 10. Authority. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

Signature page follows.

3

IN WITNESS WHEREOF, Global and ISO have each caused this Fourth Amendment to Merchant Services Agreement to be executed, sealed and delivered the day and year first above written.

Mercury Payment Systems LLC

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	7/10/06

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	July 21, 2006

4

FIFTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Fifth Amendment to Merchant Services Agreement (the “Amendment”) made as of the 24th day of August, 2006, is between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems LLC (hereinafter referred to as “ISO”), with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants;

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein; and

WHEREAS, Rapid Advance, LLC (the “Issuer”), will enter an arrangement with merchants that are also Merchants as defined in the Agreement whereby Issuer will take an interest in future credit card receivables due to a subject Merchant (a “Participating Merchant”) under its processing agreement with Global and its member bank (the “Merchant Agreement”). The arrangement between the Issuer and the Participating Merchant will hereafter be referenced as the “Program”. In connection with the Program, ISO has requested that Global disburse certain settlement funds of the subject Participating Merchants pursuant to instructions of the Issuer and the subject Participating Merchants, which Global will agree to do pursuant to the terms set forth here.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. (a) ISO agrees to insure that in connection with the Issuer’s Program with the Participating Merchants, Issuer will enter and maintain separate agreements with the Participating Merchants for purposes of the Program which agreements will not include, reference or identify Global or its member bank in any way except to identify the Merchant Agreement (as defined in the Agreement) to which Global and its member bank are parties, and which will generate settlement amounts that may serve as a source of re-payment to the Issuer by the Participating Merchant as further described herein. Other than Global’s agreement to fund a designated account with the Re-payment (as defined in Exhibit A) pursuant to the terms of the Amendment, ISO hereby acknowledges and agrees that neither Global nor HSBC shall have any obligations, of whatever nature, associated with or arising from any agreement between ISO and the Participating Merchant or Issuer and the Participating Merchant.

(b) Global agrees that upon its receipt of a fully executed subordination/instruction letter from the Issuer and the Participating Merchant identical in content to that attached hereto as Exhibit A, Global will agree to fund the account designated therein with the Re-payment (as defined in Exhibit A) pursuant to the subordination/instruction letter. Upon written notice to ISO at its notice address set forth in the Agreement, to the Issuer at the address indicated in the three

1

party letter agreement referenced above and to the Participating Merchant at the address set forth in its Merchant Agreement, Global may elect to terminate its participation associated with the Program and described herein and ISO and Issuer will cease adding new Participating Merchants to the Program on and after ISO’s receipt of Global’s written notice. Notwithstanding the foregoing sentence and absent a law or a card association rule or regulation that prohibits or restricts such a continuation, Issuer may continue to receive the Re-payments from the then existing Participating Merchants via Global’s funding efforts for ninety (90) days following the date of ISO’s receipt of Global’s written notice of termination referenced above. Such termination by Global shall be without penalty or liability of Global or its member bank to ISO, the Issuer or the Participating Merchant. ISO hereby acknowledges and agrees that nothing herein or in any Exhibit hereto or elsewhere shall be construed to restrict or limit in any way Global’s and/or HSBC’s rights to decline a merchant application for processing or to terminate a Merchant Agreement pursuant to its terms.

(c) In addition to any other obligations of indemnification set forth in the Agreement, ISO shall further indemnify and hold Global and its member bank harmless from any claim or action, of whatever nature, including all fees, expenses, fines, penalties, attorneys’ fees and any other payment obligations arising therefrom, that are brought by a Participating Merchant or any other third party and arise from or relate to Issuer’s Program with the Participating Merchants, including, but not limited to ISO’s and/or Issuer’s marketing and administration of the Program, collection of the amounts due, and any act or omission of ISO or the Issuer relative to the Program and any default under this Amendment The parties acknowledge that the funding arrangement described here in connection with the Issuer’s Program with the Participating Merchants has been requested by ISO and Global’s agreement to facilitate it, subject to the Participating Merchant’s written authority pursuant to Exhibit A, is an accommodation to ISO for which Global and its member bank shall have no liability, of whatever nature.

(d)	Exhibit B attached hereto sets forth certain terms relative to Global’s funding efforts contemplated herein.

(e)	Global will be paid for its funding efforts in accordance with the terms set forth in Exhibit B.

(f) ISO hereby represents and warrants to Global and its member bank that the Program between the Issuer and the Participating Merchants, including the terms of any agreements between the Issuer and the Participating Merchants, are in compliance with and do not violate any applicable laws or card association rule or regulation. ISO further hereby represents and warrants to Global and its member bank that neither ISO’s or Issuer’s association with or participation in the Program will violate the terms of any contract or lending arrangements to which ISO and/or the Issuer are a party.

Section 2. The terms and conditions of the Amendment shall be added to and be made a part of the Agreement. Except as specifically modified herein, the terms and conditions of the Agreement shall remain the same and in full force and effect.

Section 3. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

2

Section 4. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

IN WITNESS WHEREOF, Global and ISO have each caused this Fifth Amendment to Merchant Services Agreement to be executed, sealed and delivered the day and year first above written.

Mercury Payment Systems LLC

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	8/14/06

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Secretary
Date:	8/24/06

3

Exhibit A

                    , 2006

Global Payments Direct, Inc.

10 Glenlake Parkway, North Tower

Atlanta, Georgia 30328

RE:                                                                                  (the “Company”)

Gentlemen:

Global Payments Direct, Inc. (“Processor”) and HSBC Bank USA, National Association (“Bank”) have entered into an arrangement pursuant to which Processor and Bank act as credit card processing service providers to the “Company”, which includes providing funding of certain credit card sales by the Company and making payments to the Company in respect of such sales as set forth in the service agreement by and between Processor, Bank, and the Company (the “Merchant Agreement”).

Please be advised that the Company has entered or is about to enter into arrangements with                     (the “Issuer”), pursuant to which Issuer may from time to time take an interest in future credit card receivables due to Company under the Merchant Agreement, which may be secured by, among other things, the Company’s right, title and interest in and to all present and future accounts, inventory, general intangibles, certain documents, instruments, chattel paper, deposit, other bank accounts, and proceeds of the foregoing, including certain amounts payable by Processor or Bank to the Company pursuant to the Merchant Agreement, subject to Processor’s and/or Bank’s security interest set forth in the Merchant Agreement and subject to all rights of Processor and Bank in the Merchant Agreement and in common law. Issuer and Company hereby represent and warrant to Processor and Bank that (a) Issuer and Company have both duly executed an agreement for Issuer’s taking of an interest in future credit card receivables due to Company under the Merchant Agreement and (b) that the transactions described in the referenced receivables agreement between Issuer and Company do not violate any applicable law or card association rule or regulation. Issuer understands that its rights in certain amounts payable or paid by Processor or Bank pursuant to the Merchant Agreement are subject and subordinate to the discounts, fees, reserves, chargebacks and other amounts due from the Company to Processor and Bank.

Notwithstanding anything to the contrary contained in the Merchant Agreement or any prior instructions to Processor or Bank, unless and until Processor receives written instructions from Issuer and Company to the contrary, effective as of the date of this letter,                     % of amounts payable by Processor or Bank to the Company pursuant to the Merchant Agreement (the “Re-payment”) shall be withheld by Processor and paid to Issuer on a schedule to be agreed upon by Issuer and Processor and pursuant to the payment instructions set forth here as authorized by Company and by Issuer:

4

Account Information for Deposit of Re-payment:

As of the date hereof, Issuer and Company have designated the percentage referred to above as the amount due for the Re-payment contemplated herein, provided that such percentage may be changed upon written notice by Issuer and Company to Processor as set forth herein.

Any modified instructions with respect to the disposition of the Re-payment must be joint written instructions duly executed by both the Issuer and Company, must include the modified account information and must be received by Processor in advance of the desired effective date of the modified instructions.

Issuer and the Company each agree, jointly and severally, to indemnify and hold harmless Bank and Processor against (a) any third party claim or action, of whatever nature, brought against Bank and/or Processor and (b) any loss, cost or expense, of whatever nature, sustained or which may be sustained by Bank and/or Processor that arises from any action taken by Bank or Processor in accordance with the terms of this letter agreement or that otherwise arise from or are related or connected to the arrangement between Issuer and Company described herein. Issuer and Company acknowledge and agree that the agreement of Processor and Bank to provide funding efforts described herein is an accommodation to Issuer and Company for which neither Processor nor Bank shalt have any liability.

All other amounts payable to Company by Processor or Bank under the Merchant Agreement that are in excess of the Re-payment shall be paid by Processor to Company’s settlement account as designated in its Merchant Agreement, subject to all of the terms of the Merchant Agreement.

The parties hereto acknowledge that Processor may at any time begin deducting the fees, discounts, and other amounts due Processor and Bank under the Merchant Agreement on a daily basis.

Processor and Company hereby confirm and agree for the benefit of Issuer as follows: (i) Processor acknowledges that Issuer and Company have entered an agreement related to the receivables as described herein and consents to the funding arrangement described herein and authorized by the Company and Issuer subject and subordinate to any and all of the rights of Processor and Bank under the Merchant Agreement, of whatever nature, including rights to setoff or charge against amounts payable or paid by Processor or Bank to the Company any and all fees, chargebacks, discounts, reserve accounts, or other amounts due from the Company under the Merchant Agreement, and (ii) as of the date hereof, Issuer and Company have designated the percentage referred to above as the amount due for the Re-payment contemplated herein, provided that such percentage may be changed upon written notice by Issuer and Company to Processor as set forth herein.

Notwithstanding anything to the contrary set forth herein, upon written notice to Issuer at the address indicated below and to Company at the address set forth in its Merchant Agreement, Processor may elect to terminate its participation associated with the Re-payment as described herein. Notwithstanding the foregoing sentence and absent a law or card association rule or

5

regulation that prohibits or restricts such a continuation, Issuer may continue to collect the Repayment pursuant to the terms set forth herein for ***** days following Processor’s termination described above. Such termination shall be without liability or penalty to Processor or Bank, of whatever nature. Except as otherwise set forth herein, this letter agreement cannot be changed, modified or terminated, except by written agreement signed by Processor, Company and Issuer.

Please acknowledge your receipt of, and agreement to, the foregoing by signing in the space provided below.

Very truly yours,

Company –

By:

Title:

ACKNOWLEDGED AND AGREED:

Processor - Global Payments Direct, Inc.

By:

Title:

Issuer –

By:

Title:

Issuer’s address:

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

6

Exhibit B

PROGRAM FUNCTIONALITY

OPERATIONS:

•	MAS will be enhanced to add a field SPLT that will allow up to *****.

•	The current design DOES NOT track any *****. There will NOT be a field to cap the percentage amount. The ISO will be responsible for turning off or revising the split funding percentage and arranging for any refund of overpayments as necessary. The ISO is responsible for all necessary oversight of the split funding process as well as for ensuring all remedial actions are accomplished promptly and efficiently.

•	Global will not enhance any products or reporting capabilities for this product. The ISOs will only be able to view and update this field via MAS (after special security code is updated by GP team).

•	Global will create a separate ACH report that will list the merchants that utilized split funding.

•	There will be an indicator on the MAS deposit screen to show a deposit went through the split funding logic.

•	There will not be any other updates made to the printed statements that will indicate a merchant’s deposit was impacted by split funding. The ISO’s customer support team will need to be trained to research the new split funding percentage field to respond to any merchant questions. The statement won’t show that a split occurred.

•	For Daily Discount Merchants, Global will *****. For example, the merchant has a $100 deposit and they have a split funding percentage of 50%. They are on daily discount and the discount charge for that day is $10. Global will *****.

•	Chargeback reversals, even though they represent a credit to the merchant will NOT be included in the split funding logic. Only ***** will be included in the split funding logic. When we reverse a chargeback, the merchant gets a credit to their DDA. These will not be included in split funding.

•	If the merchant deposits reject either in the merchant’s primary deposit account or the alternate DDA account, the Global Settlement or Customer Service staff will *****. Once the DDA is corrected, the funds will be given to the merchant. However, should the ISO put the merchant on 100% reserve due to a risk investigation, the ISO may provide specific instructions on the request to release funds to send to both the merchant’s primary DDA and the alternate DDA. The ISO will be responsible for providing these specific instructions. If Global’s staff is asked to perform research for missing deposits because of ACH rejects or to release reserves, Global will have no obligation to determine if any of these were to be “split” with another DDA.

Merchants using the ***** are not eligible to participate in split funding. This is an *****. This format is generally used only for merchants requesting ***** data.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

7

COSTS:

•	Initial Set-up cost of $*****

•	A monthly fee of $*****

•	A per ACH Fee of $***** will be assessed to these batches (we will bill this per each ACH entry sent to the alternate DDA account and not at the individual transaction level).

•	Any requested enhancements that are approved by Global will be priced separately.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

8

SIXTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Sixth Amendment to Merchant Services Agreement (the “Amendment”) made as of the 27 day of April, 2007, is between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328, and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”), with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Prospectively and effective as of the first day of the month following the month during which the Amendment is fully executed, Appendix A and any supplements and/or amendments thereto shall be deleted in their entirety and replaced with the new Appendix A, attached hereto.

Section 2. The terms and conditions of the Amendment shall be added to and be made a part of the Agreement. Except as specifically modified herein, the terms and conditions of the Agreement shall remain the same and in full force and effect.

Section 3. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 4. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

Signature page follows.

IN WITNESS WHEREOF, Global and ISO have each caused this Sixth Amendment to Merchant Services Agreement to be executed, sealed and delivered the day and year first above written.

Mercury Payment Systems, Inc.

By:	/s/ Roger Fox
Name:	Roger Fox
Title:	CFO
Date:	4/27/07

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	5/1/07

2

SEVENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Seventh Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 28th day of September, 2007.

W I T N E S S E TH:

WHEREAS, Global and Discover Financial Services LLC (“Discover”) have entered into an Acquirer Agreement dated as of September 8, 2006, as amended from time to time in accordance with its terms (the “Acquirer Agreement”), pursuant to which Global agreed to promote and sell the use of Cards as a method of payment for goods and services and provide certain processing services to merchants with which Global had an existing merchant acquiring relationship and also merchants with which Global did not have an existing merchant acquiring relationship;

WHEREAS, pursuant to the Acquirer Agreement, Global has the right to contract with select agents to provide processing services arising out of Discover Card Transactions;

WHEREAS, Global desires to make available to ISO the rights to revenues with respect to Discover Card Transactions processed by Merchants in ISO’s portfolio subject to ISO’s purchase of the rights to the revenues for such Merchants as contemplated herein and agreement to comply with the terms and conditions required by Discover;

WHEREAS, Global desires to enable ISO to participate in the Card Program as an agent of Global;

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment (the “Third Amendment”), dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of July 21 , 2006, as further amended by that First Amendment, dated as of August 24, 2006, as further amended by that Sixth Amendment (the “Sixth Amendment”), dated as of April 27, 2007, as further amended by that Seventh Amendment (the “Seventh Amendment”), dated as of June 29, 2007 (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement by superseding and replacing with the terms and conditions of this Amendment the above referenced Seventh Amendment in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set Forth, the parties hereto agree as follows:

Section 1. Definitions and Construction. Except as otherwise specified herein, any capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement and in the Discover Acquirer Operating Regulations as previously provided to ISO and as amended by Discover from time to time (including all documents incorporated by reference therein, including the Dispute Rules and the Technical Specifications, collectively the “Operating Regulations”).

Section 2. Purchase of Discover Revenue.

(a) Global has delivered to ISO (1) the attached Exhibit A, which sets forth a preliminary calculation based on certain assumptions from Discover and ISO’s portfolio, and the preliminary purchase price (the “Preliminary Purchase Price”) (titled “Proportionate Valuation of Incremental Revenue” on Exhibit A), (2) the proposed final Exhibit B (described below), as provided to Global by Discover, and (3) corresponding merchant-level transactional data in a readable format. ISO shall not have the right to dispute either the floor or ceiling spreads (each noted on Exhibit A and titled “Gross revenue on Discover transactions”) or the line items on Exhibit A titled “Valuation Multiple (on Incremental Revenue)”, or the methodology structure itself as set forth on Exhibit A.

(b) Following the date this Agreement is fully executed, but in not later than ten (10) business days following the date this Agreement is fully executed, Global shall, except as may be expressly set forth to the contrary herein, and subject to Section F(4) of the Agreement, assign and transfer to ISO all rights to the Merchants, including but not limited to the revenues with respect to the Discover Card Transactions of those Merchants in ISO’s portfolio identified on Exhibit B attached hereto (the “Acquired Discover Merchants”), which Exhibit B shall reference such Merchants by Global’s MID# in readable format, and shall transfer such Card Transactions to ISO’s portfolio (the “Commencement Date”).

(c) ISO acknowledges that ISO may not discriminate, per the terms of the Operating Regulations, against Discover Card Transactions as compared to Visa and/or Mastercard transactions. ISO agrees to use its best efforts to *****.

(d) Using the ***** day period beginning on the Commencement Date (the “Measurement Period”), Global will calculate the actual current spread for the Measurement Period (the “Actual Spread”) for Discover Transactions of the Acquired Discover Merchants using the methodology set forth on Exhibit A. Global will determine the final purchase price (the “Final Purchase Price”) by *****. The Final Purchase Price calculation shall consistently apply the Measurement Period data and time frame. Notwithstanding the above, the Final Purchase Price shall not be greater than the Preliminary Purchase Price, and shall not be less than the “Minimum Purchase Price” set forth on Exhibit A.

(e) Global shall provide ISO with notice of the Final Purchase Price, as determined pursuant to Section 2(d) above. Within three (3) business days following receipt by ISO of the Final Purchase Price (the “Closing Date”), ISO shall pay or cause to be paid to Global the Final Purchase Price, in cash by wire transfer of immediately available funds to such bank account as shall be designated in writing by Global at least three (3) business days prior to the applicable payment date.

(f) The parties hereto acknowledge and agree that during the period between the date this Amendment is fully executed and the Closing Date, certain Acquired Discover Merchants may exit ISO’s portfolio, and ISO may add new Merchants to its portfolio who have a merchant contract with Discover and process Discover Card Transactions to its portfolio (“New Discover Merchants”). Global will assign to ISO the rights to revenues with respect to Card Transactions processed by any New Merchants within a reasonable time period after the Commencement Date and upon Global’s acquisition of such merchants’ contract(s) from Discover; notwithstanding any such possible losses of Acquired Discover Merchants from, and any additions of New Discover Merchants to, ISO’s portfolio, shall not affect the Final Purchase Price.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Section 3. Effective as of the Commencement Date, Appendix A of the Agreement shall be deleted in its entirety and replaced with the new Appendix A, attached hereto. For clarification, the new Appendix A, as attached hereto, is the same Appendix A per the Sixth Amendment, with the following exceptions: Discover will now be included in the line item “Card Association”, and will be removed from the line item “Non-Bankcard Authorization Fee”.

Section 4. Operation of Program.

(a) General. ISO shall operate the Program and provide the Program Services in accordance with the terms of this Amendment and the Operating Regulations. ISO acknowledges that it has received and thoroughly examined the Operating Regulations in effect as of the date hereof. In the event of an inconsistency between the terms of this Amendment and the Operating Regulations, the terms of this Amendment shall govern.

(b) Fines for Breaches. Without limiting Section D of the Agreement, ISO shall promptly pay or, at ISO’s option and upon written notice to Global, Global may deduct from ISO’s payments due from Global under the Agreement, an amount equal to, and ISO shall hold Global harmless from, any fine, penalty or fee assessed by Discover for any breach of this Amendment or the Operating Regulations by ISO or any sub-ISO, independent contractor or other third party under contract with ISO (excluding Merchants).

(c) License to Use Program Marks. Global hereby grants to ISO a limited, nonexclusive, non-transferable license, as described in the Operating Regulations, to use, solely within the Authorized Jurisdiction and for the exclusive purpose of operating the Program, the Program Marks described in the Operating Regulations. The Operating Regulations describe the scope, term and other limitations of the license granted to ISO.

Section 5. Merchant Relationships.

(a) Prospective Merchants. In addition to and without limiting ISO’s obligations under Section A of the Agreement, ISO agrees to market processing services to all prospective merchants and all Merchants, but excluding Acquired Discover Merchants (collectively, the “Prospective Discover Merchants”) in accordance with the terms of this Amendment and the Operating Regulations. ISO shall perform reasonable due diligence with respect to each Prospective Discover Merchant in accordance with the terms of this Amendment, Global’s credit policy and as described in the Operating Regulations, and confirm that each Prospective Discover Merchant satisfies the due diligence requirements of Global’s credit policy and the Operating Regulations and otherwise qualifies as a merchant as described in the Operating Regulations.

(b) Merchant Agreement. ISO shall provide all prospective merchants with a merchant agreement in the form attached hereto as Exhibit C, or such form as Global shall approve in writing, in its sole discretion (the “Revised Merchant Agreement”). ISO shall cooperate with Global to amend all Merchant Agreements with Merchants who do not execute the Revised Merchant Agreement with the amendment attached hereto as Exhibit C as of the Commencement Date. In addition to and without limiting Section 8(a) of the Third Amendment, ISO shall bear any and all losses, costs or expenses, including reasonable outside attorney’s fees, and agrees to indemnify, defend and hold harmless Global from any claims, liabilities, losses, costs or expenses arising out of or related to (i) ISO’s use of a merchant agreement that is not in the form attached hereto as Exhibit C, as such form may be amended from time to time, including without limitation any chargebacks and credit losses, and (ii) ISO’s use of a Merchant Agreement that is not amended pursuant to this Section 5(b).

(c) Transfer of Merchants. In addition to and without limiting ISO’s obligations under Section F(4) of the Agreement, if ISO intends to transfer any Merchant Agreements of Discover Merchants (defined below), including by sale or assignment, to a third party that is not a Discover Network Acquirer, ISO will use reasonable efforts to notify Global and Discover upon its execution of a definitive agreement to effect such transfer (and in any event at least sixty (60) calendar days in advance of the planned conversion of the affected Merchants to the transferees processing systems (the “Conversion”)). If for any reason, including a determination by Discover in its sole discretion, such transferee does not become a Discover Network Acquirer as of the commencement of the Conversion, ISO will cooperate with Global and Discover as Discover may request in order to transition Card processing of such Merchants to Discover or to otherwise facilitate uninterrupted Card Acceptance by such Merchants following Conversion.

(d) Merchant Conversion.

(i) Effective as of the Commencement Date, ISO will take the following steps to enable all Merchants (other than Acquired Discover Merchants) for Card Acceptance: (A) ISO will enable all Merchants at the server level; (B) ISO will enable all Merchants for whom ISO controls the POS device service and support (“Class A merchants”); and (C) ISO will notify all Merchants for whom ISO does not control the POS servicing and support (“Class B merchants”) that they have been enabled at the ISO server level for Card Acceptance and that in the event a Discover Card Transaction fails to process, they should contact their POS/terminal dealer in order to properly configure the POS system or terminal for Discover Card Transactions. Following the date this Amendment is fully executed, ISO shall deliver to Global a detailed written plan for how ISO shall comply with this Section 5(d)(i), and specifically bow it will use commercially reasonable efforts to enable all Class B merchants prior to the date that is six (6) months following the date this Amendment is fully executed. Such plan must be submitted to and approved by Global prior to the Commencement Date, and shall include at a minimum the following: (1) a mailing to Merchants; (2) direct communication with the vendors and/or developers of the POS software; (3) telephonic communication with Merchants, as necessary; and (4) a monthly reporting obligation which shall include conversion rate reports, a list of Merchants who have not been enabled as of the date of such report, and the outstanding issues therewith.

(ii) Within ninety (90) days following the Commencement Date (the “Registration Date”), ISO shall cooperate with Global to register each Merchant that does not accept Cards with Discover as of the Commencement Date.

(iii) In the event it is determined that ISO failed to comply with the obligations contained in this Section 5(d), Global shall have the right to suspend all payments owed to ISO with respect to Discover Card Transactions pursuant to the terms of this Amendment until such obligations are completed.

(e) Merchant Compliance. ISO shall be solely responsible for monitoring the compliance of Merchants who are enabled to accept Cards after the Commencement Date, including Acquired Discover Merchants (collectively, the “Discover Merchants”), with the applicable terms of the Operating Regulations and for the enforcement against the Discover Merchants of ISO and the Discover Merchants’ obligations set forth therein. ISO acknowledges that Global may perform shadow monitoring of the compliance of Discover Merchants with the Operating Regulations from time to time in order to comply with its Program requirements and such monitoring shall not limit in any manner ISO’s obligations in this Section 5(e). Global shall use commercially reasonable efforts to inform ISO of any material information Global discovers pursuant to such shadow monitoring. ISO shall defend and hold harmless Global from any claims, liabilities, losses, costs or expenses arising out of or related to the failure by any Discover Merchant to be compliant as described herein, except to the extent caused by the gross negligence or willful misconduct of Global.

(f) Retained DFS Merchants. ISO hereby acknowledges and agrees that Discover may, in its sole discretion, designate any prospective merchant or Merchant as a Retained DFS Merchant if Discover does not have knowledge at the time of such designation that Global has an existing merchant acquiring relationship with such merchant for other payment cards, in which case neither Global nor ISO will have any rights with respect to such merchant. ISO further acknowledges that Discover may terminate a Discover Merchant from the Program in its sole discretion. Upon such termination Global shall be under no obligation to reimburse ISO for any future payments owed to ISO pertaining to such Discover Merchant, except to the extent set forth in Section 8 hereof.

(g) Additional Responsibilities.

(i) ISO shall complete a reasonable Card acceptance training program as required by and determined by Discover.

(ii) At its sole cost and expense (unless otherwise agreed to by Discover), ISO shall include the following items provided by Discover in ISO’s communications with Discover Merchants: a welcome letter detailing all card acceptance, appropriate Discover Network signage and post script messaging, general card acceptance messaging and collateral, and other items reasonably requested by Discover from time to time.

(iii) Upon ISO’s reasonable consent, ISO will include statement messages (including inserts) containing Discover messaging and/or signage, in its monthly statements to Discover Merchants, provided that Discover shall bear the cost of producing any such messages/inserts and of including them in the merchant statements.

(iv) ISO shall use reasonable efforts to provide Global with information that has been reasonably requested by Discover.

(v) ISO is responsible for coordinating directly with Global, or at Global’s option, with Discover, with respect to the training and education of all of its direct sales employees, agents and independent sales representatives on (i) the promotion of the acceptance of Cards as payment for goods or services or in connection with Cash Advances (“Card Acceptance”) and the Discover Network as a value add to existing offerings in sales efforts and customer communications and (ii) how to train and educate merchants and their employees in understanding that they accept Cards.

(vi) If Global receives notice from Discover that the percentage of Discover Merchants who have successfully conducted a test Card Transaction or an actual Card Transaction in an amount exceeding $10.00 (“Merchant Capability Rate”) is less than the Merchant Capability Rate in a comparable segment of Discover’s portfolio, ISO will use commercially reasonable efforts to work with Global and Discover to ensure that the relevant Discover Merchants have been notified that they accept Cards and that appropriate Discover Network signage has been provided to such Discover Merchants and other types of communication that may be necessary to facilitate the Program.

(h) ISO Covenants. At all times during the term of this Amendment:

(i) ISO covenants that it shall comply with all laws, statutes, treaties, codes and regulations of the U.S., including all Requirements of Law, applicable to its performance under this Amendment and the Operating Regulations;

(ii) ISO covenants and agrees that it shall make its personnel available to Global and Discover to discuss ISO’s compliance efforts related thereto as reasonably requested by Global and/or Discover, subject to customary restrictions on confidentiality related to disclosures of policies and procedures and information obtained from ISO’s personnel;

(iii) ISO covenants that it shall provide immediate written notice to Global if:

(aa) ISO is or becomes one of the entities listed in Section 6(a)(v) of this Amendment; or

(bb) To ISO’s actual knowledge, any Merchant or prospective merchant is or becomes one of the entities listed in Section 6(a)(v) of this Amendment; and

(iv) ISO covenants that it shall comply with all requirements of Global’s credit policy attached hereto as Exhibit D, as such policy may be amended from time to time.

(v) ISO shall not request or advise any Retained DFS Merchant (attached hereto as Exhibit E, and as such Retained DFS Merchant list may be amended by Discover from time to time) to transfer, withdraw, curtail or cancel its business relating to the acceptance by such merchant of Discover Network Cards for payment of goods and services unless such merchant is no longer processing Discover Network Cards directly with Discover.

(vi) lf Global is required to make revisions to its credit policy at Discover’s request, ISO agrees to promptly implement such changes.

(vii) In addition to and without limiting Section J of the Agreement and Section 9 of this Amendment:

a. ISO acknowledges and agrees that upon its violation of a material Requirement of Law (i) which is not capable of cure, (ii) which is not cured within fifteen (15) days after ISO’s receipt of written notice of such violation from Global or (iii) that could reasonably be expected to materially injure the image, reputation or goodwill of Discover, Global shall be permitted to terminate ISO’s rights with respect to Discover Merchants, including, but not limited to suspension of all payments owed to ISO for Discover Card Transactions pursuant to the Agreement and this Amendment;

b. ISO acknowledges and agrees that upon its failure to comply with any of the obligations in Section 5(h)(iii), (iv) and (vi) within thirty (30) calendar days following receipt of notice from Global of such noncompliance (subject to any shorter cure period as is necessary for Global or Discover to comply with applicable orders, directives or other requirements of regulatory authorities), Global shall be permitted to terminate ISO’s rights with respect to Discover Card Transactions by Discover Merchants, including, but not limited to suspension of all payments owed to ISO for Discover Card Transactions pursuant to the Agreement and this Amendment;

c. ISO acknowledges and agrees that upon the occurrence of an Event of Default (as such term is defined in the Promissory Note) that is not owed pursuant to the Promissory Note, Global shall be permitted to terminate ISO’s rights with respect to Discover Card Transactions by Discover Merchants, including, but not limited to suspension of all payments owed to ISO for Discover Card Transactions pursuant to the Agreement and ibis Amendment; and

d. In the event that Global terminates ISO’s rights with respect to Discover Card Transactions by Discover Merchants pursuant to this Section 5(h)(vii), ISO acknowledges that Global shall process Discover Card Transactions for Discover Merchants.

(i) Marketing and Merchant Materials. ISO agrees to use new signage, sales materials, applications, contracts, operating regulations, merchant kits and other materials for marketing or communicating with Prospective Discover Merchants and Discover Merchants that include or incorporate information promoting and describing Card acceptance. ISO can obtain from Discover the following materials and services:

(i) merchant decals bearing the Discover Network Acceptance Mark, ordered through the Discover Network portal;

(ii) signage to include in communications with current and prospective Discover Merchants (including merchant starter kits, POS Device packages for new and upgraded terminals and statement messages and inserts); and

(iii) a welcome letter detailing for Discover Merchants their ability to accept all payment cards ISO offers in its merchant acquiring program along with Discover Network messaging for inclusion in all of ISO’s marketing efforts, including Merchant starter kits, upsell mailings and in communications addressing card acceptance generally.

Section 6. Representations and Warranties.

(a) ISO Representations and Warranties. ISO represents and warrants as follows, at the time of execution of this Amendment:

(i) ISO is duly incorporated and validly existing under the laws of its jurisdiction of incorporation as set forth above and has all requisite power, authority, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, including to enter into and perform its obligations under this Amendment and the Operating Regulations.

(ii) Except for such authorizations as have been obtained prior to execution of this Agreement, no authorizations, consents, approvals (including exchange control approval), licenses, filings or registrations by or with any governmental authority or administrative body and no notices, notarizations, or other formalities with any governmental authority or administrative body are required to be obtained or effected in connection with the execution, delivery, or performance by ISO of, or for the validity and enforceability in accordance with its terms of, this Amendment.

(iii) Exhibit B is a true and accurate list of each Acquired Discover Merchant with which ISO has an existing relationship (except for any Retained DFS Merchants).

(iv) ISO represents and warrants that:

(aa) It has adopted and implemented the compliance programs contemplated by Global’s credit policy, the Operating Regulations and this Amendment; and

(bb) ISO complies with the terms of Global’s credit policy, as such policy may be amended from time to time.

(v) ISO represents and warrants that it is not:

(aa) A foreign bank without a physical presence in any country (a “foreign shell bank”);

(bb) A Person appearing on the Specially Designated Nationals and Blocked Persons List issued by the OFAC, available on-line at http://www.treas.gov/ofac;

(cc) A Person located in or operating under a license issued by a jurisdiction whose government has been identified by the Department of State as a state sponsor of international terrorism under 22 U.S.C. 2371 or 50 U.S.C. App.     2405(j);

(dd) A foreign bank operating under an offshore banking license, other than a branch of a foreign bank if such foreign bank has been found by the Board or Governors of the Federal Reserve System to be subject to comprehensive supervision or regulation on a consolidated basis by the relevant supervisors in that jurisdiction;

(ee) A Person located in or operating under a license issued by a jurisdiction that has been designated as noncooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the United States is a member; or

(ff) A Person located in or operating under a license issued by a jurisdiction that has been designated by the Secretary of Treasury pursuant to 31 U.S.C. 5318A as warranting special measures due to money laundering concerns.

(b) Global Representations and Warranties. Global represents and warrants as follows, at the time of execution of this Agreement:

(i) Global is a corporation duly incorporated and validly existing under the laws of the State of New York and has all requisite power, authority, consents, and approval necessary to enter into and perform its obligations under this Agreement; and

(ii) Except for such authorizations as have been obtained prior to execution of this Agreement, no authorizations, consents, approvals (including exchange control approval), licenses, filings or registrations by or with any governmental authority or administrative body and no notices, notarizations, or other formalities with any governmental authority or administrative body are required to be obtained or effected in connection with the execution, delivery, or performance by Global of, or for the validity and enforceability in accordance with its terms of, this Agreement.

Section 7. Reserves. Global will document and make available to ISO all reserves for Acquired Discover Merchants which said reserves shall be transferred to Global by Discover on or before the Commencement Date (“Existing Reserves”). For a period of one hundred eighty (180) days after the Commencement Date (the “Reserve Period”), ISO acknowledges that Global shall make available to Discover the Existing Reserves on a declining basis (determined by ratably reducing the Existing Reserve on a daily basis based upon the number of days elapsed from the Commencement Date divided by 180).

During the Reserve Period, ISO agrees not to increase or establish a new reserve for Discover Card Transactions with respect to an Acquired Discover Merchant for which there is an Existing Reserve. ISO and/or Discover shall have access to the Existing Reserves upon written request to Global, which request shall contain reasonable evidence of a pending loss (“Loss”) resulting from the failure of the Acquired Discover Merchant to timely pay any and all chargebacks, fees and any other payment obligations required pursuant to the Merchant Agreement with respect to a Card Transaction. ISO acknowledges and agrees that it shall be fully responsible for and shall hold Global harmless against any Loss pertaining to an Acquired Discover Merchant regardless of whether there is a reserve available to ISO, or permitted by Global, pursuant to this Section 7. ISO further acknowledges and agrees that Discover has a limited right to the Existing Reserves for the Reserve Period. At the end of the Reserve Period, the provisions of this Section 7 shall no longer be applicable and any remaining Existing Reserves will be treated in the ordinary course of business consistent with Global’s risk management procedures.

Section 8. Non-Solicitation.

(a) ISO shall not contract with or board a Retained DFS Merchant listed on Exhibit E (as such Exhibit may be amended by Discover from time to time), for such Merchant’s acceptance of Cards. If ISO breaches this Section 8 and (i) the Retained DFS Merchant is boarded by Global for processing Discover Card transactions and (ii) Discover charges Global a fine for such breach, ISO shall promptly pay to Global in cash or other immediately available funds, an amount equal to such penalty, which will not exceed the aggregate dollar amount of gross sales of Discover Card transactions for such Retained DFS Merchant settled by Seller during the 12-month period immediately prior thereto multiplied by 1.75%.

(b) Except for Global’s gross negligence or willful misconduct, ISO hereby releases and discharges Global and each of its affiliates, officers, directors. employees and agents (collectively the “Released Parties”) from any and all claims, actions, demands or liabilities which ISO may have against the Released Parties arising out of this Section 8.

(c) For a period of twenty-four (24) months after the date Global purchases an Acquired Merchant Contract from Discover, if ISO determines that Discover has entered into an agreement with Acquired Discover Merchant (other than Acquired Discover Merchants who have ceased doing business with Global) for purposes of directly providing credit card authorization and related services to such Acquired Discover Merchant, ISO will promptly, but in no more than sixty (60) days, notify Global of such agreement. Within forty-five (45) days of its receipt of such notice, Global shall reimburse ISO for the amount of the Final Purchase Price attributable to such Acquired Discover Merchant.

Section 9. Termination. In addition to and without limiting Section J of the Agreement:

(a)	Global may terminate this Amendment upon not less than three hundred sixty-five (365) days’ prior written notice to ISO (to the extent such notice is feasible), in the event either Discover or Global terminates the Acquirer Agreement.

(b)

Global may terminate this Amendment (except for the provisions in Sections 5(b), 5(h)(vi), 13 through 16, and 19) upon written notice to ISO if ISO breaches any Material obligation hereunder or under the Operating Regulations or if any representation or warranty hereunder proves to be Materially incorrect or Materially misleading and (i) such breach is incapable of cure, (ii) such breach is not cured within thirty (30) days following receipt of notice of such breach or (iii) ISO docs not diligently pursue cure of the breach during such thirty (30) day period. In the event that Global terminates ISO’s rights with respect to Discover Merchants pursuant to this Section 9(b), ISO acknowledges that Global shall process the Discover Card Transactions for Discover Merchants. For purposes of this Section 9(b), “Material”, and “Materially” shall mean an event in which ISO breaches an obligation hereunder or under the Operating Regulations, or if any representation or warranty hereunder proves to be incorrect or misleading, that results in or may reasonably be expected to result in additional costs or liability to Global in excess of $250,000 in the aggregate.

(c)	Global may terminate this Amendment (except for the provisions in Sections 5(b), 5(h)(vi), 13 through 16, and 19) upon written notice to ISO if ISO does not pay to Global the Final Purchase Price within ten (10) business days of the date ISO received notice of the Final Purchase Price, pursuant to Section 2(e). In the event that Global terminates ISO’s rights with respect to Discover Merchants pursuant to this Section 9(c), ISO acknowledges that Global shall process the Card Transactions for Discover Merchants.

Section 10. Duties upon Termination. From and following the effective date of the termination of this Amendment by either party, ISO shall:

(a) provide the Program Services to Discover Merchants with respect to Card Sales and Credits accepted by Discover Merchants before such termination, and Global shall fund such Discover Card Transactions in accordance with this Amendment;

(b) prohibit Discover Merchants from accepting any new Card Sales or issuing any new Credits after such termination;

(c) require Discover Merchants to accept and handle Disputes, including Chargebacks, with respect to Card Sales accepted or Cash Advances issued by Discover Merchants before such termination;

(d) at Global’s request, require Discover Merchants to remove all point-of-sale acceptance marks, Logos and payment options indicating Card acceptance;

(e) if ISO has not otherwise made arrangements for uninterrupted Card Acceptance for its Discover Merchants by another Discover Acquirer, cooperate with Global in connection with the transition of the processing of Discover Card Transactions by ISO’s Discover Merchants, solely with respect to Card Acceptance, in such manner that Card Acceptance by such Discover Merchants may continue without interruption; and

(f) if within five (5) years of the effective date of the Acquirer Agreement, Global receives a termination fee from Discover as a result of the Discover Network being dissolved, Issuers ceasing to issue all Cards or all Cards no longer being issued for acceptance on the Discover Network, Global shall reimburse ISO the proportionate amount of such termination fee that is received by Global from Discover and attributable to the Acquired Discover Merchants.

Section 11. Survival of Obligations. The obligations of the parties under this Amendment and the Operating Regulations incurred before the termination of this Amendment shall survive the termination of this Amendment and the Agreement. Notwithstanding anything to the contrary set forth in this Amendment or the Operating Regulations, ISO and Global each agree as follows:

(a) Representations and Warranties. ISO’s representations and warranties and covenants in Section 6(a) and Global’s representations and warranties in Section 6(b) shall survive any termination of the Agreement or this Amendment for a period of three (3) years.

(b) Indemnification. ISO’s indemnification obligations set forth in the Operating Regulations shall survive any termination of the Agreement or this Amendment for a period of three (3) years.

(c) Maintenance of Confidential Information. In addition to and without limiting ISO’s and Global’s rights and obligations under Section G of the Agreement, ISO’s and Global’s obligations set forth in the Operating Regulations with respect to the other party’s Confidential Information shall survive for ten (10) years following any termination of the Agreement or this Amendment, except that ISO’s confidentiality obligations with respect to Card Numbers, Cardholder information and Card Transaction information shall survive (i) indefinitely in any jurisdiction that permits perpetuity of such obligations, or (ii) for seventy-five (75) years following any termination of the Agreement or this Amendment in any jurisdiction that does not permit perpetuity of confidentiality obligations. The aforementioned terms are tacitly renewed for a single additional term in the amount of time described above, respectively, if written notice is not given by one of the parties at least ninety (90) calendar days before the expiration of the initial term described in this section.

Section 12. Easi Program. Global represents that Discover bas agreed to terminate the External Agent Sales Incentive Partner Agreement it has entered into with ISO (the “Easi Agreement”) in connection with the execution and delivery of this Amendment. ISO agrees to terminate the Easi Agreement in connection therewith effective as of the Commencement Date of this Amendment.

Section 13. Modification of the Agreement. The terms and conditions of the Agreement shall be added to and be made a part of the Agreement. Except as specifically modified herein, the terms and conditions of the Agreement shall remain the same and in full force and effect.

Section 14. Binding on Successors. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 15. Authority. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

Section 16. Reasonable Efforts. Subject to the terms and conditions provided herein, each party to this Amendment shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, appropriate or desirable hereunder and under applicable laws and regulations to consummate and make effective this Amendment.

Section 17. Discover Incorporation; Scope of Amendment. As of the date this Amendment is fully executed and prospectively, any reference in the Agreement to MasterCard, Visa and any other card association, shall be deemed to include a reference to Discover; provided, however, that subject to Section 5(h)(vi) herein, the parties hereto agree that the provisions of this Amendment shall be limited to the purchase of the Discover Acquired Merchants and the rights and duties with regard to prospective Discover merchants and the Discover Merchants.

Section 18. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party hereto.

11

Section 19. Replacement of the Prior Amendment. This Amendment does hereby supersede and replace, in its entirety, the Seventh Amendment dated June 29, 2007 referenced in the recitals to this Amendment.

Section 20. Inconsistency. In the event of an inconsistency between the list of merchants set forth on Exhibit B and Exhibit E, the list set forth on Exhibit B shall govern.

Signature page follows.

12

IN WITNESS WHEREOF, Global and ISO have each caused this Seventh Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	President
Date:	9/28/07

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	10/23/07

13

EXHIBIT A

Valuation Methodology

Global Payments Discover Portfolio Analysis ISO 70-043 Actuals Key Assumptions 9/1/06-8/31/07 ***** ***** Fees earned on Discover processing today ***** ***** ***** ***** Net revenue from processing Discover today Fees earned on Discover processing tomorrow ***** ***** ***** ***** Incremental net revenue to ISO ***** ***** Proportionate Valuation of Incremental Revenue ***** Valuation Multiple (on Incremental Revenue) ***** Minimum Purchase Price Calculation ***** ***** ***** ***** ***** ***** Incremental net revenue to ISO ***** ***** Minimum Purchase Price ***** Valuation Multiple (on Incremental Revenue) ***** Actual data from Discover. Based on prior ***** months Discover volume and transactions for those VISA/MC merchants that have been active in the last ***** days. ***** *****

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

EXHIBIT B

List of Merchants

*****

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

EXHIBIT C

Form of Merchant Agreement

Modifications to Merchant Agreement

ISO will make changes to its existing merchant agreement that are consistent with the changes relating to the Discover program set forth in the attached Global form merchant agreement. ISO will obtain Global’s approval of such modifications prior to distributing a revised merchant agreement to Merchants.

Please note the following changes to the Global form Terms and Conditions:

•	Section 1: Language referencing Discover has been added to the last sentence in the first paragraph. The second paragraph is new.

•	Section 30: This is a new section.

•	Throughout the Terms & Conditions, references to Visa and MasterCard have been edited to include a reference to Discover.

•	Non-Qualified Surcharges: This section has been revised to reflect Discover surcharges.

Please note the following changes to the Global form Application:

•	The Merchant Profile section includes references to Discover card volume.

•	The Plan Type section includes the Discover cards.

•	The Merchant Authorization section includes a reference to the Discover program.

globalpayments

Type of Account (Check one):
☐ Direct Account
☐ Agent Bank Account
☐ Bank Referral, new relationship

Control Number

Name of Bank: _____ Branch: _____

Merchant Application

Business Information

Merchant's DBA Name/Outlet Name:	Merchant's Legal Name:
Physical Street Address (No P.O. Box):	Legal Address:
City, State, Zip:	City, State, Zip:
DBA Phone: ( ) - ext. Fax: ( ) -	Corp. Phone: ( ) - ext. Fax: ( ) -
Contact Name at this Address:	Contact Name at this Address:
Email:	Email:
Customer Service Phone # (Required for MOTO and Internet merchants only): ( ) -	Website Address (Required for Internet merchants):

Merchant Profile

Type of Ownership: ☐Sole Proprietor ☐Partnership ☐Corporation ☐LLC ☐Professional Assoc. ☐Tax Exempt Org (501C) ☐Other_____

Type of Goods or Services Sold: SIC Code:

Years in business under current ownership: Federal Tax ID#

Do you currently accept Visa/ MasterCard/ Discover? ☐ YES ☐ NO

Visa/MasterCard/Discover Information

Market Type:
☐Retail ☐Supermarket
☐Restaurant ☐Emerging Market
☐Lodging ☐Public Sector
☐MO/TO ☐Auto Rental
☐P-card ☐Cash Advance
☐E-commerce ☐Other:

Sales Profile (Must Equal 100%)	
Card Swiped	%
Manually Keyed with Imprint	%
Mail Order/ Telephone/Internet	%
Total =	100%

Does merchant accept transactions before the customer receives product or service? ☐ YES ☐ NO

How long does customer wait before product is received? _____ %of sales in this category? ___

% of cost that is prepayment? ___ Duration of extended service or benefit (in weeks): ____

Does merchant offer warranties, dues, subscriptions, memberships or other extended services? ☐ YES ☐ NO

Annual Visa/MC/Discover Sales: $_____ Average Ticket: $_____ Total Visa/MC/Discover Sales (multiple locations only): $_____

Member Bank (Acquirer) Information:

HSBC Bank USA, National Association
Merchant Support Group P. O. Box 3263
Buffalo, New York 14240
716-841-6360

Important Member Bank Responsibilities

1. A Visa Member is the only entity approved to extend acceptance of Visa products directly to a merchant.
2. A Visa Member must be a principal (signer) to the Merchant Agreement.
3. The Visa Member is responsible for educating Merchants on pertinent Visa Operating Regulations with which Merchants must comply.
4. The Visa Member is responsible for and must provide settlement funds to the Merchant.
5. The Visa Member is responsible for all funds held in reserve that are derived from settlement.

For Debit Sponsor Contact:

Important Merchant Responsibilities

1. Ensure compliance with cardholder data security and storage requirements.
2. Maintain fraud and chargebacks below thresholds.
3. Review and understand the terms of the Merchant Agreement.
4. Comply with Visa Operating Regulations.

The responsibilities listed above do not supersede terms of the Merchant Agreement and are provided to ensure the Merchant understands these specific responsibilities.

Cardholder Data Storage Compliance

Is cardholder data stored? ☐ Yes ☐ No

If yes, where is Card Data Stored? ☐ Merchant ☐ CAP Only ☐ Both Merchant & CAP ☐ GAA Export Only

Name of Primary CAP/VAR? _____

Name of Secondary CAP/VAR? _____

For questions regarding Card Services, contact: Global Payments, attn: Customer Service, 10705 Red Run Blvd., Owings Mills, MD 21117
or call: 1-800-367-2638

1

Merchant Initials: _____

Rev. 10/07 - GP

Credit/Debit Card Services and Fee Schedule*

Plan Type	New	Existing	Existing Merchant No.	Discount Rate	Per Item	Additional Auth. Fees
☐ VISA Credit	☐	N/A	N/A	%	$	$
☐ VISA Bus. Card	☐	N/A	N/A	%	$	$
☐ VISA Check	☐	N/A	N/A	%	$	$
☐ MasterCard Credit	☐	N/A	N/A	%	$	$
☐ MasterCard Bus. Card	☐	N/A	N/A	%	$	$
☐ Debit MasterCard	☐	N/A	N/A	%	$	$
☐ Discover Credit	☐	☐		%	$	$
☐ Discover Bus. Card	☐	☐		%	$	$
☐ Discover Check	☐	☐		%	$	$
☐ American Express	☐	☐		%	$	$
☐ Diners Club	☐	☐		%	$	$
☐ JCB	☐	☐		%	$	$
☒ Debit (other than Visa or MC)	☐	☐		%	$0.25	$
☐ EBT	☐	☐		%	$	$

Merchant FNS#_____ Cash Benefits: ☐ YES ☐ NO Daily Discount: ☐ YES ☐ NO

Surcharges:
1.65% Non-Qualified Retail/Restaurant
1.65% Non-Qualified Supermarket
1.80% Non-Qualified Developing Market
1.27% Non-Qualified Direct Market
1.70% Non-Qualified Purchase Card
1.65% Non-Qualified Lodging/Auto Rental
1.16% Non-Qualified TouchTone Capture
0.15% Discover Rewards
_____ Other _____
0.36% Qualified Visa/MC Rewards Card / Discover Premium Rewards (Retail & Mail/Telephone Order)

***The forgoing discount rate, per item and authorization fees are based upon Merchant's complying with all processing requirements as established by the applicable governing authority of the payment type which qualifies Merchant for the most favorable interchange rates available for such payment type. Transactions that do not qualify for the most favorable interchange rates will be subject to surcharges up to the foregoing amounts in addition to the rate quoted. See the Card Services Terms and Conditions for more information regarding non-qualifying surcharges.

Other Fees:

Amount	Fee	Amount	Fee
$	Non-Refundable Application Fee (one-time fixed fee)	$30.00	Replacement Shipping Fee (per occurrence)
$	AMEX Application Fee	$	POS Equipment Warranty Fee - Per Piece/Set (monthly)
$	Additional Location Fee	$	Non-Global Check Authorization Fee (per occurrence)
$	Virtual Site Survey Fee	$	Touchtone Capture Set-up Fee (one-time fixed fee)
$	Annual Membership Fee	$	Global Access @dvantage Set-up Fee
$	Monthly Fee ☐ Membership ☐ Statement	$	Global Access @dvantage Monthly Fee
$	Minimum Monthly Discount	$	Wireless Services Fee (monthly)
$	Training Fee - On-Site (one-time fixed fee)	$	Wireless Activation Fee (one-time fixed fee)
$	Chargeback Fees (per occurrence)	$	Wireless Transaction Fee (per occurrence)
$7.50	Retrieval Fee (per occurrence)	$	Installation/Programming Fee (one-time fixed fee)
$15.00	Non-Sufficient Funds (per occurrence)	$	Reprogramming Fee (one-time fixed fee)
$	Help Desk Fee (monthly)	$50.00	Annual Service Fee
$	EDC AVS Fee (per occurrence)	$1.25	Voice AVS Fee (per occurrence)
$0.60	Voice Authorization Fee (per occurrence)	$	Internet Per Item Fee (per occurrence)
$	Internet Access Fee (monthly)	$	Internet Setup Fee (one-time fixed fee)
$0.20	Batch/ACH Fee (per occurrence)	$	Minimum Monthly Debit
$	Other: _____	$	Other: _____

Acceptance of Merchant Application and Terms & Conditions / Merchant Authorization

Your Card Services Agreement is between Global Payments Direct, Inc. ("Global Direct"), the Merchant named above, the Member named below ("Member"), and, if applicable, the Debit Sponsor named below. Member is a member of Visa, USA, Inc. ("Visa") and MasterCard International, Inc. ("MasterCard"); Global Direct is a registered independent sales organization of Visa, a member service provider of MasterCard and a registered acquirer for Discover Financial Services, LLC. ("Discover").

A copy of the Card Services Terms and Conditions, revision number 10/07-GP, has been provided to you. Please sign below to signify that you have received a copy of the Card Services Terms & Conditions and that you agree to all terms and conditions contained therein. If this Merchant Application is accepted for card services, Merchant agrees to comply with the Merchant Application and the Card Services Terms & Conditions as may be modified or amended in the future. If you disagree with any Card Services Terms & Conditions, do not accept service.

IF MERCHANT SUBMITS A TRANSACTION TO GLOBAL DIRECT HEREUNDER, MERCHANT WILL BE DEEMED TO HAVE ACCEPTED THE CARD SERVICES TERMS & CONDITIONS.

By your signature below on behalf of Merchant, you certify that all information provided in this Merchant Application is true and accurate and you authorize Global Direct, and Global Direct on Member's behalf, to: (a) initiate debit entries to Merchant's checking account(s) in accordance with the Card Services Terms and Conditions, (b) initiate debit entries to Merchant's checking account(s) for the application fees described herein prior to Global Direct's and Member's acceptance and execution of this Merchant Application, which application fees shall be retained by Global Direct and Member whether or not the Merchant Application is accepted and executed by Global Direct and Member, and (c) order a consumer credit report on Merchant and you.

Merchant's Signature: X_____	**Name (printed):** _____	**Title:** _____	**Date:** _____
Signing for Global Payments Direct, Inc.: X_____	**Name (printed):** _____	**Title:** _____	**Date:** _____
Signing for Member: X_____	**Name (printed):** _____	**Name of Member (printed):** HSBC Bank USA, NA	**Date:** _____
Signing for Debit Sponsor: X_____	**Name (printed):** _____	**Name of Debit Sponsor:** Concord EFS National Bank	**Date:** _____

2
Merchant Initials: _____
Rev. 10/07 - GP

Personal Guaranty

I/We hereby guarantee to Global Direct, Member, and to Debit Sponsor, their successors and assigns, the full, prompt, and complete performance of Merchant and all of Merchant's obligations under the Card Services Agreement, including but not limited to all monetary obligations arising out of Merchant's performance or non-performance under the Card Services Agreement, whether arising before or after termination of the Card Services Agreement. This guaranty shall not be discharged or otherwise affected by any waiver, indulgence, compromise, settlement, extension of credit, or variation of terms of the Card Services Agreement made by or agreed to by Global Direct, Member, Debit Sponsor, and/or Merchant. I/We hereby waive any notice of acceptance of this guaranty, notice of nonpayment or nonperformance of any provision of the Card Services Agreement by Merchant, and all other notices or demands regarding the Card Services Agreement. I/We agree to promptly provide to Global Direct, Member, and/or Debit Sponsor any information requested by any of them from time to time concerning my/our financial condition(s), business history, business relationships, and employment information. I/We have read, understand, and agree to be bound by the Card Services Terms & Conditions provided to Merchant and those terms and conditions contained in this Merchant Application.

Signature of Guarantor (please sign below) **Name (printed):**

X______________________________, an individual ______

Signature of Guarantor (please sign below) **Name (printed):**

X______________________________, an individual ______

Signature of Witness (please sign below) **Name (printed):**

X______________________________, an individual ______

Owner/Officer Information

Name: Title: Date of Birth (mm/dd/yyyy): Social Security #: Home Phone #: (   ) -

Home Address: City: State: Zip Code: Years There: Own/ Rent?

Former Address (if less than 1 year at current address): City: State: Zip Code: Years There: Own/ Rent?

Name: Title: Date of Birth (mm/dd/yyyy): Social Security #: Home Phone #: (   ) -

Home Address: City: State: Zip Code: Years There: Own/ Rent?

Former Address (if less than 1 year at current address): City: State: Zip Code: Years There: Own/ Rent?

Bank Information (Attach Voided Check or Bank Letter):

	Routing Number	DDA/Checking Account #	Deposit	Discount	Chargebacks	Equipment	Supplies	Misc. Fees
Bank 1			☐	☐	☐	☐	☐	☐
Bank 2			☐	☐	☐	☐	☐	☐

Merchant Site Survey Report (To be Completed by Sales Representative)

Merchant Location: ☐ Retail Location with Store Front ☐ Office Building ☐ Residence ☐ Other: _____

Surrounding Area: ☐ Commercial ☐ Industrial ☐ Residential

Does the amount of inventory and merchandise on shelves and floor appear consistent with the type of business? ☐ YES ☐ NO

If no, explain: _____

Does the Merchant use a Fulfillment House? ☐ YES ☐ NO If yes, was the Fulfillment House inspected? ☐ YES ☐ NO

The Merchant: ☐ Owns ☐ Leases the business premises

Further comments by Inspector (must complete): _____

I hereby verify that this application has been fully completed by merchant applicant and that I have physically inspected the business premises of the merchant at this address and the information stated above is true and correct to the best of my knowledge and belief.

Verified and inspected by (print name): _____

Representative Name:_____ Representative Signature: X______________________ Date: _____

Sales Rep Name: _____ Sales Rep Code: _____ Sales Rep Phone Number: (   ) - Sales Rep Email Address: _____

American Express

By signing below, I/we represent that the information I/we have provided on the Application is complete and accurate and I/we authorize American Express Travel Related Services Company, Inc. ("American Express") to verify the information on the Application and to receive and exchange information about me, including requesting reports from consumer reporting agencies. If I/We ask American Express whether or not a consumer report was requested, American Express will tell me, and if American Express received a report, American Express will give me the name and address of the agency that furnished it. I/We understand that upon American Express' approval of the business entity indicated above to accept the American Express Card, the Terms and Conditions for American Express @ Card Acceptance ("Terms and Conditions") will be sent to such business entity along with a Welcome Letter. By accepting the American Express card for the purchase of goods and/or services, I/we agree to be bound by the Terms and Conditions.

Merchant's Signature: **Name (printed):** **Title:** **Date:**

X______________________________ _____ _____ _____

3

Merchant Initials: __________

Rev. 10/07 - GP

CARD SERVICES TERMS & CONDITIONS

1. GENERAL.

The “Card Services Agreement” consists of these Card Services Terms & Conditions and the Merchant Application and is made by and among Merchant, Global Payments Direct, Inc. (“Global Direct”), Member (as defined below), and Debit Sponsor as identified in the Merchant Application). The provisions in the Card Services Agreement are applicable to Merchant if Merchant has signed the appropriate space in the Acceptance of Terms & Conditions/Merchant Authorization section of the Merchant Application. The member bank identified in the Merchant Application (“Member”) is a member of Visa USA, Inc. (“Visa”) and MasterCard international, Inc. (“MasterCard”). Global Direct is a registered independent sales organization of Visa, a member service provider of MasterCard and a registered acquirer for Discover Financial Services LLC (“Discover”).

Merchant and Global Direct agree that the rights and obligations contained in these Card Services Terms and Conditions do not apply to the Member with respect to Discover transactions and Switched Transactions (as defined below). To the extent Merchant accepts Discover cards, the provisions in this Agreement with respect to Discover apply if Merchant does not have a separate agreement with Discover. To the extent Merchant accepts Discover cards and has a separate agreement with Discover, Discover card transactions shall be processed as Switched Transactions (as defined below).

Under the terms of the Card Services Agreement, Merchant will be furnished with the services and products described herein and in the Merchant Application and selected by Merchant therein (collectively and individually, as applicable, the “Services”). During the term of the Card Services Agreement, Global Direct will be the sole and exclusive provider of all card Services to Merchant. Any Merchant accepted by Global Direct for card processing services agrees to be bound by the Card Services Agreement, including the terms of the Merchant Application and these Card Services Terms & Conditions as may be modified or amended in the future. A MERCHANT’S SUBMISSION OF A TRANSACTION TO GLOBAL DIRECT SHALL BE DEEMED TO SIGNIFY MERCHANT’S ACCEPTANCE OF THE CARD SERVICES AGREEMENT, INCLUDING THE TERMS AND CONDITIONS HEREIN.

Except as expressly stated in the first three paragraphs of Section 13, all terms and conditions of this Card Services Agreement shall survive termination to the extent necessary to protect Global Direct and Member’s rights herein.

2. SERVICE DESCRIPTIONS.

Credit Card Processing Services: Global Direct’s credit card processing services consist of authorization and electronic draft capture of credit card transactions; outclearing of such transactions to the appropriate card associations and/or issuers (e.g., Visa, MasterCard, Diners, Discover); settlement; dispute resolution with cardholders’ banks; and transaction-related reporting, statements and products. From time to time under this Card Services Agreement, upon Merchant’s request, Global Direct may facilitate the transmission of certain payment card transactions (“Switched Transactions”) in the respective card issuers, including but not limited to American Express®, Diners Club® and various fleet, private label and commercial cards. Switched Transactions require Global Direct’s prior written approval and are subject to applicable pricing; Global Direct does not purchase the indebtedness associated with Switched Transactions.

EBT Transaction Processing Services: Global Direct offers electronic interfaces to Electrionic Benefits Transfer (“EBT”) networks for the processing of cash payments or credits to or for the benefit of benefit recipients (“Recipients”). Global Direct will provide settlement and switching services for various Point of Sale transactions initiated through Merchant for the authorization of the issuance of the United States Department of Agriculture, Food and Nutrition Services (“FNS”) food stamp benefits (“FS Benefits”) and/or government delivered cash assistance benefits (“Cash Benefits,” with FS Benefits, “Benefits”) to Recipients through the use of a state-issued card (“EBT Card”).

Provisions regarding debit card services are set forth in Section 28 below.

With respect to Visa and MasterCard products, Merchant may elect to accept credit cards or debit/prepaid cards or both. Merchant shall so elect on the Merchant Application being completed contemporaneously herewith. Merchant agrees to pay and Merchant’s account(s) will be charged pursuant to Section 5 of this Card Services Agreement for any additional fees incurred as a result of Merchant’s subsequent acceptance of transactions with any Visa or MasterCard product that it has elected not to accept.

3. PROCEDURES.

Merchant will permit holders of valid cards bearing the symbols of the cards authorized to be accepted by Merchant hereunder to charge purchases or leases of goods and services and the debt resulting therefrom shall be purchased hereunder, provided that the transaction complies with the terms of this Card Services Agreement. All indebtedness submitted by Merchant for purchase will be evidenced by an approved sales slip. Merchant will not present for purchase any indebtedness that does not arise out of a transaction between a cardholder and Merchant. Merchant agrees to follow the Card Acceptance Guide which is incorporated into and made part of this Card Services Agreement, and to be bound by the operating regulations and rules of Visa, MasterCard, Discover and any other card association or network organization covered by this Card Services Agreement, as any of the above referenced documents may be modified and amended from time to time. Without limiting the generality of the foregoing, Merchant agrees to comply with and be bound by, and to cause any third party who provides Merchant with services related to payment processing or facilitates Merchant’s ability to accept credit and debit cards and who is not a party to this Card Services Agreement to comply with and be bound by, the rules and regulations of Visa, MasterCard, Discover and any other card association or network organization related to cardholder and transaction information security, including without limitation, Payment Card Industry (PCI) Data Security Standards, Visa’s Cardholder Information Security Program and MasterCard’s Site Data Protection Program. Without limiting the generality of the foregoing, Merchant agrees that it will use information obtained from a cardholder in connection with a card transaction solely for the purpose of processing a transaction with that cardholder or attempting to re-present a chargeback with respect to such transaction. Merchant will indemnify and hold Global Direct and Member harmless from any fines and penalties issued by Visa, MasterCard, Discover or any card association or network organization arising out of or relating to the processing of transactions by Global Direct and Member at Merchant’s locations) and will reimburse Global Direct for any losses incurred by Global Direct with respect to any such fines or penalties. Global Direct may, from time to time, issue written directions (via mail or Internet) regarding procedures to follow and forms to use to carry out this Card Services Agreement. These directions and the terms of the forms are binding as soon as they are issued and shall form part of these Card Services Terms & Conditions. Such operating regulations and rules may be reviewed upon appointment at Global Direct’s designated premises and Merchant acknowledges that it has had the opportunity to request a review and/or review such operating regulations and rules in connection with its execution of this Card Services Agreement.

4. MARKETING.

Merchant shall adequately display the card issuer service marks and promotional materials supplied by Global Direct. Merchant shall cease to use or display such service marks immediately upon notice from Global Direct or upon termination of this Card Services Agreement.

5	Rev. 10/07 - GP

5. PAYMENT, CHARGES AND FEES.

Fees and charges payable by Merchant shall be as set forth in the Merchant Application. Merchant will be paid for indebtedness purchased under this Card Services Agreement by credit to Merchant’s account(s). Merchant’s account(s) will be credited for the gross amount of the indebtedness deposited less the amount of any credit vouchers deposited. Merchant shall not be entitled to credit for any indebtedness that arises out of a transaction not processed in accordance with the terms of this Card Services Agreement. Availability of any such funds shall be subject to the procedures of the applicable financial institution. Chargebacks and adjustments will be charged to Merchant’s account(s) on a daily basis. Merchant agrees to pay and Merchant’s accounts will be charged for the discount, fees, chargebacks, and other fees and charges described in this Card Services Agreement. Merchant also agrees to pay and Merchant’s account(s) will be debited for all fees, arbitration fees, fines, penalties, etc. charged or assessed by the card associations or network organizations on account of or related to Merchant’s processing hereunder, including without limitation with regards to any third party who provides Merchant with services related to payment processing or facilitates Merchant’s ability to accept credit and debit cards and who is not a party to this Card Services Agreement. If any type of overpayment to Merchant or other error occurs, Merchant’s account(s) may be debited or credited, without notice, and if Merchant’s account(s) do not contain sufficient funds. Merchant agrees to remit the amount owed directly to Global Direct. Merchant agrees not to, directly or indirectly, prevent, block or otherwise preclude any debit by Global Direct or Member to Merchant’s account which is permitted hereunder. Merchant represents and warrants that no one other than Merchant has any claim against such indebtedness except as authorized in writing by Member and Global Direct. Merchant hereby assigns to Member and Global Direct all of its right, title, and interest in and to all indebtedness submitted hereunder and agrees that Member and Global Direct have the sole right to receive payment on any indebtedness purchased hereunder.

6. EQUIPMENT AND SUPPLIES.

Any advertising material; leased equipment including imprinters, authorization terminals, or printers; software; credit card authenticators; unused forms; and Merchant deposit plastic cards provided by Global Direct will not become Merchant’s property. Merchant wilt protect them from loss, theft, damage or any legal encumbrance and will allow Global Direct and its designated representatives reasonable access to Merchant’s premises for their repair, removal, modification, installation and relocation. Merchant acknowledges that any equipment provided under this Card Services Agreement is embedded with proprietary technology (“Software”). Merchant shall not obtain title, copyrights or any other proprietary right to any Software. At all time, Global Direct or its suppliers retain all rights to such Software, including but not limited to updates, enhancements and additions. Merchant shall not disclose such Software to any party, convey, copy, license, sublicense, modify, translate, reverse engineer, decompile, disassemble, tamper with, or create any derivative work based on such Software. Merchant’s use of such Software shall be limited to that expressly authorized by Global Direct. Global Direct’s suppliers are intended third party beneficiaries of this Card Services Agreement to the extent of any terms herein pertaining to such suppliers’ ownership rights; such suppliers have the right to rely on and directly enforce such terms against Merchant.

The operating instructions will instruct Merchant in the proper use of the terminals, and Merchant shall use and operate the terminals only in such manner. If Merchant has purchased the maintenance/help desk service hereunder for its terminals, Merchant will promptly notify Global Direct of any equipment malfunction, failure or other incident resulting in the loss of use of the equipment or need for repair or maintenance, whereupon Global Direct will make the necessary arrangements to obtain required maintenance. Merchant is responsible for shipping costs. Merchant shall cooperate with Global Direct in its attempt to diagnose any problem with the terminal. In the event the Merchant’s terminal requires additional Software, Merchant is obligated to cooperate and participate in a dial in down line load procedure. With respect to any item of equipment leased to Merchant by Global Direct, Merchant will not be liable for normal wear and tear, provided, however, that Merchant will be liable to Global Direct in the event that any leased item of equipment is lost, destroyed, stolen or rendered inoperative. Merchant will indemnify Global Direct against any loss arising out of damage to or destruction of any item of equipment provided hereunder for any cause whatsoever. Merchant also agrees to hold harmless and indemnify Global Direct for any costs, expenses, and judgments Global Direct may suffer, including reasonable attorney’s fees, as a result of Merchant’s use of the equipment provided hereunder. Any unused equipment in its original packaging purchased from Global Direct hereunder may be returned to Global Direct at Merchant’s expense within sixty (60) days of receipt. Merchant shall receive a refund of any money paid in connection therewith subject to a re-stocking fee of an amount equal to 20 percent of the total purchase price for the returned equipment. No refunds shall be issued for any equipment returned after sixty (60) days.

7. FINANCIAL INFORMATION.

Merchant agrees to furnish Global Direst and Member such financial statements and information concerning Merchant, its owners, principals, partners, proprietors or its affiliates as Global Direct may from time to time request. Global Direct, or its duly authorized representatives, may examine the books and records of Merchant, including records of all indebtedness previously purchased or presented for purchase. Merchant agrees to retain copies of all paper and electronic sales slips and credit slips submitted to Global Direct for a period of two years from submission, or such longer period of time as may be required by the operating rules or regulations of the card associations or network organizations, by law, or by Global Direct as specifically requested in writing in individual cases. Merchant agrees that Global Direct and Member may seek injunctive relief with respect to Merchant’s failure to furnish financial or other information upon request.

8. CHANGE IN BUSINESS.

Merchant agrees to provide Global Direct and Member sixty (60) days prior written notice of its intent to (a) transfer or sell any substantial part (ten percent (10%) or more) of its total stock, assets and/or to liquidate; or (b) change the basic nature of its business, or (c) convert all or part of the business to mail order sales, telephone order sales, Internet-based sales or to other sales where the card is not present and swiped through Merchant’s terminal. Upon the occurrence of any such event, the terms of this Card Services Agreement may be modified to address issues arising therefrom, including but not limited to requirements of applicable card associations or network organizations.

9. TRANSFERABILITY.

This Card Services Agreement is not transferable by Merchant without the written consent of Global Direct and Member. Any attempt by Merchant to assign its rights or to delegate its obligations in violation of this paragraph shall be void. Merchant agrees that the rights and obligations of Global Direct hereunder may be transferred by Global Direct without notice to Merchant. Merchant agrees that the rights and obligations of Member hereunder may be transferred to any other member without notice to Merchant. Merchant acknowledges that the transferable rights of Global Direct and Member hereunder shall include, but shall not be limited to, the authority and right to debit the Merchant’s account(s) as described herein.

10. WARRANTIES AND REPRESENTATIONS.

Merchant warrants and represents to Global Direct and Member: (a) that each sales transaction delivered hereunder will represent a bona fide sale to a cardholder by Merchant for the amount shown on the sales slip as the total sale and constitutes the binding obligation of the cardholder, free from any claim, demand, defense, setoff or other adverse claim whatsoever; (b) that each sales slip or other evidence of indebtedness will accurately describe the goods and services which have been sold and delivered to the cardholder or in accordance with his instructions; (c) that Merchant will comply fully with all federal, state and local laws, rules and regulations applicable to its business; (d) that Merchant will fulfill completely all of its obligations to the cardholder and will resolve any customer dispute or complaint directly with the cardholder; (e) that the signature on the sales slip will be genuine and authorized by cardholder and not forged or unauthorized; (f) that the sales transaction shall have been consummated and the sales slip prepared in full compliance with the provisions of the Card Acceptance Guide and the operating regulations and rules of the applicable card association or network organization, as amended from time to time; (g) that none of the sales transactions submitted hereunder represent sales by telephone, or mail, or Internet, or where the card is not physically present

6	Rev. 10/07 - GP

at the Merchant’s location and swiped through Merchant’s terminal. unless Merchant is specifically authorized in writing by Global Direct to submit such sales slips for purchase; (h) that none of the sales transactions submitted hereunder fur purchase represent sales to any principal, partner, proprietor, or owner of Merchant, (i) that, without limiting the generality of the foregoing, each sales transaction submitted hereunder and the handling, retention, and storage of information related thereto, will comply with the rules and regulations of Visa, MasterCard, Discover and any other card association or network organization related to cardholder and transaction information security, including without limitation Payment Card Industry (PCI) Data Security Standards, Visa’s Cardholder Information Security Program and MasterCard’s Site Data Protection Program, and (ii) that all of the information contained in this Card Services Agreement (including the Merchant Application) is true and correct. In the event that any of the foregoing warranties or representations is breached, the affected sales slips or other indebtedness may be refused, or prior acceptance revoked and charged back to the Merchant. Furthermore, if Merchant submits for purchase hereunder a sales transaction that is not the result of a sale of Merchant’s goods or services offered to the general public or if Merchant submits any sales transactions for purchase hereunder which represents a sale to any principal, partner, proprietor, or owner of Merchant, such sales transaction may be refused or charged back, and Merchant hereby agrees to pay and Merchant’s account(s) will be debited therefore) an additional fee of one hundred dollars ($100) for each such transaction.

Merchant must notify Global Direct if Merchant elects to use the terminal service of American Express, Nevus, or any other third-party provider. If Merchant elects to use a third-party terminal provider, that provider becomes Merchant’s agent for the delivery of card transactions to Global Direct via the applicable card-processing network. Merchant agrees to assume full responsibility and liability for any failure of such agent to comply with the operating regulations and rules of the applicable card association or network organization, including without limitation any violation, which results in a chargeback to the Merchant. Merchant also agrees that the obligation hereunder to reimburse the Merchant for the value of the card transactions captured by an agent is limited to the value of the transactions (less applicable fees) received by the card-processing network (from the agent.

NEITHER MEMBER, NOR GLOBAL DIRECT, NOR ANY SUPPLIER MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY TERMINAL, ANY EQUIPMENT FURNISHED IN CONNECTION THEREWITH, OR ANY OF THE SERVICES FURNISHED HEREUNDER.

11. INDEMNITY.

Merchant agrees to satisfy directly with the cardholder any claim or complaint arising in connection with the card sale, regardless of whether such claim or complaint is brought by the cardholder, Global, or another party. Merchant agrees to indemnify and hold Global Direct and Member harmless from and against any and all liabilities, losses, claims, damages, disputes, offsets, claims or counterclaims arising out of or relating to the card sale, including without limitation claims and complaints made by a cardholder or any other person or entity with regard to indebtedness sold by Merchant hereunder or any other Service provided hereunder.

12. LIMITATION OF LIABILITY.

Neither Member nor Global Direct shall be liable for failure to provide the Services if such failure is due to any cause or condition beyond such party’s reasonable control. Such causes or conditions shall include, but shall not be limited to, acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, shortages of labor or materials, freight embargoes, unusually severe weather, breakdowns, operational failures, electrical power failures, communication failures, unavoidable delays, the errors or failures of third party systems, or other similar causes beyond such party’s control.

The liability of Global Direct and Member for any loss arising out of or relating in any way to this Card Services Agreement, including but not limited to damages arising out of any malfunction of the equipment or the failure of the equipment to operate, the unavailability or malfunction of the Services, personal injury, or property damage, shall, in the aggregate, be limited to actual, direct, and general money damages in an amount not to exceed one (1) month’s average charge paid by Merchant hereunder (exclusive of interchange fees, assessments, and any other fees or costs that are imposed by a third party in connection with Merchant’s payment processing) for Services during the previous twelve (12) months or such lesser number of months as shall have elapsed subsequent to the effective date of this Card Services Agreement. This shall be the extent of Global Direct’s and Member’s liability arising out of or relating in any way to this Card Services Agreement, including alleged acts of negligence, breach of contract, or otherwise and regardless of the form in which any legal or equitable action may be brought against Global Direct or Member, whether contract, tort, or otherwise, and the foregoing shall constitute Merchant’s exclusive remedy. Under no circumstances shall Global Direct or Member be liable for any lost profits, lost interest, or for special, consequential, punitive or exemplary damages arising out of or relating in any way to this Card Services Agreement, including but not limited to, damages arising out of placement of a Merchant’s name on any terminated merchant list for any reason, even if Global Direct or Member has been advised of the possibility of such damages. Under no circumstances shall Global Direct or Member be liable for any settlement amounts pertaining to Switched Transactions; Merchant’s recourse therefore shall be to the applicable card issuer.

It is agreed that in no event will Global Direct or Member be liable for any claim, loss, billing error, damage, or expense arising out of or relating in any way to this Card Services Agreement which is not reported in writing to Global Direct by Merchant within 60 days of such failure to perform or, in the event of a billing error, within 90 days of the date of the invoice or applicable statement. Merchant expressly waives any such claim that is not brought within the time periods stated herein.

13. TERM AND TERMINATION.

This Card Services Agreement shall remain in full force and effect for an initial term of three (3) years. This Card Services Agreement shall be automatically extended for successive one (1) year periods on the same terms and conditions expressed herein, or as may be amended, unless Merchant gives written notice of termination as to the entire Card Services Agreement or a portion thereof at least 60 days prior to the expiration of the initial term or any extension or renewals thereof, in which case this Card Services Agreement will terminate at the end of the then-current term. Notwithstanding anything to the contrary set forth herein, in the event Merchant terminates this Card Services Agreement in breach of this Section 13, the following amount(s) shall be immediately due and payable to Global Direct: the lesser of (a) the maximum amount permitted by state law, and (b) all monthly fees assessed to Merchant under this Cart Services Agreement and due to Global Direct for the remainder of the then existing term of the Card Services Agreement, including all minimum monthly fee commitments. Merchant hereby authorizes Global Direct to accelerate the payment of such applicable amount(s) and to deduct such total amount(s) from Merchant’s account referenced in Section 5, or to otherwise withhold the total amount(s) from amounts due to Merchant from Global Direct, immediately on or after the effective date of termination. If the Merchant’s account does not contain sufficient funds for the debit or the amount cannot be withheld by Global Direct from amounts due to Merchant, Merchant shall pay Global Direct the amount due within ten (10) days of the date of Global Direct’s invoice for same. The payment as described here is not a penalty, but rather is hereby agreed by the parties to be a reasonable amount of liquidated damages to compensate Global Direct for its termination expenses and all other damages under the circumstances in which such amounts would be payable. Such amount(s) shall not be in lieu of but in addition to any payment obligations for Services already provided hereunder for that Global Direct may continue to provide), which shall be an additional cost, and any and all other damages to which Global Direct may be entitled hereunder. Notwithstanding the foregoing,

7	Rev. 10/07 - GP

if Merchant provides Global with written notice within forty-five (45) days of Merchant’s execution of this Card Services Agreement that it wishes to terminate this Card Services Agreement immediately, Merchant shall not be responsible for the payment of the above-referenced amount(s), but shall be responsible for compliance with all other terms and conditions set forth in this Card Service Agreement, including but not limited to payment for all fees incurred prior to the termination of this Card Services Agreement.

Notwithstanding the foregoing, Global Direct may terminate this Card Services Agreement or any portion thereof upon written notice to Merchant. Furthermore, Global Direct may terminate this Card Services Agreement at any time without notice upon Merchant’s default in performing under any provision of this Card Services Agreement, upon an unauthorized conversion of all or any part of Merchant’s activity to mail order, telephone order, Internet order, or to any activity where the card is not physically present and swiped through the Merchant’s terminal, upon any failure to follow the Card Acceptance Guide or any operating regulation or rule of a card association or network organization, upon any misrepresentation by Merchant, upon commencement of bankruptcy or insolvency proceedings by or against the Merchant, upon a material change in the Merchant’s average ticket or volume as stated in the Merchant Application, or in the event Global Direct reasonably deems itself insecure in continuing this Card Services Agreement.

In the event that Global Direct and Member breach the terms and conditions hereof, the Merchant may, at its option, give written notice to Global Direct and Member of its intention to terminate this Card Services Agreement unless such breach is remedied within thirty (30) days of such notice. Failure to remedy such a breach shall make this Card Services Agreement terminable, at the option of the Merchant, at the end of such thirty (30) day period unless notification is withdrawn.

Any Merchant deposit of sales or credit slips that is accepted by Global Direct and Member or by a designated depository after the effective date of termination will be returned to Merchant and will not be credited (or debited) to merchant’s account(s). If the deposit has already been posted to Merchant’s account(s), said posting will be reversed and the deposit returned to Merchant. Termination of this Card Services Agreement shall not affect Merchant’s obligations which have accrued prior to termination or which relate to any indebtedness purchased hereunder prior to termination, including but not limited to chargebacks even if such chargebacks come in after termination. In the event of termination, all equipment leased from Global Direct (but not from any other leasing agent), including but not limited to imprinters, terminals, and printers; all supplies; Card Acceptance Guides; and operating instructions must be returned immediately to Global Direct at Merchant’s expense.

14. RETURNED ITEMS/CHARGEBACKS.

If a cardholder disputes any transaction, if a transaction is charged back for any reason by the card issuing institution, or if Global Direct or Member has any reason to believe an indebtedness previously purchased is questionable, not genuine, or is otherwise unacceptable, the amount of such indebtedness may be charged back and deducted from any payment due to Merchant or may be charged against any of Merchant’s accounts or the Reserve Account (as defined below). Merchant acknowledges and agrees that it is bound by the rules of the card associations and network organizations with respect to any chargeback. Merchant further acknowledges that it is solely responsible for providing Global Direct and Member with any available information to re-present a chargeback and that, regardless of any information it provides or does not provide Global Direct and Member in connection with a chargeback, or any other reason, Merchant shall be solely responsible for the liability related to such chargeback. A list of some common reasons for chargebacks is contained in the Card Acceptance Guide provided, however, that such list is not exclusive and does not limit the generality of the foregoing. If any such amount is uncollectible through withholding from any payments due hereunder or through charging Merchant’s accounts or the Reserve Account, Merchant shall, upon demand by Global Direct, pay Global Direct the full amount of the chargeback. Merchant understands that obtaining an authorization for any sale shall not constitute a guarantee of payment, and such sales slips can be returned or charged back to Merchant like any other item hereunder.

15. RESERVE ACCOUNT.

At any time, Global Direct and Member may, at their option, establish a reserve account to secure the performance of Merchant’s obligations under this Card Services Agreement to such party (“Reserve Account”). The Reserve Account may be funded, at Global Direct’s sole discretion, through any or all of the following: (a) Direct payment by Merchant — At the request of Global Direct or Member, Merchant will deposit funds in the Reserve Account; (b) The proceeds of indebtedness presented for purchase; or (c) The transfer by Global Direct and Member into the Reserve Account of Funds withdrawn from any of the accounts referred to in Section 5 or any other accounts, including certificates of deposit, maintained by Merchant or Merchant’s guarantor, if any, with any designated depositary or other financial institution. Merchant and Merchant’s guarantor hereby grants Member a security interest in all said accounts and authorizes Global Direct (to the extent authorized by Member) or Member to make such withdrawals at such times and in such amounts as it may deem necessary hereunder. Merchant and Merchant’s guarantor hereby instruct said financial institutions to honor any requests made by Global Direct and Member under the terms of this provision. Merchant and Merchant’s guarantor will hold harmless the financial institutions and indemnify them for any claims or losses they may suffer as a result of honoring withdrawal requests from Global Direct and Member.

Merchant hereby agrees that Global Direct and Member may deduct from this Reserve Account any amount owed to such party in accordance with this Card Services Agreement. Any funds in the Reserve Account may be held until the later of (a) the expiration of any potentially applicable chargeback rights in respect of purchased indebtedness under the rules and regulations of the card associations or network organizations and (b) the period necessary to secure the performance of Merchant’s obligations under this Card Services Agreement, which holding period may extend beyond termination of this Card Services Agreement. The Merchant will not receive any interest on funds being held in a Reserve Account. Without limiting the generality of the foregoing, Merchant shall, upon termination of this Card Services Agreement, maintain the sum of at least five percent (5%) of gross sales for the 90 day period prior to termination to be held in a Reserve Account in accordance with the terms of this Card Services Agreement. Global may, at its discretion upon termination of this Card Services Agreement, require that the Merchant maintain more than five percent (5%) of gross sales for the 90 day period prior to termination in a Reserve Account.

16. DEFAULT/SECURITY INTEREST.

Upon failure by Merchant to meet any of its obligations under this Card Services Agreement (including funding the Reserve Account), any of the accounts referred to in Section 5 or any other accounts belonging to Merchant or Merchant’s guarantor held by any designated depository (or by any other financial institution) may be debited without notice to Merchant, and Merchant and Merchant’s guarantor gives Member and Global Direct a security interest in all such accounts for these purposes. The scope of the security interest, and Merchant’s and Merchant’s guarantor’s instructions to its financial institutions to accept withdrawal requests from Global Direct and Member, and Merchant’s agreement to hold such institutions harmless and to indemnify them are described above in Section 15.

Merchant also agrees that, in the event of a default by Merchant, Member has a right of setoff and may apply any of Merchant’s balances or any other monies due Merchant from Member towards the payment of amounts due from Merchant under the terms of this Card Services Agreement. The rights stated herein are in addition to any other rights Global Direct and Member may have under applicable law.

8	Rev. 10/07 - GP

17. CHOICE OF LAW/ATTORNEY’S FEES/VENUE/JURY TRIAL WAIVER.

Should it be necessary for Global or Member to defend or enforce any of its rights under this Card Services Agreement in any collection or legal action, Merchant agrees to reimburse Global and/or Member, as applicable, for all costs and expenses, including reasonable attorney’s fees, as a result of such collection or legal action. Merchant waives trial by jury with respect to any litigation arising out of or relating to this Card Services Agreement. Global, Member, and Merchant agree that any and all disputes or controversies of any nature whatsoever (whether in contract, tort or otherwise) arising out, relating to, or in connection with (a) this Cart Services Agreement, (b) the relationships which result from this Card Services Agreement, or (c) the validity, scope, interpretation or enforceability of the choice of law and venue provisions of this Card Services Agreement, shall be governed by the laws or the State of Georgia, notwithstanding any conflicts of laws rules, and shall be resolved, on an individual basis without resort to any form of class action and not consolidated with the claims of any other parties. Global, Member, and Merchant agree that all actions arising out, relating to, or in connection with (a) this Card Services Agreement, (b) the relationships which result from this Card Services Agreement, or (c) the validity, scope, interpretation or enforceability of the choice of law and venue provision of this Card Services Agreement shall be brought in either the courts of the State of Georgia sitting in Fulton County or the United States District Court for the Northern District of Georgia, and expressly agree to the exclusive jurisdiction of such courts.

18. AMENDMENTS.

This Card Services Agreement may be amended only in writing signed by Global Direct, Member, and Merchant, except that (a) the Card Acceptance Guide and any and all fees, charges, and/or discounts (including without limitation non-qualified surcharge rates) may be changed immediately, or (b) Global Direct may mail Merchant either a notice describing amendments to this Card Services Agreement or an entirely new agreement, which amendments or new agreement will be binding upon Merchant if it deposits sales or credit slips after the effective date of such amendment or new agreement set forth in Global Direct’s notice.

19. WAIVER.

No provision of this Card Services Agreement shall be deemed waived by any party unless such waiver is in writing and signed by the party against whom enforcement is sought. No failure to exercise, and no delay in exercising on the part of any party hereto, any right, power or privilege under this Card Services Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Card Services Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

20. EXCHANGE OF INFORMATION.

Merchant authorizes Global Direct to order a credit report on Merchant or any owner, officer, shareholder, partner, proprietor, managing agent or guarantor of Merchant. Merchant hereby authorizes Member or any depository institution to release any financial information concerning Merchant or its accounts to Global Direct. Subsequent credit reports may be ordered in connection with updating, renewing or continuing this Card Services Agreement. Upon the written request of any individual who is the subject of a consumer credit report, Global Direct will provide the name and address of the consumer credit reporting agency furnishing such report, if any. Global Direct may exchange information about Merchant, Merchant’s owners, principals, partners, proprietors, officers, shareholders, managing agents and guarantors with Member, other financial institutions and credit card associations, network organizations and any other party. Merchant hereby authorizes Global Direct to disclose information concerning Merchant’s activity to any card association, network organizations, or any of their member financial institutions, or any other party without any liability whatsoever to Merchant.

21. PRESS RELEASE.

Upon execution of this Card Services Agreement, Global Direct shall have the right to publish a press release announcing the business relationship between Global Direct and Merchant formed by this Card Services Agreement; provided, however, that Merchant shall be given the opportunity to review the language of such press release prior to its publication, and Global Direct will honor all requests by Merchant to amend such language that Global Direct, in its sole discretion, deems reasonable.

22. GENERAL.

If any provision of this Card Services Agreement or portion thereof is held to be unenforceable, such a determination will not affect the remainder of this Card Services Agreement. Paragraph headings are included for convenience only and are not to be used in interpreting this Card Services Agreement.

23. NOTICES.

All notices required by this Card Services Agreement shall be in writing and shall be sent by telefax, by overnight carrier, or by regular or certified mail. All notices sent to Global Direct or Member shall be effective upon actual receipt by the Corporate Secretary of Global Payments Direct, Inc., 10 Glenlake Parkway North Tower, Atlanta, Georgia 30328, Any notices sent to Merchant shall be effective upon the earlier of actual receipt or upon sending such notice to the address provided by Merchant in the Merchant Application or to any other e-mail or physical address to which notices, statements and/or other communications are sent to the Merchant hereunder. The parties hereto may change the name and address of the person to whom notices or other documents required under this Card Services Agreement must be sent at any time by giving written notice to the other party.

24. MERGER.

This Card Services Agreement, including these Card Services Terms & Conditions and the Merchant Application, constitutes the entire agreement between Merchant, Global Direct, and Member and supersedes all prior memoranda or agreements relating thereto, whether oral or in writing.

25. EFFECTIVE DATE.

This Card Services Agreement shall become effective only upon acceptance by Global Direct and Member, or upon delivery of indebtedness at such locations as designated by Global Direct for purchase, whichever event shall first occur.

26. DESIGNATION OF DEPOSITORY.

The financial institution set forth in the Merchant Application is designated by Merchant as a depository institution (“Depository”) for its credit card indebtedness. Such financial institution must be a member of an Automated Clearing House Association. Merchant authorizes payment for indebtedness purchased hereunder to be made by paying Depository therefore with instructions to credit Merchant’s accounts. Depository, Member, and/or Global Direct may charge any of Merchant’s accounts at Depository for any amount due under this Card Services Agreement. Global Direct must approve in writing any proposed changes to the account numbers or to the Depository. Merchant hereby authorizes Depository to release any and all account information to Global Direct as Global Direct may request without any further authorization, approval or notice from or to Merchant.

27. FINANCIAL ACCOMMODATION.

The acquisition and processing of sales slips hereunder is a financial accommodation and, as such, in the event Merchant becomes a debtor in bankruptcy, this Card Services Agreement cannot be assumed or enforced, and Global Direct and Member shall be excused from performance hereunder.

28. DEBIT / ATM PROCESSING SERVICES: ADDITIONAL TERMS AND CONDITIONS.

Debit Sponsor shall act as Merchant’s sponsor with respect to the participation of point-of-sale terminals owned, controlIed, and/or operated by Merchant (the “Covered Terminals”) in each of the following debit card networks (“Networks”): Accel, AFFN, Alaska Option, CU24, Interlink, Maestro, NYCE, Pulse, Shazam, Star, and Tyme, which Networks may be changed from time-to-time by Debit Sponsor or Global Direct without notice. Merchant may also

9	Rev. 10/07 - GP

have access to other debit networks that do not require a sponsor. Global Direct will provide Merchant with the ability to access the Networks at the Covered Terminals for the purpose of authorizing debit card transactions from cards issued by the members of the respective Networks. Global Direct will provide connection to such Networks, terminal applications, settlement, and reporting activities.

Merchant will comply with all federal, state, and local laws, rules, regulations, and ordinances (“Applicable Laws”) and with all by-laws, regulations, rules, and operating guidelines of the Networks (“Network Rules”). Merchant will execute and deliver any application, participation, or membership agreement or other document necessary to enable Debit Sponsor to act as sponsor for Merchant in each Network, and Merchant shall obtain all consents, approvals, authorizations, or orders of any governmental agency or body required for the execution, delivery, and performance of the Card Services Agreement. Merchant agrees to utilize the debit card Services in accordance with the Card Services Agreement, its exhibits or attachments, and Global Direct’s instructions and specifications (including but not limited to the Card Acceptance Guide which is incorporated into and made a part of this Card Services Agreement), and to provide Global Direct with the necessary data in the proper format to enable Global Direct to properly furnish the Services. Copies of the relevant agreements or operating regulations shall be made available to Merchant upon request.

Merchant will provide prompt written notice to Debit Sponsor and Global Direct in the event that Merchant is subject to any of the following:

i) Conviction for a felony offense or any other crime involving moral turpitude;

ii ) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practice on the part of Merchant;

iii) Bankruptcy filing or petition;

iv) Federal or state tax lien;

v) Any material adverse change in the assets, operations, or condition, financial or otherwise, of Merchant;

vi) The threat or filing of any litigation against Merchant, the outcome of which reasonably could have a material adverse effect on the continuing operations of Merchant;

vii) Administrative or enforcement proceeding commenced by any state or federal regulatory agency, including any banking or securities agency or entity operating an EBT Network, that reasonably could have a material adverse effect on the continuing operations of Merchant; or

viii) Any disciplinary action taken by any Network against Merchant or any principal of Merchant.

Debit Sponsor or Global Direct may terminate or suspend, at Debit Sponsor’s discretion, Debit Sponsor’s sponsorship of Merchant in any Network or modify the provision of Services to Merchant:

i) Immediately upon notice to Merchant of the occurrence of any of the conditions set forth in items (i), (ii), (iii), (v), or (viii) in the immediately preceding paragraph or if Debit Sponsor’s authority to participate in such Network or act as sponsor of Merchant in such Network is terminated by such Network;

ii) Thirty (30) days after written notice by Debit Sponsor or Global Direct to Merchant of the occurrence of any of the conditions set forth in items (iv), (vi) or (vii) in the immediately preceding paragraph or if Debit Sponsor terminates its membership or participation in such Network;

iii) Immediately upon notice to Merchant in the event any financial statement, representation, warranty, statement or certificate furnished is materially false or misleading; or

iv) Immediately upon notice to Merchant of the occurrence of any other circumstance with respect to this Section that may reasonably be expected to have an adverse effect on Debit Sponsor or Global Direct.

The parties hereto acknowledge and agree that Global Direct shall pay Debit Sponsor any and all fees and charges related to or arising out of Debit Sponsor’s sponsorship of Merchant in the Networks; provided, however, that in the event that Global Direct fails to pay such amounts. Debit Sponsor shall be entitled to recover all such amounts directly from Merchant and Merchant agrees to pay all such amounts.

Merchant shall not in any way indicate that Debit Sponsor endorses Merchant’s activities, products, or services. Debit Sponsor and Merchant are and shall remain independent contractors of one another, and neither they, nor their respective individual employees, shall have or hold themselves out as having any power to bind the other to any third party. Nothing contained in this Section shall be construed to create or constitute a partnership, joint venture, employer-employee, or agency relationship between Debit Sponsor and Merchant.

Merchant shall indemnify and hold harmless Debit Sponsor and Global Direct, their affiliates (including parents and subsidiaries), and their respective officers, directors, employees, successors and assigns, from and against any and all direct or contingent losses, costs, claims, demands, and causes of action (including, without limitation, the cost of investigating the claim. the cost of litigation, and reasonable attorneys’ fees, whether or not legal proceedings are instituted) paid or incurred by or on behalf of Debit Sponsor or Global Direct as a result of Merchant’s violation of any of the terms of this Section. Network Rules, or Applicable Laws, or otherwise arising from or related to Debit Sponsor’s sponsorship of Merchant in any Network. Debit Sponsor shall in no way be liable for any act or omission of Global Direct under the Card Services Agreement.

In the event that Debit Sponsor’s sponsorship of Merchant in any Network is terminated prior to the termination of the Card Services Agreement, Global Direct may assign Debit Sponsor’s rights and obligations hereunder to a third party. All provisions in this Section necessary to enforce the rights and obligations of the parties contained in this Section shall survive the termination of Debit Sponsor’s debit sponsorship of Merchant under the Card Services Agreement. Debit Sponsor may assign this Agreement to any parent, subsidiary, affiliate, or successor-in-interest.

29. MERCHANT ACCEPTANCE OF EBT TRANSACTIONS: ADDITIONAL TERMS AND CONDITIONS.

Merchant agrees to issue Benefits to Recipients in accordance with the procedures specified herein, and in all documentation and user guides provided to Merchant by Global Direct, as amended from time-to-time (including but not limited to the Card Acceptance Guide which is incorporated into and made a part of this Card Services Agreement); and pursuant to the Quest Operating Rules (the “Rules”), as amended from time-to-time, issued by the National Automated Clearing House Association as approved by the Financial Management Service of the U.S. Treasury Department. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed them in the Rules. Merchant will provide each recipient a receipt of each Benefit issuance. Merchant will be solely responsible for Merchant’s issuance of Benefits other than in accordance with authorizations. Merchant agrees to comply with all the requirements, laws, rules and regulations pertaining to the delivery of services to Benefit Recipients and Benefit Recipient confidentiality. If Merchant issues FS Benefits under this Card Services Agreement, Merchant represents and warrants to Global Direct that Merchant is an FNS-authorized “Merchant” (as such term is defined in the Rules) and is not currently suspended or disqualified by FNS. Merchant agrees to secure and maintain at its own expense all necessary licenses, permits, franchises, or other authorities required to lawfully effect the issuance and distribution of Benefits under this Card Services Agreement, including without limitation, any applicable franchise tax certificate and non-governmental contractor’s certificate, and covenants that Merchant will not issue Benefits at any time during which Merchant is not in compliance with the requirements of any applicable law. Merchant agrees to hold Global Direct harmless from any costs of compliance or failure to comply with any such obligation by Merchant. Global Direct may terminate or modify the provision of Services to Merchant if any of Global Directs agreements with government EBT agencies are terminated for any reason or if any party threatens

10	Rev. 10/07 - GP

to terminate services to Global Direct due to some action or inaction on the part of Merchant. If any of these Card Services Terms & Conditions are found to conflict with Federal or State law, regulation or policy of the Rules, these Card Services Terms & Conditions are subject to reasonable amendment by Global Direct, the State or its EBT Service Provider to address such conflict upon ninety (90) days written notice to Merchant, provided that Merchant may, upon written notice, terminate the Card Services Agreement upon receipt of notice of such amendment. Nothing contained herein shall preclude the State from commencing appropriate administrative or legal action against Merchant or for making any referral for such action to any appropriate Federal, State, or local agency. Any references to “State” herein shall mean the State in which Merchant issues Benefits pursuant hereto. If Merchant issues Benefits in more than one State pursuant hereto, then the reference shall mean each such State severally, not jointly.

30. DISCOVER PROGRAM MARKS.

Merchant is hereby granted a limited non-exclusive, non-transferable license to use Discover brands, emblems, trademarks, and/or logos that identify Discover cards (“Discover Program Marks”). Merchant is prohibited from using the Discover Program Marks other than as expressly authorized in writing by Global Direct. Merchant shall not use the Discover Program Marks other than to display decals, signage, advertising and other forms depicting the Discover Program Marks that are provided to Merchant by Global Direct pursuant to this Card Services Agreement or otherwise approved in advance in writing by Global Direct. Merchant may use the Discover Program Marks only to promote the services covered by the Discover Program Marks by using them on decals, indoor and outdoor signs, advertising materials and marketing materials; provided that all such uses by Merchant must be approved in advance by Global Direct in writing. Merchant shall not use the Discover Program Marks in such a way that customers could believe that the products or services offered by Merchant are sponsored or guaranteed by the owners of the Discover Program Marks. Merchant recognizes that it has no ownership rights in the Discover Program Marks and shall not assign to any third party any of the rights to use the Discover Program Marks.

31. NON-QUALIFIED SURCHARGES/CROSS-BORDER FEES.

Merchant pricing appears in the Card Services Fee Schedule of the Merchant Application. T&E merchants (airline, car rental, cruise line, fast food, lodging, restaurant, travel agent, transportation) may have separate rates quoted for consumer and commercial (business) transactions. Transactions that do not clear as priced are subject to non-qualified surcharges (NQS) that are billed back to you on your monthly statement. The most predominant market sectors and applicable non-qualified surcharge rates appear below. Most non-qualified surcharges can be avoided by using a product that supports authorization and market data requirements established by the card associations and that are subject to change from time to time. Some non-qualified surcharges occur on specific types of cards (including without limitation Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card, Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card MasterCard World Elite Card and “foreign” cards issued outside the United States). Unless your Card Services Fee Schedule specifically addresses commercial cards Business Cards, Corporate Cards, Fleet Cards, GSA Cards, Purchase Cards), you will be billed back for the higher cost of acceptance of commercial cards, unless you are primarily a business-to-business supplier with corresponding pricing based on acceptance of commercial cards. The card associations require that information from the original authorization, including a lifecycle identifier, be retained and returned with subsequent authorizations and/or the settled transaction data. The raid associations validate this information as part of the clearing and settlement process. If authorization data is not retained and returned at settlement, then the transaction will not clear as priced and will incur NQS. For more information concerning NQS and to view market data, you may wish to check the Global Direct website (www.globalpaymentsinc.com) for best practices information and to license Global Access @dvantage (GA@) for transaction detail review.

The items listed in this Section 31 are not and are not intended to be a comprehensive list of all instances in which non-qualified surcharges may apply. Non-qualified surcharges may apply in additional situations. All non-qualified surcharges include additional fees assessed by the applicable card association and Global Direct.

Merchant will also be assessed Cross-Border fees for international MasterCard and Maestro transactions, Any transactions between Merchant and a MasterCard or Maestro cardholder outside the United States will be assessed an additional fee, which will be displayed as a separate item on Merchant’s monthly statement.

NON-QUALIFIED SURCHARGES FOR PREDOMINANT MARKET SECTORS

Retail/Restaurant Electronic Merchant

If you are a Retail Merchant or a Restaurant Merchant with retail-only pricing (no Business Card Rate) and utilize a certified terminal product or electronic system for authorization and settlement through Global Direct, each consumer card transaction you submit which meets all of the following requirements will be priced at the rate quoted. Each transaction not processed as outlined, including without limitation retail commercial card transactions in addition to transactions using Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card, Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card, MasterCard World Elite Card and all Commercial Cards, will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application

•	Obtain a single electronic authorization with magnetic strip read or contactless data capture (electronic imprint) at the time of sale.

•	Obtain a single electronic authorization and settle for authorized amounts.

•	Obtain a cardholder signature (unless transaction is eligible for No Signature Required [NSR] program).

•	Settle and transmit batches same day via your terminal/electronic system.

•	The electronic authorization amount must be equal to the transaction amount on all Visa debit card transactions unless a Restaurant (MCC 5812). Fast Food (MCC 5814), Service Station (MCC 5541) or, Bar/Tavern (MCC 5513), Beauty/Barber Shop (MCC 7230), or Taxi/Limousines (MCC 4121).

•	The electronic authorization amount must be equal to the transaction amount on Discover retail transactions except that Taxi Limousines (MCC 4121) and Beauty/Barber Shop (MCC 7230) merchant transactions may vary up to 20%. Restaurant (MCC 5812), Fast Food (MCC 5814), Service Station (MCC 5541) or Bar/Tavern (MCC 5513) transactions may vary by more than 20% from the electronic authorization without incurring NQS.

Restaurant Electronic Merchant

If you are a Restaurant Merchant MCC 5812 or Fast Food Merchant MCC 5814 and utilize a certified terminal product or electronic system for authorization and settlement through Global Direct, each consumer card transaction you submit which meets all of the following requirements will be priced at the rate quoted. Each transaction not processed as outlined, in addition to transactions using Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card, Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card, and MasterCard World Elite Card will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application. Commercial Card transactions that meet these requirements will be subject to the Business Card rate quoted in the Fee Schedule. Commercial Card transactions not processed in accordance with these requirements will be subject to the rate quoted plus the non-qualified rate quoted in the Merchant Application.

•	Obtain a single electronic authorization with magnetic strip read or contactless data capture (electronic imprint) at the time of sale.

•	Obtain a cardholder signature (unless transaction is eligible for NSR program).

•	Settle and transmit batches same day via your terminal/electronic system.

11	Rev. 10/07 - GP

Supermarket Electronic Merchant

lf you are an approved (certified) supermarket merchant and utilize a terminal or electronic system for authorization and settlement through Global Direct, each transaction you submit which meets all of the following requirements will be priced at the rate(s) quoted for Supermarket Credit Card and Supermarket Check Card. Each transaction not processed as outlined, in addition to transactions using Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card, Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card, MasterCard World Elite and commercial cards, will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application.

•	Obtain a magnetic strip read (card swipe/contactless data capture/electronic imprint) at the time of sale.

•	Obtain a single electronic authorization and settle for authorized amounts.

•	Obtain a cardholder signature (unless transaction is eligible for NSR program).

•	Settle and transmit batches same day via your terminal/electronic system.

•	The electronic authorization amount must be equal to the transaction amount on all Visa debit card transactions.

Developing Market Electronic Merchant

If you qualify as a Developing Market Merchant (as defined by Association guidelines from time to time) and utilize a terminal or electronic system for authorization and settlement through Global Direct, each transaction you submit which meets all the following requirements will be priced at the rates quoted. Any other transaction, including commercial card transactions, Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card. Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card, and MasterCard World Elite Card, and non-magnetic stripe read foreign transactions will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application In addition, each Visa transaction not processed as outlined, but transmitted same day or next day via your terminal/electronic system, will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application.

•	Obtain a single electronic authorization.

•	Settle and transmit batches same day via your terminal/electronic system.

•	Provide market data as required. See Note.

NOTE: If card is not present and a magnetic stripe read does not occur, then Merchant may be required to comply with “Direct Marketer” market data requirements including AVS request on cardholder billing address at time of authorization. If card is present and cardholder signature is obtained, however the magnetic stripe is damaged, then Merchant may he required to obtain AVS match on cardholder billing address zip code.

Direct Marketer Electronic Merchant

If you are a Direct Mail/Telephone Order Merchant (non-magnetic swipe read transactions), and utilize a certified terminal product or electronic system for authorization and settlement through Global Direct, each transaction you submit which meets all of the following requirements will be priced at the rate quoted. Any other transaction, including all foreign transactions and commercial card transactions in addition to transactions using Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card, Visa Infinite Card. MasterCard Rewards Card, MasterCard World Card, and MasterCard World Elite Card will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application.

•	Obtain an electronic authorization and settle for authorized amounts (one reversal permitted on Visa transactions to make authorization amount equal to settle amount).

•	Address Verification Request in authorization on cardholder billing address. For Discover transactions, Merchant must obtain full address verification request on street number and/or 9 digit postal code.

•	CID verification for Discover merchants on non-recurring transactions.

•	Purchase date (settled date) is ship date.

•	Send order number with each transaction.

•	Settle and transmit batches same day via your terminal/electronic system.

•	Send level 3 data (line item detail, sales tax, customer code) with every eligible commercial card transaction.

NOTE: Card Not Present transactions involving one-time, recurring, or installment bill payment transactions are subject to additional card association requirements which must be complied with to avoid NQS. Electronic commerce transaction requirements are also subject to additional card association requirements which must be complied with to avoid NQS. Please refer to Card Acceptance Guide for additional requirements.

Purchase Card Electronic Merchant

If you are a Purchase Card Merchant (non-magnetic swipe read transactions) and utilize a certified terminal product or electronic system for authorization and settlement through Global Direct, each transaction you submit which meets the following requirements will be priced at the rate quoted. Each Visa transaction not processed as outlined, but transmitted same day or next day via your terminal/electronic system, will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application. Each Visa business and commercial card transaction will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application. Any other transaction that does not meet the following requirements, including without limitation foreign transactions, tax-exempt Visa Commercial transactions, Visa Rewards Card, Visa Signature Card, Visa Signature Preferred Card, Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card, and MasterCard World Elite Card, will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application.

•	Obtain an electronic authorization and settle for authorized amounts (one reversal permitted on Visa transactions to make authorization amount equal to settled amount).

•	Address Verification Request in authorization on cardholder billing address.

•	Purchase date (settled date) is ship date.

•	Send order number (customer code) with each transaction.

•	Send tax amount with every transaction.

•	Send Level 3 data (line item detail) with every eligible commercial card transaction, Sales tax exempt transactions will not be considered to meet these requirements unless they include Level 3 data (line item detail).

•	Settle and transmit batches same day via your terminal/electronic system.

Lodging/Auto Rental Electronic Merchant

If you are a Lodging or Auto Rental Merchant utilizing a terminal or electronic system for authorization and settlement through Global Direct, each consumer card transaction you submit which meets the following requirements will be priced at the rate quoted. Each transaction not processed as outlined, including without limitation non-magnetic stripe read foreign transactions, and transactions using Visa Rewards Card, Visa Signature Card, Visa Signature

12	Rev. 10/07 - GP

Preferred Card, Visa Infinite Card, MasterCard Rewards Card, MasterCard World Card, MasterCard World Elite Card will be priced at the rate quoted plus the non-qualified rate quoted in the Merchant Application. Commercial Card transactions that meet these requirements will be subject to the Business Card rate quoted in the Fee Schedule. Commercial Card transactions not processed in accordance with these requirements will be subject to the rate quoted plus the non-qualified rate quoted in the Merchant Application.

•	Obtain a magnetic swipe read (card swipe/electronic imprint) at the time of check-in.

•	Obtain additional electronic authorizations or send partial reversals to bring total authorized amount within 15% of settled amount. Authorizations must meet card association requirements.

•	Obtain a cardholder signature for final transaction amount.

•	Purchase Date is hotel check-out date/auto return date.

•	Length of guest stay/rental in initial authorization.

•	Hotel Folio/Rental Agreement Number and check-in date/check-out date transmitted with each transaction.

•	Additional market data may be required for commercial card transactions to avoid NQS. Lodging merchants who (1) accept credit cards for advance payment; (2) guarantee reservations using a credit card; or (3) provide express check-out services to guests, must comply with additional card association requirements for these services in addition to additional authorization and settlement market data requirements. Lodging merchants who subject charges to final audit and bill for ancillary/additional charges must comply with additional bank card association requirements for these services in addition to additional authorization and settlement market data requirements to avoid NQS. These transactions may also be subject to the rate quoted plus the non-qualified rate quoted in the Merchant Application. Please see Card Acceptance Guide for requirements and best practices for these transactions.

TouchTone Capture Merchant

Transactions which utilize our TouchTone Capture system for authorizations and settlement, settle beyond 48 hours, or are not transmitted via the TouchTone Capture system, will be priced at the rate quoted plus the non-qualified rate quoted In the Merchant Application.

Paper Deposit Merchant

Non-terminal/electronic paper deposit transactions will be priced at the rate quoted in the Card Services Fee Schedule of the Merchant Application.

Debit Card Merchant

Each debit card transaction will be assessed the network’s acquirer fee in addition to the debit card per item fee quoted in the Card Services Fee Schedule of the Merchant Application.

Card Present: / Mag Stripe Failure:

A magnetic stripe read is also referred to as an electronic imprint. If the magnetic stripe is damaged, then other validation means may be required to protect against counterfeit cards and merchant must obtain a manual imprint. Most products will prompt for cardholder billing zip code and perform an AVS check for a zip code match CID verification is recommended for Discover key-entered transactions, Key-entered retail transactions are subject to higher interchange and NQS.

The foregoing information regarding NQS is not comprehensive and is subject to change by the card association. Additional or different rates or fees may apply based on the details of a subject transaction.

All questions regarding Card Services should be referred to Global Payments, Customer Service Center, 10705 Red Run Blvd., Owings Mills, Maryland 21117, or call: 1-800-367-2638.

Note: Billing disputes must be forwarded, in writing, to Customer Service within 60 days of the date of the statement and/or notice.

For Member contact:		For Debit Sponsor contact:

HSBC Bank USA, National Association Merchant Support Group P.O. Box 3263 Buffalo, NY 14240 716-841-6360	American State Bank Attn: Merchant Division P.O. Box 1401 Lubbock, TX 79408-1401 806-767-7000	Concord EFS National Bank 2525 Horizon Lake Drive, Suite 120 Memphis, TN 38133 901-371-8000

13	Rev. 10/07 - GP

14	Rev. 10/07 - GP

EXHIBIT D

Additional Credit Policy Requirements

Additional Credit Policy Requirements

Co-operation with Law Enforcement Authorities

Global Payments shall cooperate fully with national law enforcement authorities to the extent permitted by specific local regulations relating to customer confidentiality. Care shall be taken to avoid providing support or assistance to clients seeking to deceive law enforcement agencies through the provision of altered, incomplete or misleading information. Where Global Payments becomes aware of facts which lead to the reasonable presumption that money used in connection with electronic transaction processing services may derive from criminal activity or that transactions entered into may themselves be criminal in purpose, appropriate measures, consistent with the law, shall be taken, for example, to deny assistance, sever relations with the client and close or freeze accounts.

Compliance Procedures

For a merchant relationship, the basic procedures for verifying identity shall include obtaining prior to initiating the relationship:

•	Product information.

•	Tax ID or SS#.

•	When appropriate, reviewing personal credit or financials.

•	Determination of previous bankruptcy and current status.

•	When appropriate, undertaking a site survey.

•	Obtaining copies of voided checks or bank letters.

Additional know your customer procedures shall include:

•	Determining, understanding and monitoring the normal and expected transactions of the merchant or other client.

•	Monitoring the client transactions to determine if such transactions are consistent with normal and expected transactions for that particular client or for clients in the same or similar categories or classes.

•	Identifying client transactions that do not appear to be consistent with normal and expected transactions for that particular client or for clients in the same or similar categories or classes.

•	Determining if a transaction is unusual or suspicious, for reporting to the relevant financial institution to enable it to assess whether a SAR should be filed. Any suspicious activities must be reported to the Global Payments Compliance Officer.

“Know Your Customer” procedures also include:

•	Identifying each legal entity and its corporate status.

•	For each merchant boarded by Global Payments or its Agents, an OFAC screening of the legal and operating name(s) of the merchant and its principal(s), except with respect to principals of merchants that are either publicly traded or subsidiaries of companies that are publicly traded, against OFAC’s List of Specially Designated Nationals and Blocked Persons (“SDN List”) and for interests of the countries and governments that are the subject of OFAC-administered sanctions (as of 9/2006: Burma/Myanmar, Cuba, Iran and Sudan - “Target Countries”). Registration on the OFAC website for updates to the SDN List and changes in Target Countries and use of commercially reasonable efforts to check the information in those updates against the legal and operating name(s) of the merchants and their principal(s) in the direct merchant base, except with respect to principals of merchants that are either publicly traded or subsidiaries of companies that are publicly traded. In connection with the Acquirer Agreement Global Payments is entering into with Discover Financial Services LLC, Global will complete an OFAC screen of all existing merchants within a commercially reasonable time period, not to exceed 45 calendar days of the Program Launch Date.

•	When appropriate to deal with higher levels of risk, an investigation of the customer, which may include reviewing a customer’s last two years of business financials and/or personal tax returns.

•	Maintaining records documenting that these procedures have been followed.

The risk-based approach shall be utilized so that cases involving suspicious activity are referred, when appropriate, to the relevant financial institution to enable that institution to assess whether a formal SAR should be filed with the applicable U.S. government agency.

As appropriate, risk-based analysis of operations shall include:

•	Monitoring merchant deposits and ensuring merchant activities are in compliance with the merchant agreement.

•	Placing merchant accounts on reserve should fraud be detected.

•	Validating any unusual transaction with the card issuing bank.

•	Requesting additional financial information from a merchant.

•	Investigating fraud activity.

•	Identifying and reporting fraud trends.

•	Closing and deactivating merchants that are in violation of their merchant agreements.

•	Investigating merchant bankruptcy cases.

•	Undertaking appropriate investigative efforts to help detect fraud and risk in their early stages, through appropriate know-your-customer review of merchant account records.

2

Red Flags. Global Payments personnel shall review all transactions on an ongoing basis for signs of suspicious activity that suggest money laundering. If any person employed by Global Payments detects a “red flag,” that person shall perform additional due diligence before proceeding with the transaction.

Generic examples of “red flags” include:

•	The customer exhibits unusual concern regarding Global Payments’ compliance with government reporting requirements and the Global Payments policies, particularly with respect to his or her identity, type of business and assets, or is reluctant or refuses to reveal any information concerning business activities, or furnishes unusual or suspect identification or business documents.

•	The customer wishes to engage in transactions that lack business sense or apparent investment strategy, or are inconsistent with the customer’s stated business strategy.

•	The information provided by the customer that identifies a legitimate source for funds is false, misleading or substantially incorrect.

•	Upon request, the customer refuses to identify or fails to indicate any legitimate source for his or her funds or assets.

•	The customer (or a person publicly associated with the customer) has a questionable background or is the subject of news reports indicating possible criminal, civil or regulatory violations.

•	The customer exhibits a lack of concern regarding risks, commissions or other transaction costs.

•	The customer appears to be acting as an agent for an undisclosed principal, but declines or is reluctant, without legitimate commercial reasons, to provide information or is otherwise evasive regarding that person or entity.

•	The customer has difficulty describing the nature or his or her business or lacks general knowledge of his or her industry.

•	For no apparent reason, the customer has multiple accounts under a single name or multiple names, with a large number of interaccount or third party transfers.

•	The customer is from, or has accounts in, a country identified as a non-cooperative country or territory by the FATF.

•	The customer’s account has unexplained or sudden extensive activity, especially in accounts that had title or no previous activity.

•	The customer’s account shows numerous transactions aggregating to significant sums.

3

•	The customer’s account has a large number of transactions with unrelated third parties inconsistent with the customer’s legitimate business purpose.

•	The customer’s account has transactions that have no apparent business purpose to or from a country identified as a money laundering risk or a bank secrecy haven.

•	The customer requests that a transaction be processed in such a manner to avoid Global Payments’ normal documentation requirements.

•	The customer’s account shows an unexplained high level of account activity with very low levels of transactions.

•	The customer maintains multiple accounts, or maintains accounts in the names of family members or corporate entities, for no apparent business or other legitimate purpose.

•	The customer’s account has inflows of transactions well beyond the known income or resources of the customer.

•	The account involves payments or receipts with no apparent links to legitimate contracts, goods or services.

•	Payments for outstanding invoices are made with wire-transfers from third-party entities having no connection to the underlying transaction for which the payment is being made.

•	Payments for services are made through checks, bank drafts, or money orders not drawn on the account of the entity that purchased the items.

Examples of “red flags” especially related to Global Payments business include:

•	Evidence that a merchant or its employees is working with criminals, supplying account numbers or other account information, or knowingly processing transactions using lost, stolen, or white plastic cards.

•	Processing “white plastic” schemes, involving cards in which criminals have embossed illegally obtained account numbers onto otherwise blank cards.

•	Telemarketing schemes, in which phony phone sales operations have offered travel packages, jewelry, vitamins or other merchandise at prices that seem too good to be true to lure customers into divulging their credit card numbers and expiration dates.

•	Factoring by collusive merchants, through which a collusive merchant deposits sales from a non-member merchant through a credit card operation in return for a cut of the deposits.

4

•	Bust-out schemes involve establishment of a fake business to deceive bank investigators or sales reps for a short-term fraud scheme.

•	Merchant cash advance cases, involving processing of a transaction submitted to the acquirer that does not involve an actual merchandise or service.

•	Electronic Data Capture schemes.

•	Skimming, in which encoded data is copied from one credit or debit card magnetic stripe to another genuine or counterfeit card.

•	Zero balance fraud schemes, involving fraud by the merchant, the merchant’s checking account, a debit card and a credit card, creating a negative amount in the merchant’s account with funds issued to a person colluding in the fraud.

The appearance of a “red flag” shall trigger further inquiries to determine whether a transaction (or group of transactions) appears to be legitimate or may involve money-laundering activity.

Suspicious Transactions. If any transaction or group of transactions involves $5,000 or more and Global Payments believes it involves potential money laundering or is related to illegal activity, the Compliance Officer shall be so informed. Working with the Compliance Officer, Global Payments may refer such information to the financial institution to which the suspicious activity relates, for that institution to assess whether it is appropriate for a SAR to be filed relating to the activity.

Referral of suspicious activity information to a financial institution may be made following the discovery of:

•	Insider Abuse. Known or suspected criminal activity, or pattern of criminal activity, committed or attempted against Global Payments or involving a transaction(s) conducted through Global Payments, where Global Payments believes that it was the actual or potential victim of the criminal activity, or Global Payments was used to facilitate a criminal transaction, and Global Payments has basis for identifying an employee or agent of Global Payments as having committed or aided in the commission of the criminal act regardless of the amount involved, and in which a financial institution was involved with whom Global Payments has an account relationship related to the insider abuse.

•	Suspicious Transactions Involving >1/= $5,000, Where Suspect Is Identifiable. Known or suspected criminal activity, or pattern of criminal activity, committed or attempted against Global Payments or involving a transaction(s) conducted through Global Payments and involving an aggregate of $5,000 or more in funds or other assets, where Global Payments believes that is was the actual or potential victim of the criminal activity, or Global Payments was used to facilitate a criminal transaction, and Global Payments has basis for identifying the suspect or group of suspects and in which a financial institution was involved with whom Global Payments has an account relationship related to the transactions.

5

•	Suspicious Transactions Involving >/= $5,000, Regardless Of Suspect’s Identity. Known or suspected criminal activity, or pattern of criminal activity, committed or attempted against Global Payments or involving a transaction(s) conducted through Global Payments and involving an aggregate of $5,000 or more in funds or other assets, where Global Payments believes that is was the actual or potential victim of the criminal activity, or Global Payments was used to facilitate a criminal transaction, and Global Payments has basis for identifying the suspect or group of suspects and in which a financial institution was involved with whom Global Payments has an account relationship related to the transactions.

•	Transactions >1/= $5,000, Involving Possible or Apparent Money Laundering or Bank Secrecy Act violations. Any transaction conducted or attempted by, at or through Global Payments and aggregating $5,000 or more in funds or other assets, if Global Payments knows or suspects (i) the transaction involves funds derived from criminal activities or is intended to hide funds or assets derived from criminal activity (particularly its nature and source), (ii) the transaction is designed to evade regulations under the Bank Secrecy Act, or (iii) the transaction has no apparent lawful business or purpose for that particular customer.

•	Computer Intrusion. Any (i) unauthorized access to Global Payments’ computer system to remove, steal, procure or otherwise affect funds or critical information of Global Payments and its customers, or (ii) damage, disable or otherwise affect critical systems of Global Payments and relating to an account of a financial institution with whom Global Payments has an account relationship related to the transactions.

All Global Payments personnel that have responsibility for oversight of customer transaction activity shall receive appropriate training, which includes at a minimum:

•	How to identify “red flags” and possible signs of money laundering that could arise during the course of their duties;

•	What to do once the risk is identified;

•	What their roles are in Global Payments’ compliance efforts;

•	How to perform their roles; and

•	Global Payments’ record retention policy

The Compliance Officer shall as appropriate update and disseminate regulatory and other relevant information related to the Compliance Program as may be necessary to reflect further developments in the law, and schedule any further training regarding changes to the program as may be needed.

6

EXHIBIT E

Retained DFS Merchant List

DISCOVER MERCHANT ACQUIRING PROGRAM

DISCOVER NETWORK RETAINED ACCOUNT LIST

The information in this document is highly sensitive and confidential and is intended solely for internal use by the acquirer to whom it was delivered. No portion of this document may be copied or reproduced in any manner without the express written consent of Discover Financial Services LLC. You shall return this document immediately upon request by Discover Financial Services LLC.

–PROPRIETARY AND CONFIDENTIAL–

DISCOVER MERCHANT ACQUIRING PROGRAM Discover Network Retained Account List Feb-06

Corporate Name	Industry	State

STRATEGIC ACCOUNTS
*****
ATM ACCOUNTS
*****
	*****	*****
PAYMENT SERVICE PROVIDERS
*****
	*****	*****

–PROPRIETARY AND CONFIDENTIAL–

***** Information for which confidential treatment has been requested is omitted from this page and an additional 58 pages in this Exhibit E and has been provided separately to the Securities and Exchange Commission.

EIGHTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Eighth Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 27th day of November, 2007.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment (the “Third Amendment”), dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of June 20, 2006, as further amended by that Fifth Amendment, dated as of August 24, 2006, as further amended by that Sixth Amendment (the “Sixth Amendment”), dated as of April 27, 2007, as further amended by that Seventh Amendment, as restated (the “Seventh Amendment”), dated as of September 28, 2007 (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Definitions and Construction. Except as otherwise specified herein, any capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement.

Section 2. Merchant Agreement. Section 8(b) of the Third Amendment is hereby deleted in its entirety and replaced with the following:

“(b) Section 8(a) shall apply to any losses, costs and expenses, including reasonable outside attorney’s fees, arising from claims (other than the Action or any Subsequent Action addressed by Section 12 hereof) made by Merchants addressing the surcharge provisions of all Merchant Agreements beginning with version number 06/07-MPS forward. Global shall bear any and all losses, costs, or expenses, including reasonable outside attorney’s fees, arising from or relating to, claims (other than the Action or any Subsequent Action addressed by Section 12 hereof) made by Merchants addressing the surcharge provisions of all Merchant Agreements prior to version number 06/07-MPS. Except as expressly staled in this Section 8(b), nothing in this Section shall limit the generality of anything in Section 8(a) of the Third Amendment or Section B4(a) of the Agreement.”

Section 3. The Parties agree that Section 12 of the Third Amendment shall continue to apply in full force and effect notwithstanding the termination of Laurel Village Bakery as a Merchant.

Signature page follows.

IN WITNESS WHEREOF, Global and ISO have each caused this Eighth Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	11/27/07

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	11/30/07

2

NINTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Ninth Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 3rd day of March, 2008.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment (the “Third Amendment”), dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of July 21, 2006, as further amended by that Fifth Amendment, dated as of August 24, 2006, as further amended by that Sixth Amendment (the “Sixth Amendment”), dated as of April 27, 2007, as further amended by that Seventh Amendment, as restated (the “Seventh Amendment”), dated as of September 28, 2007 (the “Agreement”), as further amended by that Eighth Amendment (the “Eighth Amendment”), dated as of November 27, 2007 (the “Agreement”) providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Definitions and Construction. Except as otherwise specified herein, any capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement.

Section 2. VAR/OEM Information. Section G (“Confidentiality”) of the Agreement is hereby amended be insertion of the following to the end of Section G:

“Subject to the below terms, ISO agrees to supply, when available, sensitive information of ISO’s value added resellers and/or original equipment manufacturers (the “VAR/OEM Information”) to Global with each merchant application submitted to Global. Global agrees that the VAR/OEM Information is being obtained for compliance purposes to supply in formation to the card associations, network organizations, and sponsoring banks. Notwithstanding anything in the Agreement to the contrary and without limiting the generality of the language in this Section G, Global does hereby agree that the VAR/OEM Information shall be considered the confidential information of ISO and neither Global, nor any of its affiliates or partners, shall use the VAR/OEM Information to directly, knowingly, or actively solicit any such value added resellers and/or original equipment manufacturers for the purpose of establishing a processing relationship with them independent of ISO.”

Section 3. Modification of the Agreement. The terms and conditions of this Amendment shall be added to and be made a part of the Agreement. Except as specifically modified herein, the terms and conditions of the Agreement shall remain the same and in full force and effect.

Section 4. Binding on Successors. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 5. Authority. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the term of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

Signature page follows.

2

IN WITNESS WHEREOF, Global and ISO have each caused this Ninth Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	3/3/08

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	3/20/08

3

TENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Tenth Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 18 day of April, 2008.

W I T N E S S ET H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment, dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of July 21, 2006, as further amended by that Fifth Amendment, dated as of August 24, 2006, as further amended by that Sixth Amendment, dated as of April 27, 2007, as further amended by that Seventh Amendment, as restated, dated as of September 28, 2007 (the “Agreement”), as further amended by that Eighth Amendment, dated as of November 27, 2007, as further amended by that Ninth Amendment, dated as of March 3, 2008 (the “Agreement”) providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Same Day Funding. Pursuant to ISO’s request, Global agrees to make available to certain Merchants in ISO’s portfolio, as designated by ISO, the ability to be funded on the same day of such Merchants’ transactions.

Section 2. Pricing. In consideration for Global’s efforts under Section 1 above, and due to costs involved with the provision of same-day funding, Appendix A shall be modified to include the Supplement to Appendix A, as attached hereto.

Section 3. Modification of the Agreement. The terms and conditions of this Amendment shall be added to and be made a part of the Agreement. Except as specifically modified herein, the terms and conditions of the Agreement shall remain the same and in full force and effect.

Section 4. Binding on Successors. The term of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

Section 5. Authority. Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment. Both Global and ISO acknowledge that they have no knowledge of any defaults or breaches by either party under the Agreement as of the date hereof, and that each has entered into this Amendment in reliance of this acknowledgement.

Signature page follows.

IN WITNESS WHEREOF, Global and ISO have each caused this Tenth Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	4/18/08

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	4/30/08

2

ELEVENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Eleventh Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc., formerly known as National Data Payment Systems, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 811301, as of this 18th day of March, 2009.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment, dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of July 21, 2006, as further amended by that Fifth Amendment, dated as of August 24, 2006, as further amended by that Sixth Amendment, dated as of April 27, 2007, as further amended by that Seventh Amendment, as restated, dated as of September 28, 2007 (the “Agreement”), as further amended by that Eighth Amendment, dated as of November 27, 2007, as further amended by that Ninth Amendment, dated as of March 3, 2008, as further amended by that Tenth Amendment, dated as of April 18, 2008 (the “Agreement”) providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

WHEREAS, ISO would like to enter into agreements with one or more third parties (each, an “Issuer”), providing that an Issuer may enter into arrangements with Merchants pursuant to which an Issuer will purchase an interest in a specified amount of a Merchant’s future credit card receivables due to such Merchant (a “Participating Merchant”) under Merchant’s processing agreement with Global and Global’s member bank (the “Merchant Bank”) (such arrangement between an Issuer and the Participating Merchant, as contemplated herein and as otherwise reflected in the terms of described below, will hereafter be referenced as the “Program”); and

WHEREAS, in connection with the Program, ISO has requested that Global, acting as a paying agent, disburse certain settlement funds of the Participating Merchants pursuant to instructions of the Issuer and the subject Participating Merchants, which Global will agree to do pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Purchase Agreements. (a) ISO agrees to ensure that, in connection with each Issuer’s Program with the Participating Merchants, each Issuer will enter into and maintain separate agreements with the Participating Merchants for purposes of the Program, which agreements will not include references to or identify Global or its member bank in any way except to identify the Merchant Agreement to which Global and its member bank are parties, and which will generate settlement amounts that may serve as a source of payment to the Issuer by the Participating Merchant as further described herein.

(b) ISO will provide Global with advance, written notice of any relationship and/or agreement it has with an Issuer.

(c) ISO will supplement its agreement with any Issuer as necessary (i) to enable ISO to impose the restrictions and terms described herein and (ii) to enable ISO to make the representations set forth herein.

Section 2. Remittance of a Specified Percentage. ISO acknowledges and Global agrees that upon Global’s receipt of a fully executed subordination/instruction letter from an Issuer and the Participating Merchant identical to that attached hereto as Exhibit A, Global will agree to fund the account designated therein with the Payment (as defined in Exhibit A attached hereto) pursuant to the subordination/instruction letter. ISO further acknowledges that (a) ISO shall be responsible for ensuring that the subordination/instruction letter from each Issuer is complete and correct, and (b) each Issuer shall have the ability to load an electronic file directly onto Global’s MAS to instruct Global to divert the funds pursuant to the subordination/instruction letter.

Section 3. Global’s Termination Rights. Upon written notice to (a) ISO at its notice address set forth in the Agreement, (b) Issuer at the address indicated in the three party letter agreement referenced above and (c) the Participating Merchant at the address set forth in its Merchant Agreement, Global may elect to terminate its participation associated with the Program and described herein, and ISO and Issuer will cease to add new Participating Merchants to the Program on and after ISO’s receipt of Global’s written notice. Notwithstanding the foregoing sentence, and absent a federal or state law or regulation or a card association rule or regulation that prohibits or restricts such a continuation, Issuer may continue to receive the Payments from the then existing Participating Merchants via Global’s funding efforts for one hundred eighty (180) days following the date of ISO’s receipt of Global’s written notice of termination referenced above. Such termination by Global shall be without penalty or liability of Global or its member bank to ISO, Issuer or the Participating Merchant. ISO hereby acknowledges and agrees that nothing herein or in any Exhibit hereto or elsewhere shall be construed to restrict or limit in any way Global’s and/or its member bank’s rights to decline a merchant application for processing or to terminate a Merchant Agreement pursuant to its terms.

Section 4. Indemnification. In addition to any other obligations of indemnification set forth in the Agreement, ISO shall further indemnify and hold Global and its member bank, and the parent company, subsidiaries and affiliates of each, harmless from any loss, claim or action, of whatever nature, including all fees, expenses, fines, penalties, reasonable attorneys’ fees and any other payment obligations arising therefrom, that arise from or relate to any Issuer’s Program with the Participating Merchants or are brought by a Participating Merchant or any other third patty and arise from or relate to any Issuer’s Program with the Participating Merchants, including, but not limited to (a) ISO’s and/or any Issuer’s marketing and administration of the Program, (b) ISO’s and/or any Issuer’s collection of the amounts due, (c) any act or omission of ISO or any Issuer relative to the Program, (d) any error by ISO and/or any Issuer in the subordination/instruction letter, and/or the instructions, however transmitted, to divert the funds pursuant to the subordination/instruction letter and (e) any default under this Amendment by ISO and/or any Issuer. The parties acknowledge that the funding arrangement described in connection with any Issuer’s Program with the Participating Merchants has been requested by ISO and Global’s agreement to facilitate it, subject to the Participating Merchants’ written authorization pursuant to Exhibit A, is an accommodation to ISO for which Global and its member bank shall have no liability, of whatever nature.

Section 5. Additional Terms. Exhibit B attached hereto sets forth certain terms relative to Global’s funding efforts contemplated herein.

Section 6. Legal Compliance. ISO hereby represents and warrants to Global and its member bank that the Program between each Issuer and the Participating Merchants, including the terms of any agreements between each Issuer and the Participating Merchants, are in compliance with and do not violate any applicable laws or card association rule or regulation. ISO further hereby represents and warrants to Global and its member bank that neither ISO’s nor any Issuer’s association with or

2

participation in the Program will violate the terms of any contract or lending arrangements to which ISO and/or the any Issuer are a party, and ISO and each Issuer have any and all licenses required by federal or state law to operate the Program.

Section 7. Miscellaneous.

(a) The terms and conditions of the Agreement shall remain the same and in full force and effect, except as specifically modified herein.

(b) The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

(c) Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment.

Signature page follows.

3

IN WITNESS WHEREOF, Global and ISO have each caused this Eleventh Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	3/18/09

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	3/31/09

4

Exhibit A

                                 ,

Global Payments Direct, Inc.

10 Glenlake Parkway, North Tower

Atlanta, Georgia 30328

RE:                     (the “Company”)

Gentlemen:

Global Payments Direct, Inc. (“Processor”) and HSBC Bank USA, National Association (“Bank”) have entered into an an-arrangement pursuant to which Processor and Bank act as credit card processing service providers to the “Company”, which includes providing funding of certain credit card sales by the Company and making payments to the Company in respect of such sales as set forth in the service agreement by and between Processor, Bank, and the Company (the “Merchant Agreement”).

Please be advised that the Company has entered or is about to enter into arrangements with             (the “Issuer”), pursuant to which Issuer may from time to time take an interest in future credit card receivables due to Company under the Merchant Agreement, which may be secured by, among other things, the Company’s right, title and interest in and to all present and future accounts, inventory, general intangibles, certain documents, instruments, chattel paper, deposit, other bank accounts, and proceeds of the foregoing, including certain amounts payable by Processor or Bank to the Company pursuant to the Merchant Agreement, subject to Processor’s and/or Bank’s security interest set forth in the Merchant Agreement and subject to all rights of Processor and Bank arising out of the Merchant Agreement or under state or federal law or otherwise. Issuer and Company hereby represent and warrant to Processor and Bank that (a) Issuer and Company have both duly executed an agreement for Issuer’s taking of an interest in future credit card receivables due to Company under the Merchant Agreement and (b) that the transactions described in the referenced receivables agreement between Issuer and Company do not violate any applicable state or federal law or card association rule or regulation. Issuer understands that its rights in certain amounts payable or paid by Processor or Bank pursuant to the Merchant Agreement are subject and subordinate to the discounts, fees, reserves, chargebacks and all other amounts due from the Company to Processor and Bank.

Notwithstanding anything to the contrary contained in the Merchant Agreement or any prior instructions to Processor or Bank, unless and until Processor receives written instructions from Issuer and Company to the contrary, effective as of the date of this letter,             % of amounts payable by Processor or Bank to the Company pursuant to the Merchant Agreement (the “Re-payment”) shall be withheld by Processor and paid to Issuer on a schedule to be agreed upon by Issuer and Processor and pursuant to the payment instructions set forth here as authorized by Company and by Issuer:

Account Information for Deposit of Re-Payment:

As of the date hereof, Issuer and Company have designated the percentage referred to above as the amount due for the Re-payment contemplated herein, provided that such percentage may be changed upon written notice by Issuer and Company to Processor as set forth herein.

Any modified instructions with respect to the disposition of the Re-payment must be joint written instructions duly executed by both the Issuer and Company, must include the modified account information and must be received by Processor in advance of the desired effective date of the modified instructions.

Issuer and the Company each agree, jointly and severally, to indemnify and hold harmless Bank and Processor against (a) any third party claim or action, of whatever nature, brought against Bank and/or Processor and (b) any loss, cost or expense, of whatever nature, sustained or which may be sustained by Bank and/or Processor that arises from any action taken by Bank or Processor in accordance with the terms of this letter agreement or that otherwise arise from or are related or connected to the arrangement between Issuer and Company described herein. Issuer and Company acknowledge and agree that the agreement of Processor and Bank to provide funding efforts described herein is an accommodation to Issuer and Company for which neither Processor nor Bank shall have any liability.

All other amounts payable to Company by Processor or Bank under the Merchant Agreement that are in excess of the Re-payment shall be paid by Processor to Company’s settlement account as designated in its Merchant Agreement, subject to all of the terms of the Merchant Agreement.

The parties hereto acknowledge that Processor may at any time begin deducting the fees, discounts, and other amounts due Processor and Bank under the Merchant Agreement on a daily basis.

Processor and Company hereby confirm and agree as follows: (i) Processor acknowledges that Issuer and Company have entered an agreement related to the receivables as described herein and consents to the funding arrangement described herein and authorized by the Company and Issuer subject and subordinate to any and all of the rights of Processor and Bank under the Merchant Agreement, of whatever nature, including rights to setoff or charge against amounts payable or paid by Processor or Bank to the Company any and all fees, chargebacks, discounts, reserve accounts, or other amounts due from the Company under the Merchant Agreement, and (ii) as of the date hereof, Issuer and Company have designated the percentage referred to above as the amount due for the Re-payment contemplated herein, provided that such percentage may be changed upon written notice by Issuer and Company to Processor as set forth herein.

Notwithstanding anything to the contrary set forth herein, upon written notice to Issuer at the address indicated below and to Company at the address set forth in its Merchant Agreement, Processor may elect to terminate its participation associated with the Re-payment as described herein. Notwithstanding the foregoing sentence and absent a law or card association rule or regulation that prohibits or restricts such a continuation, Issuer may continue to collect the Re-

payment pursuant to the terms set forth herein for ***** days following Processor’s termination described above. Such termination shall be without liability or penalty to Processor or Bank, of whatever nature. Except as otherwise set forth herein, this letter agreement cannot be changed, modified or terminated, except by written agreement signed by Processor, Company and Issuer.

Please acknowledge your receipt of, and agreement to, the foregoing by signing in the space provided below.

Very truly yours,

Company –

By:

Title:

ACKNOWLEDGED AND AGREED:

Processor - Global Payments Direct, Inc.

By:

Title:

Issuer –

By:

Title:

Issuer’s address:

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Exhibit B

SPLIT FUNDING PROGRAM FUNCTIONALITY

OPERATIONS:

Base Functionality:

•	The Merchant Accounting System (MAS) has an enhancement for a field that will allow up to *****. The base functionality requires a special security code that can only be updated by a Global Payments employee.

•	The base functionality DOES NOT track any *****. The ISO will be responsible for turning off or revising the split funding percentage and arranging for any refund of overpayments as necessary. The ISO is responsible for all necessary oversight of the split funding process as well as for ensuring all remedial actions are accomplished promptly and efficiently.

•	The merchant statement and GA@ do not reflect the split funding deposits. The standard ACH reports will reflect information regarding split funding. Additional monthly reports are created to provide history information.

•	There is an indicator on the MAS deposit screen to show that a deposit was affected by the split funding logic. Details about the split deposits are available on an additional deposit history screen.

•	For Daily Discount Merchants, Global will *****. For example, the merchant has a $100 deposit; they have a split funding percentage of 50%; they are on daily discount and the discount charge for that day is $10. Global will *****.)

•	Chargeback reversals, even though they represent a credit to the merchant will NOT be included in the split funding logic. Only ***** will be included in the split funding logic. When a chargeback is reversed, the merchant gets a credit to their DDA for the entire amount of the reversal.

•	If the merchant deposits reject either in the merchant’s primary deposit account or the alternate DDA account, the Global Settlement or Customer Service staff will *****. Once the DDA is corrected, the funds will be given to the merchant. However, should the ISO put the merchant on 100% reserve due to a risk investigation, the ISO may provide specific instructions on the request to release funds to send to both the merchant’s primary DDA and the alternate DDA. The ISO will be responsible for providing these specific instructions. If Global’s staff is asked to perform research for missing deposits because of ACH rejects or to release reserves, Global will have no obligation to determine if any of these were to be “split” with another DDA.

**Merchants using the ***** are not eligible to participate in split funding. This is an *****. This format is generally used only for merchants requesting ***** data.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

TWELVTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Twelfth Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc., formerly known as National Data Payment Systems, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems Inc. (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 811301, as of this 16th day of April, 2009.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment, dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of July 21, 2006, as further amended by that Fifth Amendment, dated as of August 24, 2006, as further amended by that Sixth Amendment, dated as of April 27, 2007, as further amended by that Seventh Amendment, as restated, dated as of September 28, 2007 (the “Agreement”), as further amended by that Eighth Amendment, dated as of November 27, 2007, as further amended by that Ninth Amendment, dated as of March 3, 2008, as further amended by that Tenth Amendment, dated as of April 18, 2008, as further amended by that Eleventh Amendment, dated as of March 18, 2009 (the “Agreement”) providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration or the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Term. The initial term of the Agreement shall be extended up to and through January 31, 2012, and the Agreement shall thereafter automatically renew for successive twelve (12) month periods. Notwithstanding the foregoing, in the event ISO effectively sells a majority of its stock or substantially all of its assets to an independent third party prior to June 20, 2011, the initial term of the Agreement shall end on June 20, 2011 and shall thereafter automatically renew for successive twelve (12) month periods.

Section 2. Pricing. (a) Effective as of April 1, 2009, Appendix A and any supplements thereto shall be replaced with the new Appendix A, attached hereto.

(b) In the event Mercury marks up the MasterCard Network Access and Brand Usage Fee (NABU) and/or the Visa U.S. Acquirer Processing Fee (APF) and retains a margin, Global’s liability to pay the first $***** of such fees (as provided on the attached Appendix A) shall be reduced by the amount of such margin.

Section 3. Miscellaneous.

(a) The terms and conditions of the Agreement shall remain the same and in full force and effect, except as specifically modified herein.

(b) The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

(c) Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment.

Signature page follows.

2

IN WITNESS WHEREOF, Global and ISO have each caused this Twelfth Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Marc Katz
Name:	Marc Katz
Title:	CEO
Date:	4/16/2009

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	4/24/09

3

THIRTEENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Thirteenth Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc., formerly known as National Data Payment Systems, Inc. (hereinafter referred to as “Global”, with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328, and Mercury Payment Systems Inc., a Delaware corporation (hereinafter referred to as “ISO”), with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 4th day of March, 2010.

W I T N E S S E T H:

WHEREAS, Global and Mercury Payment Systems LLC, a Colorado limited liability company (“Original LLC”), entered into a certain Merchant Services Agreement, effective August 10, 2003, as amended by that First Amendment, dated as of July 8, 2004, as further amended by that Second Amendment, dated as of April 1, 2005, as further amended by that Third Amendment, dated as of June 20, 2006, as further amended by that Fourth Amendment, dated as of July 21, 2006, as further amended by that Fifth Amendment, dated as of August 24, 2006;

WHEREAS, on January 4, 2007, Original LLC merged into ISO;

WHEREAS, Global and ISO entered into that Sixth Amendment, dated as of April 27, 2007, as further amended by that Seventh Amendment, as restated, dated as of September 28, 2007, as further amended by that Eighth Amendment, dated as of November 27, 2007, as further amended by that Ninth Amendment, dated as of March 3, 2008, as further amended by that Tenth Amendment, dated as of April 18, 2008, as further amended by that Eleventh Amendment, dated as of March 18, 2009, as further amended by that Twelfth Amendment, dated as of April 16, 2009 (together with all amendments set forth above, the “Agreement”) providing for, inter alia, the marketing of Global’s merchant processing services to merchants;

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Term.

(a) Section 1 of the Twelfth Amendment is hereby deleted in its entirety.

(b) The initial term of the Agreement shall be extended up to and through January 31, 2013, and the Agreement shall thereafter automatically renew for successive twelve (12) month periods until terminated pursuant to Section J of the Agreement, as amended herein. Notwithstanding the foregoing, in the event ISO effectively sells a majority of its stock or substantially all of its assets to an independent third party prior to June 20, 2012, the initial term of the Agreement shall end on June 20, 2012, and shall thereafter automatically renew for successive twelve (12) month periods until terminated pursuant to Section J of the Agreement, as amended herein.

Section 2. Personal Guaranties. Section B.5 of the Agreement is hereby deleted in its entirety and the guaranties by each of Marc Katz and Jeffrey Katz, copies of which are attached hereto as Schedule 1, are hereby terminated and are of no further force or effect.

Section 3. Miscellaneous.

(a) The terms and conditions of the Agreement shall remain the same and in full force and effect, except as specifically modified herein.

(b) The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

(c) Global and ISO represent and warrant that each has the power and authority and has taken all requisite action, to execute, deliver and perform the terms of this Amendment, and to execute and deliver all documents and instruments required or contemplated to be furnished with or pursuant to this Amendment.

(d) This Amendment may be executed in counterparts, and each party hereto may execute such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. The parties agree that the delivery of this Amendment may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.

Signature page follows.

IN WITNESS WHEREOF, Global and ISO have each caused this Thirteenth Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

ISO: Mercury Payment Systems, Inc.

By:	/s/ Matt Taylor
Name:	Matt Taylor
Title:	CEO
Date:	March 4, 2010

Global Payments Direct, Inc.

By:	/s/ James Kelly
Name:	James Kelly
Title:	Treasurer
Date:	3-5-10

Signature Page to Thirteenth Amendment

Schedule I

Appendix C

Personal Guaranty

Jeffrey Katz (the “Guarantor”) is a principal of Mercury Payment Systems LLC, or other third party, and hereby personally guarantees to Global and the member bank, as well as to their successors and assigns, the full, prompt and complete performance of ISO and all of ISO’s obligations under this Agreement, including, but not limited to, the payment of credit losses, chargebacks and expenses in accordance with Section B4 of the Agreement, whether arising before or after termination of this Agreement. This guaranty is a guaranty of payment, and not of collection, and a debt of Guarantor for his or her own account. Accordingly, Global shall not be obligated or required before enforcing this guaranty against Guarantor; (a) to pursue any right or remedy Global may have against ISO, Guarantor or any other guarantor of these obligations or commence any suit or other proceeding against ISO, Guarantor or any other guarantor of these obligations in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of ISO or any other guarantor of these obligations; or (c) to make demand of the ISO or any other guarantor of these obligations or to enforce or seek to enforce or realize upon any collateral security held by Global which may secure any of these obligations. This guaranty shall not be discharged or otherwise affected by any waiver, indulgence, compromise, settlement, extension of credit, or variation of terms of this Agreement made by or agreed to by Global, the member bank or ISO. Guarantor hereby waives any notice of acceptance of this guaranty, notice of non-payment or non-performance of any provision of the Agreement by ISO, and all other notices or demands regarding the Agreement. Guarantor agrees to promptly provide to Global and the member bank any information reasonably requested by either of them from time to time, concerning his or her financial condition(s), business history, business relationships and employment information.

/s/ Jeffrey Katz	Date: 8/4, 2003
Guarantor

/s/ Frank Dawson	Date: 8-4, 2003
Witness

Appendix C - Personal Guaranty

Jeffrey Katz and Marc Katz (each individually a “Guarantor” hereunder) is either a principal of Mercury Payment Systems LLC (the “ISO”) or other third party, and each hereby personally guarantees to Global and the member bank, as well as to their successors and assigns, the full, prompt and complete performance of ISO and all of ISO’s obligations under this Agreement, including, but not limited to, the payment of credit losses, chargebacks and expenses in accordance with Section B4 of the Agreement, whether arising before or after termination of this Agreement. This guaranty is a guaranty of payment, and not of collection, and a debt of Guarantor for his or her own account. Accordingly, Global shall not be obligated or required before enforcing this guaranty against Guarantor: (a) to pursue any right or remedy Global may have against ISO, a Guarantor hereunder or any other guarantor of these obligations or commence any suit or other proceeding against ISO, a Guarantor hereunder or any other guarantor of these obligations in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of ISO, a Guarantor hereunder or any other guarantor of these obligations; or (c) to make demand of the ISO, a Guarantor hereunder or any other guarantor of these obligations or to enforce or seek to enforce or realize upon any collateral security held by Global which may secure any of these obligations. This guaranty shall not be discharged or otherwise affected by any waiver, indulgence, compromise, settlement, extension of credit, or variation of terms of this Agreement made by or agreed to by Global, the member bank or ISO. Each Guarantor hereby waives any notice of acceptance of this guaranty, notice of non-payment or non-performance of any provision of the Agreement by ISO, and all other notices or demands regarding the Agreement. Each Guarantor agrees to promptly provide to Global and the member bank any information reasonably requested by either of them from time to time, concerning his or her financial condition(s), business history, business relationships and employment information.

The obligations of each Guarantor hereunder shall be joint and several and accordingly, each Guarantor confirms that he or she is liable for the full amount of the guaranteed obligations herein and all of the obligations and liabilities of each of the other Guarantors hereunder.

/s/ Jeffrey Katz	Date: August 19, 2003
Guarantor

/s/ Shelley Plomske	Date: August 19, 2003
Witness

/s/ Marc Katz	Date: August 19, 2003
Guarantor

/s/ Shelley Plomske	Date: August 19, 2003
Witness

FOURTEENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Fourteenth Amendment to Merchant Services Agreement (the “Amendment”) is between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems, LLC (hereinafter referred to as “ISO”), with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement (defined below).

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10,2003, and amended by Amendments numbered One through Thirteen to Merchant Service Agreement (the “Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

Section 1. Notice of Termination. The final sentence of Section J1 as amended by Amendment 3, Section 2, is hereby deleted and replaced in its entirety by the following:

“Except as otherwise expressly provided herein with regard to additional rights of termination, either party may terminate this Agreement by notifying the other party in writing at least ninety (90) days prior to the expiration of the initial or any renewal term, to be effective at the end of the then-current term.”

IN WITNESS WHEREOF, Global and ISO have each caused this Fourteenth Amendment to Merchant Services Agreement to be executed, sealed and delivered as of the respective dates indicated below.

Mercury Payment Systems, LLC		Global Payments Direct, Inc.

By:	/s/ Karsten Voermann	By:	/s/ Jeffrey Sloan
Name:	Karsten Voermann	Name:	Jeffrey Sloan
Title:	CFO	Title:	President
Date:	12/12/11	Date:	12/12/11

FIFTEENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Fifteenth Amendment to Merchant Services Agreement (“Amendment”) is dated March 20, 2012, and is between Global Payments Direct, Inc. (“Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems, LLC (“ISO”), with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement (defined below).

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, and amended by Amendments numbered One through Fourteen to Merchant Service Agreement (“Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, which the parties agree is adequate consideration, the parties hereto agree as follows:

1. Amendment to Appendix A. Appendix A shall be amended by the amended and restated Appendix A, attached hereto, which sets forth changes to pricing as summarized below:

(a) Effective beginning January 1, 2012: (i) the transaction fee for all volume processed by Merchants boarded (meaning, those Merchants added into Global’s systems) on and after January 1, 2012 (“New Merchants”) will be a blended rate of $***** per transaction, and (ii) the transaction fee for all volume processed by Merchants boarded prior to January 1, 2012 will be a blended rate of $***** per transaction.

(b) The BIN fee assessed to ISO by Global attributable to BIN bank services *****.

(c) Effective for the period beginning July 1, 2012 and ending June 30, 2013, the fee for all Merchant transactions (excluding all New Merchants) will be a blended rate of $***** per transaction.

(d) Effective for the period beginning July 1, 2013 and ending June 30, 2014, the fee for all Merchant transactions (excluding all New Merchants) will be a blended rate of $***** per transaction.

(e) Effective for the period beginning July 1, 2014 and at all times thereafter, the fee for all Merchant transactions (excluding all New Merchants) will be a blended rate of $***** per transaction.

(f) Notwithstanding anything to the contrary contained in Appendix A, effective beginning January 1, 2012: *****.

2. Amendment to Section A(2). Section A(2) of the Agreement (as amended and restated in Section 4 of that certain Third Amendment to Merchant Services Agreement, dated June 20, 2006) is deleted in its entirety. The parties acknowledge and agree that ISO may board New Merchants on ISO’s front end and back end systems or with a third party at any time, without payment, penalty or any other limitation.

3. Amendment to Section B(4)(b)(i). The final three sentences of Section B(4)(b)(i) of the Agreement shall be deleted in their entirety and replaced with the following language:

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

1

The formula set forth in this section for calculation of the Reserve Account will be reviewed by Global periodically throughout the term of the Agreement, and Global may modify the formula for calculating the Reserve Account as it deems necessary to ensure that the Reserve Account is proportionate to the then current measure of actual or reasonably anticipated credit losses, chargebacks and related expenses hereunder. Global will provide ISO with fourteen (14) calendar days’ prior written notice of such modifications to the Reserve Account formula (or such lesser amount of time as is practicable in the event of exigent circumstances). In the event Global is not able to offset such new required amount from the next available Compensation payment payable to ISO, then Global shall notify ISO and ISO will fund the Reserve Account as required by the modified Reserve Account formula within five (5) days of receipt of Global’s notice of insufficient funds.

4. Amendment to Section B(7)(a). The fourth sentence of Section B(7)(a) of the Agreement shall be deleted in its entirety and replaced with the following:

If Global is requested by a Merchant to provide any service that is the obligation of the ISO or that is the obligation of neither ISO or Global, or if any Merchant calls Global’s help desk to seek assistance that should otherwise be provided by the ISO, Global will direct such Merchant to ISO within a reasonable time period in order for ISO to fulfill such Merchant’s request. If the type of assistance requested by a Merchant is not a service ISO normally provides to merchants, or if ISO is not able to fulfill such Merchant’s request within a reasonable period of time, ISO will notify Global and request that Global provide such service. Upon ISO’s request and in the event Global elects to perform such service, Global shall charge ISO the fee for such service as listed on Appendix A, or if such service is not listed on Appendix A, then Global will charge ISO its then standard fee for such service.

5. Amendment to Section B(7)(c). The following language shall be added to the end of Section B(7)(c) of the Agreement:

, and Global’s review and consent of such communication shall not be unreasonably withheld or delayed and, in any case, the outcome of such review shall be provided by Global to ISO in writing within ten (10) days of Global’s receipt of such Merchant notification request from ISO; ISO acknowledges and agrees, however, that all communication must be received by the 15th of any given month in order to have such communication distributed for that month.

6. Amendment to Section D. The second sentence of the first paragraph of Section D of the Agreement shall be deleted in its entirety and replaced by the following:

As used in this paragraph, the term “pass-throughs” shall mean *****; provided, however, ISO acknowledges and agrees that (i) it will pay $***** per Merchant per month for tax reporting through June 30, 2012, and thereafter will pay *****, and such fees will be treated as incremental fees and therefore will be deemed “pass-throughs”, and (ii) for the avoidance of doubt, and without limiting the generality of the foregoing, the Visa Fixed Acquirer Network Fee, the MasterCard Type III TPP Registration Fee, and the MasterCard Annual License Fee will be deemed as “pass-throughs”. The amount of the pass-throughs shall not exceed the lesser of *****. In no event shall Global’s internal operating costs or normal and customary business expenses be included in or considered “pass-throughs”. Finally, to the extent those per transaction rates described in Section 1 of this Amendment contain amounts that would be deemed to be pass-through fees, and such amounts are decreased or eradicated by pass-through parties, then the rates described in Section 1 shall be reduced to reflect the value of such reduction or eradication of fees. In addition, if any fees set forth on Appendix A imposed on Global by any pass-through parties are decreased or eradicated, Global shall decrease or eliminate the Appendix A fee charged to ISO to reflect the value of such reduction or eradication.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

2

If ISO desires to perform or directly contract for the performance of a service related to a pass-through fee, ISO shall discuss its intention with Global and the parties shall negotiate in good faith for ISO to be able to do so. In the event ISO does elect to perform (or contract a third party to perform) a service as agreed upon by the parties, the related pass-through fee will be eradicated to the extent Global no longer incurs a cost. By way of example, and without limitation, if and to the extent ISO desires to contract with a third party that is, or ISO itself becomes, at any time able to comply with applicable IRS and other regulatory and government rules and laws, including card association rules, in regard to the delivery of 1099-K payee statements for Merchants, and ISO has elected to itself or contract with a third party to so deliver such statements directly to Merchants, then ISO will provide Global with 90 days prior written notice, which notice shall include a business plan setting forth in detail ISO’s plan for delivering the 1099-K payee statements, and such plan must include without limitation how ISO or the third party will meet all applicable IRS and other regulatory and government rules and laws, including card association rules, with respect to such statements, and audit rights for Global. Global will review such plan within a reasonable time following receipt, and will approve within twenty (20) days of such notice if such plan meets all applicable IRS and other regulatory and government rules and laws, including card association rules. Once approved, Global will provide to ISO the required information for such payee statements in consideration for (i) actual, documented fees charged to Global by the third party providing such information plus *****%, plus (ii) any required internal programming fees for customized reporting at the rate set forth on Appendix A multiplied by the number of programming hours. Except for the fees set forth in this Section, and except for any fines or penalties or other fees issued by the IRS or other regulatory body or government relating to the payee statements, Global shall no longer assess the $***** referenced above to ISO in connection with the delivery of 1099-K payee statements. ISO will also provide in a separate amendment its agreement to be fully and solely liable for, and indemnify Global and its member bank against, any claims, actions, threatened actions, legal proceedings, and damages of any kind resulting from or arising out of the development, implementation and delivery of the 1099-K payee statements (or any other service that ISO elects to assume).

7. Amendment to Section D. The second and third sentences of the second paragraph of Section D of the Agreement shall be deleted in their entirety and replaced with the following language:

ISO shall pay any and all fines or penalties paid by Global that are imposed by a card association or network organization, government or regulatory authority arising from any act or omission of ISO. ISO shall also pay to Global all card association and network organization registration, association, and other fees paid by Global as a result of ISO’s acts or omissions pursuant to this Agreement. Such fines and penalties, described in the immediately preceding sentence paid by Global shall be deducted from the ISO’s Compensation hereunder or from the Reserve Account, as necessary. In the event Global is not able to offset such fines or fees from the next available Compensation payment payable to ISO, then Global shall notify ISO and ISO will remit the full amount of such fines or fees within five (5) days of receipt of Global’s notice to ISO of insufficient funds. Notwithstanding the above, in the event a fine or fee is passed on to a Global BIN and some or all of the fine or fee is not a direct result of an act or omission of ISO or Merchant(s) (e.g. the amount or level of the fine is due to multiple violations on the BIN where not all of the multiple violations were due to ISO or ISO’s Merchants) or ISO otherwise disputes in good faith whether such fine or fee is correctly imposed upon ISO, the parties will work together in good faith to determine whether such fine or fee should be passed on to ISO.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

3

8. Amendment to Section F(2). Section F(2) of the Agreement shall be deleted in its entirety and replaced with the following:

2. Right To Terminate Merchant Agreements. Global shall have the right to terminate, suspend or otherwise close any Merchant either (a) in its reasonable and sole discretion using its business judgment, (b) due to a request by its member bank, or (c) upon such Merchant’s violation of (i) a card association’s rules, or (ii) applicable law, or upon such Merchant’s material violation of the Merchant Agreement. Global will use its best judgment to determine the method used to close a Merchant, with the understanding by both parties that continuing to process for an account (while suspending payment) may occasionally be more prudent than immediate termination of services. Global shall use commercially reasonable efforts to notify ISO of the reason for such terminations, suspensions or closures at least five (5) business days prior to such termination(s); provided that if such five (5) business days prior notice to ISO would pose a risk of loss in Global’s reasonable judgment, Global shall be entitled to terminate such Merchant upon concurrent written notice to ISO or by providing notice to ISO as soon as practicable thereafter.

9. Amendment to Section F(4).

(a) The first paragraph of Section F(4) of the Agreement (as amended and restated in Section 5 of that certain Third Amendment to Merchant Services Agreement, dated June 20, 2006) is deleted in its entirety and replaced with the following:

(A) Initial Term Merchant Conversion. For the time period between June 30, 2012 and the end of the initial term (June 30, 2015), provided ISO is not in default of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, ISO may assign the processing of Merchant transactions and may direct Global and request that Global direct Global’s member bank to assign the Merchant Agreements as follows: (aa) to ISO and ISO’s designated member bank; or (ab) to a third party designated by ISO and such third party’s designated member bank, subject to Section O(2)(b) as amended by this Amendment, and Global shall reasonably cooperate in such assignment. Global agrees that to its knowledge after due inquiry ISO is not in default of any material term of this Agreement as of the date of this Amendment and in the event of a future default that gives rise to financial exposure on the part of Global, ISO may pay Global an incremental cash reserve in the amount of the reasonably calculated financial exposure on the part of Global, at which point such default will not be grounds to terminate the Agreement, and shall have no impact on pricing or on merchant conversion discussed in Section F(4), but ISO shall continue to be liable for the full amount of such financial exposure in any event. Global and ISO agree that wherever the word ‘default’ appears in this Section F(4) or Section J(2) of the Agreement, such uses of the word default shall mean ‘material default’. Assignment(s) permitted by this Section F(4)(A) shall be in accordance with the following:

(i) Beginning June 30, 2012, ISO may assign up to 5% of the total Merchant base, calculated as of June 30, 2012, pursuant to this Section F(4) with such 5% assignment being assigned as follows: up to 0.1% of Merchants (up to approximately 80 Merchants) between June 30, 2012 and September 30, 2012, and up to 4.9% of Merchants between February 1, 2013 and June 30, 2013 (“Year 1”). In order to determine the percentage of the total Merchant base each Merchant represents, the parties shall use the most recent six (6) month average historical transaction count processed by such Merchant calculated as of June 30, 2012 in accordance with the formula set forth in Schedule F(4) (“Merchant Base”) without consideration of the attrition impacts, as a percentage of the total transaction count processed during such period for the entire Merchant Base. ISO agrees to provide Global with a list of the MIDs to be assigned no later than thirty (30) days prior to the date the Merchants will be assigned.

4

(ii) Beginning July 1, 2013, ISO may assign up to an incremental 75% of the total Merchant Base calculated as of June 30, 2012, pursuant to this Section F(4) with such 75% assignment being utilized as follows: up to 37.5% of 75% (i.e., 28%) of the total Merchant Base between July 1, 2013 and September 30, 2013, and up to the remaining 62.5% of 75% (i.e., 47%) of the total Merchant Base between February 1, 2014 and June 30, 2014 (“Year 2”). In order to determine the percentage of the total Merchant Base each Merchant represents, the parties shall use the most recent six (6) month average historical transaction count processed by such Merchant calculated as of June 30, 2012 in accordance with Schedule F(4), as a percentage of the total transaction count processed during such period for the entire Merchant Base. ISO agrees to provide Global with a list of the MIDs to be assigned no later than thirty (30) days prior to the date the Merchants will be assigned.

(iii) Beginning July 1, 2014, ISO may assign all of the then-remaining Merchants (“Year 3 and Prospectively”). ISO agrees to provide Global with a list of the MIDs to be assigned no later than thirty (30) days prior to the date the Merchants will be assigned.

(iv) Global and ISO agree to use commercially reasonable efforts to minimize any non-pro-rata impact to Global of Merchant assignment by causing the number of Merchant assigns in each of Year 2 and Year 3 and Prospectively to occur ratably as among each of the: (a) calendar quarters over one-year from the start of the beginning dates set forth in sub-section (iii) above; and (b) sub-periods set forth in sub-section (ii) above. For purposes of the preceding sentence, ratably will mean that the number of Merchants assigned in one quarter or, as applicable, sub-period, will not vary more than twenty five percent (25%) from the number of Merchants assigned in the preceding quarter or, as applicable to subsection (ii) above, sub-period ratably adjusted for the differing number of months in each sub-period (for example, assume 75% of ISO’s Merchant base is 1,000 Merchants, and ISO intends to migrate all 75% (1,000) merchants in Year 2, ISO will not be required to move exactly 375 (i.e., 37.5% of 1,000, which is 28% of the total Merchant Base) Merchants between July 1, 2013 and September 30, 2013 and the remaining 625 (i.e., 62.5% of 1,000, which is 47% of the total Merchant Base) Merchants between February 1, 2014 and June 30, 2014, but the number of Merchants assigned in each such period will not vary more than 25% from the other period ratably adjusted for the differing number of months in each sub-period. ISO would be permitted then, for example, to migrate as follows: up to 468 (i.e., 375 x 25% = 93; 375 + 93 = 468) Merchants in the first sub-period, and up to the remaining 532 Merchants in the second sub-period). Notwithstanding anything to the contrary herein, the Merchant assignments set forth in sub-sections (i), (ii), and (iii) above may be made during or after the time periods set forth above up to the cumulative percentage of the Merchant Base corresponding to the applicable period (e.g., the Year 1 merchant assignments may be made between June 30, 2012 and June 30, 2013 or after such period), but ISO will still be required to migrate ratably over any remaining period(s) in Year 2 or over any remaining assignment period estimated by ISO in Year 3 and Prospectively with the understanding that any delayed assignment of Merchants may be caught up within the remaining period(s) by the percentages contemplated by Section F(4)(A)(ii) and (iii), respectively, upon one hundred twenty (120) days prior written notice to Global plus additional days taking into consideration Global’s peak periods. Notwithstanding anything to the contrary herein, ISO may, in its discretion, assign any

5

Merchants that are referred and accepted by Global on and after June 30, 2012 at any time by either: (a) securing new merchant applications and merchant agreements with the Merchants for purposes of the Merchants processing with a processor other than Global and a new member bank, and providing appropriate indemnification to Global for all trailing chargebacks and other losses arising from such Merchants as due under the Agreement; or (b) utilizing the method set forth in sub-section (D) below, and any such Merchant so assigned shall not be taken into account in the permissible Merchant Base percentage that may be assigned pursuant to any of clauses (i), (ii) or (iii) above.

(v) Notwithstanding anything to the contrary herein, ISO may accelerate the assignment of the processing of Merchant transactions set forth in sub-sections (i), (ii), and (iii) above for any or all Merchants beginning June 30, 2012, upon one hundred twenty (120) days prior written notice to Global plus additional days taking into consideration Global’s peak periods, provided that ISO will be obligated to pay Global its ***** for such Merchants that are actually assigned that would otherwise have been earned by Global at such times as they would have become payable had the migration of such Merchants not been accelerated beyond those contemplated in sub-sections (i), (ii) and (iii) of this Section F(4)(A), except that the 25% variability of the number of Merchants assigned permitted in sub-section (iv) of this Section F(4)(A) shall not obligate ISO to pay Global any incremental ***** as discussed in this sentence. For purposes of this clause (v), *****.

(vi) Notwithstanding any other provisions in this Agreement, if, without any action or conduct, direct or indirect, by ISO or any of its employees, agents, subsidiaries or principals, a Merchant requests to move its card processing services to another processor because Global does not have a required product, then ISO must provide Global upon request with written evidence of such request, and if Global is not able to provide such product within five (5) days thereafter, then ISO may move that certain Merchant to its own platform or to a third party, and such shall not be counted in the allowable assignment percentages set forth in Sections F(4)(A)(i), (ii), and (iii). Any such movement of a Merchant by ISO shall be only due to a required product that Global does not provide or is not able to provide within five (5) days of receiving written request and is only for the occasional good faith movement of Merchants and not to be used to move large numbers of Merchants; provided, however, that if multi-location Merchants, or Merchants that are part of a chain of stores (the “Grouped Merchants”) request to be moved in accordance with this Section in any one quarter, then the Grouped Merchants may be moved.

(B) Post-Initial Term Merchant Conversion.

(i) Subject to Section F(4)(B)(ii) below, and pursuant to the process set forth in Section F(4)(D) below, following the expiration of the initial term, upon a minimum of 90 days prior written notice to Global and provided ISO is not in default of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, ISO may assign the processing of Merchant transactions and may direct Global and request that Global direct Global’s member bank to assign the Merchant Agreements. Global shall reasonably cooperate in such assignment. For the avoidance of doubt, ISO may assign the processing of Merchant transactions and Merchant Agreements to ISO and ISO’s designated member bank at any time after the initial term without granting to Global the right set forth in Section F(4)(B)(ii) below. Assignments permitted by this Section F(4)(B) will not be subject to percentage restrictions as set forth under Section F(4)(A) above. The parties agree that in the event of a default that gives rise to financial

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

6

exposure on the part of Global, ISO may pay Global an incremental cash reserve in the amount of the reasonably calculated financial exposure on the part of Global, at which point such default will not be grounds to terminate the Agreement, and shall have no impact on pricing or on merchant conversion discussed in this Section F(4)(B), but ISO shall be liable for the full amount of such financial exposure in any event.

(ii) In the event ISO elects to assign any Merchant Agreements remaining after the initial term to a third party other than to ISO (or an affiliate of or successor to ISO) and ISO’s designated member bank, the following right shall be granted to Global prior to such election taking effect:

ISO shall provide Global with a minimum of 15 days prior written notice of the potential assignment, which notice shall include the material terms of the pricing and services to be provided by the third party, and Global shall have 15 days following receipt of ISO’s notice to notify ISO of its decision whether or not Global will match such terms. If Global does not elect to match such terms in every material respect within such 15 days, then ISO will be permitted to assign the remaining Merchant Agreements to such third party pursuant to Section F(4)(D) upon 75 days prior written notice.

(C) Global Direct Relationship. Global will use commercially reasonable efforts to work with ISO’s designated member bank to enable Global to provide front-end and back-end services utilizing ISO’s BIN at such member bank, provided Global approves such member bank (For clarification, Global shall not have the right to choose ISO’s designated member bank, but will have the right to elect not to pursue a front-end, back-end only services agreement with such designated member bank pursuant to this Section 9(a)(C).) If and at such time as Global, ISO, and ISO’s designated member bank consent (which consent shall not be unreasonably withheld by ISO or Global), Global will convert all Merchants then processing with Global to ISO’s designated member bank’s BIN and Global shall continue to provide front-end and back-end services (excluding BIN and settlement) to ISO and ISO’s designated member bank, or to such third party designated by ISO (but if to a third party, only after the initial term, or, if during the initial term, only in connection with a sale of ISO pursuant to Section O(2)(b) as amended by this Amendment), pursuant to a separate services agreement to be executed by the parties, in their reasonable discretion. In such event, the method of assigning such Merchant Agreements from Global to ISO will be that set forth in Section F(4)(D)(ii).

(D) Assignment Process. The assignment of Merchant Agreements associated with any Merchant who is assigned in accordance with Section F(4) shall be effectuated, notwithstanding anything to the contrary contained in the Agreement, by either: securing new merchant applications and merchant agreements with the Merchants for purposes of the Merchants processing with a processor other than Global and a new member bank, and providing appropriate indemnification to Global for all trailing chargebacks and other losses arising from such Merchants as due under the Agreement; or, subject to any additional requirements of Global’s member bank and in accordance with and subject to the following:

(i) The execution of assignment and assumption agreements prior to the date Merchants are assigned, providing full indemnification of Global and Global’s member bank by ISO and ISO’s member bank for any liability arising under or related to the Merchant Agreements following assignment, any terms required by Global’s member bank, and other terms reasonable and customary in the industry. Global will use commercially reasonable efforts to discuss with its member bank their requested terms to attempt to ensure that such requested terms are reasonable and customary in the industry; ISO hereby acknowledges and agrees, however, that Global has no power or authority to direct its member bank to agree to or accept certain terms.

7

(ii) Notice to Merchants whose Merchant Agreements are being assigned shall be provided by ISO via an electronic statement (if the applicable assigned Merchant(s) currently receive electronic statement messages) or printed statement message notice to Merchants being assigned notifying such Merchants of the assignment, acceptable in content to Global and ISO which consent shall not be unreasonably withheld, and all in accordance with the required notice provisions set forth in the Merchant Agreements. Novations by all interested parties to affect a full and final release of Global and the member bank from each assigned Merchant Agreement by each Merchant shall not be required.

(iii) The parties acknowledge and agree that there are no additional conditions or obligations restricting or conditioning the migration and assignment of Merchant Agreements other than those expressly set forth in Section F(4) and Section O(2).

(E) Assistance Regarding Conversion. Global shall provide all assistance reasonably requested by ISO to convert and assign Merchants pursuant to the terms of Section F(4), including but not limited to providing ISO or its agents Merchant profile and application data and other types of assistance Global provides to ISO in the ordinary course, including monthly data merchant extracts based on existing file formats that include all billing attributes on a merchant-by- merchant basis and card/charge type basis, fee values by card/charge type, billing setup variables by card/charge type or by other merchant-specific designation. Global shall be responsible for normal and customary periodic conversion costs related to providing such assistance, subject to a final quantification and mutual agreement on timeline and costs, and amounts incurred by Global related to such assistance that are not normal and customary due to the type of conversion assistance or timeline requested will be charged at reasonable time and materials costs. ISO acknowledges and agrees that Global must receive all required information from ISO in order to convert the Merchants, including without limitation a list of MIDs, and that any requested customized reporting must be requested not later than 60 days prior to the date Merchants are to be assigned. For the sake of clarification, for all assignments per Section F(4), ISO agrees that the manual or systematic conversion of merchants is the responsibility of the ISO, and that ISO will advise Global within 60 days of project kick off if ISO requires technical activities of Global for the applicable conversion.

(b) The second paragraph of Section F(4) of the Agreement (as amended and restated in Section 5 of that certain Third Amendment to Merchant Services Agreement, dated June 20, 2006) will be new paragraph (F).

(c) The third paragraph of Section F(4) of the Agreement (as amended and restated in Section 5 of that certain Third Amendment to Merchant Services Agreement, dated June 20, 2006) will be new paragraph (G). The second and third sentences of such paragraph shall be deleted in their entirety. The following sentence will be added to the end such paragraph (G): “Notwithstanding the terms set forth in Section G of the Agreement, ISO shall be permitted to disclose information which relates to the business operations of the Merchants, including but not limited to the transaction processing operations of Merchants (provided such information is not confidential to Global), to the extent necessary in order to assign any Merchants pursuant to the terms of this Section F(4), provided ISO shall execute appropriate and effective nondisclosure agreements with any party to whom it provides such information.”

10. Amendment to Section H. Section H of the Agreement shall be amended by adding the following after the last sentence of such Section:

8

Notwithstanding the foregoing, Global may perform such reviews no more than once per calendar year unless there is documented evidence of material non-compliance, in which event Global may perform such reviews as reasonably necessary to ensure compliance. For the purposes of auditing or reviewing any pass-through costs, fees or fines set forth in Section D of the Agreement, ISO or its duly authorized representatives shall have the right to request, and Global shall provide within a commercially reasonable time, reports or communications received from the third party imposing such pass-through costs, fees or fines that reasonably documents such costs, fees or fines.

11. Amendment to Section J. Section J of the Agreement shall be amended by deleting the first sentence and replacing it with the following:

The initial term of the Agreement shall continue through June 30, 2015, and the Agreement shall thereafter automatically renew for successive 12 month periods until terminated pursuant to this Section J of this Agreement.

12. Amendment to Section O(2). Section O(2) of the Agreement (as amended and restated in Sections 10 and 11 of that certain Third Amendment to Merchant Services Agreement, dated June 20, 2006) is deleted in its entirety and replaced and restated in its entirety with the following:

(a) Assignment of Agreement. Neither party to this Agreement may assign its rights or obligations under this Agreement without the express prior written consent of the other party, such consent not to be unreasonably withheld or delayed, except that the obligations of either party under this Agreement may be provided or fulfilled by any parent, subsidiary, affiliate, successor corporation or subcontractor of such party so long as such party assumes full responsibility for such obligations.

(b) Sale of ISO. In the event that during the term of the Agreement ISO elects to sell or convey fifty-one percent (51%) or more of ISO’s equity interests or substantially all of ISO’s assets, including its rights under this Agreement, to an independent and non-affiliated third party (as defined below), ISO shall provide Global written notice of the potential transaction (the “Potential Transaction”), which notice shall include the material terms of the Potential Transaction (excluding any sales price information), for Global’s information purposes only and to permit Global to determine whether new registrations and/or underwriting will be required. In the event the Potential Transaction is consummated and results in this Agreement being assigned to the independent and non-affiliated third party buyer, such independent and non-affiliated third party buyer shall be obligated to all terms of the Agreement, including without limitation Section F(4).

For purposes of this Section O(2), an “independent and non-affiliated third party” shall mean a third party in which no executive, principal, employee, owner or current shareholder of the ISO, or any of the family members of same, whether jointly or severally, has or will have any controlling interest (51% or more) of ISO after any sale or conveyance.

13. Assistance Regarding Front-End/Back-End Processing. Global shall provide all assistance reasonably requested by ISO, including, without limitation, Merchant data transaction history and information and assistance requested, to assist ISO in building its own front-end and back-end systems, and will charge ISO at reasonable time and materials costs.

14. Merchant Solicitation. During the term of the Agreement, and for ***** years after its termination, Global is prohibited from directly or indirectly soliciting or endeavoring to obtain as a customer for itself for credit or debit card processing or related services, or contracting with, any Merchant that was assigned from Global pursuant to Section F(4); provided, however, ISO acknowledges and agrees that *****.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

9

15. Amendment to Section 3 of Eleventh Amendment. Section 3 of the Eleventh Amendment to Merchant Services Agreement, dated March 18, 2009, shall be deleted in its entirety and replaced with the following:

3. Global’s Termination Rights of Split Funding. If new or revised legislation, regulations, or card association rules prohibit or materially restrict Global from participating in the Program, or if Global’s member bank so requests in its sole discretion that Global cease its participation in the Program, Global may elect to terminate its participation associated with the Program and ISO and Issuer will cease to add new Participating Merchants to the Program on and after ISO’s receipt of Global’s written notice. Upon written notice to: (a) ISO at its notice address set forth in the Agreement, (b) Issuer at the address indicated in the three party letter agreement referenced above, and ( c) the Participating Merchant at the address set forth in its Merchant Agreement, and absent a federal or state law or regulation or a card association rule or regulation or request from Global’s member bank that prohibits or restricts such a continuation, Issuer may continue to receive the Payments from the then existing Participating Merchants via Global’s funding efforts for 180 days following the date of ISO’s receipt of Global’s written notice of termination referenced above. Such termination in accordance with this paragraph by Global shall be without penalty or liability of Global or its member bank to ISO, Issuer or the Participating Merchant. ISO hereby acknowledges and agrees that nothing herein or in any Exhibit hereto or elsewhere shall be construed to restrict or limit in any way Global’s and/or its member bank’s rights to decline a merchant application for processing or to terminate a Merchant Agreement pursuant to its terms.

16. List of Officers. Attached hereto as Appendix G is a list of the current officers and their corresponding titles of ISO.

17. Entire Agreement and Further Amendment. This Amendment, together with the Agreement (as previously amended), constitutes the complete and exclusive agreement between ISO and Global with respect to the subject matter contained in this Amendment and supersedes all prior oral or written understandings, communications or agreements not specifically incorporated in this Amendment. Except as revised and supplemented above, all provisions set forth in the Agreement shall remain in full force and effect. If there is any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control. This Amendment may not be modified except in a writing signed by an authorized representative of ISO and Global.

18. Copies and Counterparts. This Amendment may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile of this document bearing a party’s signature or a printed copy of the original, signed document scanned in .pdf or .tiff format shall have the same legal force and effect as an original of such signature and shall be treated as an original document for evidentiary purposes.

19. Waiver and Release.

(a) All defenses and claims of every kind or nature, whether existing by virtue of state or federal law, by agreement or otherwise, against Global, whether previously or now existing or arising out of or relating to any transactions or dealings between ISO and Global, through the date of this Amendment are forever waived, relinquished, discharged and released against Global, its successors, assigns, agents, employees and attorneys, including without limitation, any affirmative defenses, counterclaims, set offs, deductions or recoupments, by ISO and its representatives, successors, assigns, agents, employees, officers, and directors.

(b) All defenses and claims of every kind or nature, whether existing by virtue of state or federal law, by agreement or otherwise, against ISO, whether previously or now existing or arising out of or relating to any transactions or dealings between ISO and Global, through the date of this Amendment are forever waived, relinquished, discharged and released against ISO, its successors, assigns, agents, employees and attorneys, including without limitation, any affirmative defenses, counterclaims, set offs, deductions or recoupments, by Global and its representatives, successors, assigns, agents, employees, officers, and directors.

(c) Notwithstanding the above, the parties agree that the waivers and releases set forth in Sections 19(a) and (b) above shall not apply to trailing chargebacks and other losses arising from Merchant transactions occurring prior to the date of this Amendment.

IN WITNESS WHEREOF, Global and ISO have each caused this Fifteenth Amendment to Merchant Services Agreement to be executed, sealed and delivered as of the date first set forth above.

Mercury Payment Systems, LLC		Global Payments Direct, Inc.

By:	/s/ Matt Taylor	By:	/s/ Jeffrey Sloan
Name:	Matt Taylor	Name:	Jeffrey Sloan
Title:	President	Title:	President

Appendix A

(Attached)

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure

Global Payments Direct, Inc. (Global) shall be entitled to the following amount for each merchant. ISO shall receive *****% (unless otherwise indicated) of any amount received by Global for such items in excess thereof. Any additional services or items shall be provided for separately.

Associations
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ activation
*****	*****	/ year
*****	*****	/ occurrence
*****
The following pricing shall be effective as of January 1, 2012 for all merchants boarded on or after Jan 1, 2012:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN / SSL Gateway Standard / SSL Gateway Non-Standard (Integrated IP POS) Transaction Fee (****):
Transactions per month:
***** +	*****	/ Settled Transaction
The following pricing shall be effective as of January 1, 2012 for all merchants boarded prior to Jan 1, 2012:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
Dial / Datawire / Lease Line / IP Gateway / IP VPN / SSL Gateway Standard / SSL Gateway Non-Standard (Integrated IP POS) Transaction Fee (****):
Transactions per month:
*****+	*****	/ Settled Transaction
The following pricing shall be effective as of July 1, 2012 until June 30, 2013 for all merchants boarded prior to Jan 1, 2012:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN / SSL Gateway Standard / SSL Gateway Non-Standard (Integrated IP POS) Transaction Fee (****):
Transactions per month:
***** +	*****	/ Settled Transaction
The following pricing shall be effective as of July 1, 2013 until June 30, 2014 for all merchants boarded prior to Jan 1, 2012:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN / SSL Gateway Standard / SSL Gateway Non-Standard (Integrated IP POS) Transaction Fee (****):
Transactions per month:
***** +	*****	/ Settled Transaction
The following pricing shall be effective as of July 1, 2014 and thereafter for all merchants boarded prior to Jan 1, 2012:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN / SSL Gateway Standard / SSL Gateway Non-Standard (Integrated IP POS) Transaction Fee (****):
Transactions per month:
***** +	*****	/ Settled Transaction
(****) If Mercury converts any of its backend processing off of Global Payments prior to the expiration of the pricing set forth above but maintains the corresponding front end processing for those merchants, the transaction rate offered to Mercury shall be *****. If the authorization counts for the converted merchants discussed above are larger than the settled transaction counts for the same merchants then the transaction rate offered to Mercury for such merchants shall be *****.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
Authorization count for month x (settled transaction count for ***** months prior to conversion / authorization count for ***** months prior to conversion)
General Pricing Notes
(a) Assumes no Merchant billing on authorizations. If Mercury bills on authorizations, Global will bill Mercury on authorizations at the rates quoted herein. If Mercury elects to bill Merchants on both authorizations and settled items, Global will charge Mercury on settled items at the rates quoted herein and on authorizations at the rates quoted herein less rate listed in above pricing.
(b) Pricing quoted above is not applicable for any merchant(s) that is a part of a portfolio acquired by ISO and already processing with Global at the time of such acquisition. In the event ISO acquires a portfolio and any merchant(s) that is part of such acquired portfolio is then processing with Global, ISO shall be obligated to fulfill the terms, including without limitation pricing terms, under that acquired portfolio’s agreement with Global. Upon expiration of the term of the acquired portfolio’s agreement with Global, the parties shall negotiate to obtain mutually acceptable terms, including without limitation pricing terms, for such acquired portfolio.
(c) The BIN fee assessed to ISO by Global attributable to BIN bank services will not be charged to ISO for any Merchant transaction following the date that ISO’s BIN bank provides the services currently provided by HSBC (which shall not occur prior to June 30, 2012).
Additional Processing Services
*****	*****	/ transaction
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****
*****	*****	/ settled transaction
*****	*****	/ settled transaction
*****	*****	/ transaction

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
*****	*****	/ month
*****
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ activation / ISO
*****	*****	/ month / Merchant
*****	*****	/ batch
Miscellaneous Processing Services
*****	*****	/ Merchant opened
*****	*****
*****	*****	/ month / Merchant
*****	*****	/ month / Merchant
*****
*****	*****	/ item
*****	*****	/ month / Merchant
*****	*****
*****	*****
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ each
Foreign Front Ends (Charges in place of Global transaction fee)
*****	*****	/ transaction
*****	*****	/ item
Third Party Authorization & Capture Surcharges Fees (***)
*****	*****	/ authorization
*****	*****
*****	*****	/ authorization
*****	*****	/ activation

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
*****	*****	/ month /Merchant
*****	*****
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
Other Third Party Services
*****	*****	/ item
*****	*****
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ ID
*****	*****
*****	*****	/ activation

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
*****	*****	/ month / ID
Voice Services
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ authorization
Paid to Independent Sales Organization
*****	*****	/ settled transaction
*****	*****	/ approved app.
System Access - ***** User licenses per system
Monthly Fee	*****	/ month
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****

Additional IDs	*****	/ user over *****

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
RiskNet
*****	*****	/ activation
*****	*****	/ month
Global Access @dvantage - ISO Level
*****	*****	/ activation
ME@
*****	*****
*****	*****
VPN - Access to MAS
*****	*****	/ user activation
*****	*****	/ minute
VPN - Transaction Processing
*****	*****
*****	*****	/ TID
*****	*****	/ Router
*****	*****	/ TID
*****	*****
*****	*****	/ TID
Leased Line Access:
*****	*****	/ activation
*****	*****	/ month
*****	*****	/ activation
*****	*****	/ month
*****	*****	/ activation
*****	*****	/ month
Remote Chargeback @dvantage
*****	*****	/ activation
*****	*****	/ month
Reporting:
Standard Reports
*****	*****	/each / month

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
Customized Reports / Services
*****	*****	/ hour
*****	*****	/ month
*****	*****	/ application
*****	*****	/ item
*****	*****	/ item
*****	*****	/ change
*****	*****	/ hour
*****	*****	/ Merchant changed
*****	*****	/ Merchant changed
*****	*****	/ file
*****	*****	/ file
*****	*****	/ per set
*****	*****	/ table
*****	*****	/ one time fee
*****	*****	/ month
Operations Support
*****	*****	/ call
*****	*****	/ Merchant / month
Unique BIN / ICA
*****	*****	/ hour
*****	*****	/ item
*****	*****	/ year
Training
*****	*****
*****	*****	/ day
*****	*****	/ day
Terminal Management Services
*****	*****	/ pin pad
*****	*****	/ terminal
*****	*****	/ terminal
*****	*****	/ location

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

ISO Appendix A

Date Effective:

	Rate	Unit of Measure
*****	*****	/ kit
*****	*****	/ kit
*****	*****	/ guide
*****	*****	/ year
*****	*****	/ deployment
*****	*****	/ deployment
*****	*****	/ plate
*****	*****
*****	*****	/ month / device
*****	*****	/ incident / device
*****	*****
Miscellaneous Processing Services
Same Day Funding	*****	/ activation (one-time fee)
*****	*****	/ month
*****	*****	/ month
***** (*)
(*) *****
Miscellaneous
Any additional services or items, including but not limited to the use of third party services, shall be provided for separately.		/ item

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ SPT / 3/21/12 - /s/MT / 3/20/12
	GPN	ISO

Appendix G

List of Officers

Matt Taylor, CEO and President

Karsten Voermann, CFO, Treasurer and Secretary

Brian Sadowski, Chief Information Officer

Steve Wilson, Chief Operating Officer

Pam Harrington, Vice President

Carrie Betts, Vice President, Human Resources

Shelley Plomske, Vice President

Schedule F(4)

Net Transaction Count Attrition Calculation

To calculate the net transaction count (i.e., gross adjusted for ordinary course attrition) processed by Merchants to determine the percentage of the total Merchant Base (defined below) that each Merchant represents and that may be assigned pursuant to Section F(4)(a)(A)(i) through (iii), the following formula shall be used:

1.	Calculate the aggregate transaction count processed in each of the ***** months immediately preceding June 30, 2012 (i.e., each month during the period between ***** and June 30, 2012) by all Merchants in aggregate;

2.	Divide the amount in (1) above by *****;

3.	For those Merchants that attrited during the ***** months immediately preceding June 30, 2012, calculate the aggregate transaction count processed in each of the equivalent ***** months preceding ***** (i.e., each month during the period between ***** and *****);

4.	Divide the amounts in (3) above by *****;

5.	Divide ***** by *****, to yield the monthly attrition rate;

6.	Multiply the quotient from step (5) by ***** to yield the annual attrition rate;

7.	Subtract ***** of the attrition rate calculated in (5) from *****;

8.	By way of example, the *****% figure referenced in ***** would be reduced by *****% to *****% (and such percentage shall be multiplied by the fraction representing *****) if the attrition rate calculated pursuant to (6) above was *****%.

Merchant Base Calculation

The methodology described in (1) and (2) above shall be used to calculate ***** (“Merchant Base”). The proportion of the Merchant Base that any Merchant processing as of June 30, 2012 represents will be calculated on a ***** basis (as opposed to *****) but otherwise in accordance with process described in steps (1) and (2), to establish that Merchant’s transactions as a percentage of the Merchant Base, upon ***** the Merchant’s ***** by the ***** as calculated in accordance with paragraphs (1) and (2) above.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Schedule I

Net Profit Margin Calculation

Mercury
Global Payments Margin Calculation	Per Transaction	Dec 2011
+***** *	*****	*****	*****
*****	*****	*****	*****
*****	*****	—	*****
*****	*****	*****	*****
GPN Margin		*****
GPN Margin %		*****

*	Net of BIN Fee of $*****

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

SIXTEENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This SIXTEENTH Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems, LLC (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 1st day of July, 2013 (the “Effective Date”).

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, and amended by Amendments numbered One through Fifteen to Merchant Services Agreement (“Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, which the parties agree is adequate consideration, the parties hereto agree as follows:

1.	Definitions.

(a) “Mercury Indirect Agreement” means the Global Master Service Agreement, executed simultaneously with this Amendment, by and among Global, Global Payment Systems LLC, and ISO.

(b) All other capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2. Amendment to 15th Amendment. The parties agree to amend the Fifteenth Amendment to the Agreement, dated as of March 20, 2012 (the “Fifteenth Amendment”), as follows:

(a) The second sentence of Section 2 (Amendment to Section A(2)) shall be deleted in its entirety and replaced with the following language:

“The parties acknowledge and agree that during the initial term, ISO will board all New Merchants onto Global’s front and back end systems or just Global’s back end systems. The above shall not apply to (a) merchant accounts ISO acquires via acquisition from the existing portfolio of a third party, which merchant accounts are processing with a different processor at the time of the acquisition, (b) merchant accounts that require a specific product or service that Global does not offer and cannot timely make available or merchant accounts of a type or nature for which Wells Fargo Bank, N.A. or another Global sponsor bank does not or will not provide BIN service (“Non-Serviced Merchants”), (c) merchant accounts declined by Global; and (d) merchant accounts where ISO is acting as a processor and utilizes Global’s processing services under the Mercury Indirect Agreement. For the avoidance of doubt, the volume commitment described in this Section A2 shall not apply after the initial term of the Agreement. After the initial term, ISO may board new merchants (those merchants to be boarded on and after the date the initial term expires) on ISO’s front end and back end systems or with a third party at any time, without payment, penalty or any other limitation.”

(b) Paragraph (A) (only) of Section 9(a) (and not including Sections 9(a)(A)(i) through (vi)) (Amendment to Section F(4)(A)) shall be deleted and replaced with the following language:

“(A) Initial Term Merchant Conversion. For the time period between June 30, 2012 and the end of the initial term (July 1, 2018), provided ISO is not in default of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, ISO may transfer and assign the processing of Merchant transactions and may direct Global and request that Global direct Global’s member bank to transfer and assign the Merchant Agreements to ISO and (1) Wells Fargo Bank, N.A., (2) a Global member bank other than Well Fargo Bank, N.A. agreed to by ISO and Global, or (3) in the event Wells Fargo Bank, N.A. will not accept a certain Merchant(s) or as otherwise agreed to by ISO and Global, to such other member bank as may be requested by ISO. All back end processing of such Merchant transactions (other than for those Merchants assigned under clause (3) above) will be processed by Global pursuant to the terms of the Mercury Indirect Agreement. Global agrees that to its knowledge after due inquiry ISO is not in default of any material term of this Agreement as of the date of this Amendment and in the event of a future default that gives rise to financial exposure on the part of Global, ISO may pay Global an incremental cash reserve in the amount of the reasonably calculated financial exposure on the part of Global, at which point such default will not be grounds to terminate the Agreement, and shall have no impact on pricing or on merchant conversion discussed in Section F(4), but ISO shall continue to be liable for the full amount of such financial exposure in any event. Global and ISO agree that wherever the word ‘default’ appears in this Section F(4) or Section J(2) of the Agreement, such uses of the word default shall mean ‘material default’. Assignment(s) permitted by this Section F(4)(A) shall be in accordance with the following:”

(c) The last sentence of Section 9(a)(A)(iv) (Amendment to Section F(4)(A)(iv)) shall be deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary herein, ISO may, in its discretion, provided ISO is not in default of any material term of this Agreement, which default gives rise to financial exposure on the part of Global, transfer and assign any Merchants that are referred and accepted by Global on and after June 30, 2012, at any time that the back end services are available for processing of Merchants under the Mercury Indirect Agreement, by directing Global and requesting that Global direct Global’s member bank to transfer and assign the Merchant Agreements to ISO and Wells Fargo Bank, N.A., and Global shall reasonably cooperate in such assignment, pursuant to the terms set forth in the Assignment and Assumption Agreement, attached hereto as Exhibit A, and any such Merchant so assigned shall not be taken into account in the permissible Merchant Base percentage that may be assigned pursuant to any of clauses (i), (ii) or (iii) above.”

(d) Section 9(a)(A)(v) (Amendment to Section F(4)(A)(v)) shall be deleted in its entirety and replaced with the following language:

“(v) Notwithstanding anything to the contrary and provided that ISO has provided notice of termination under and makes the payment required by Section 4(c) of the Mercury Indirect Agreement, ISO may, upon ninety (90) days written notice to Global, accelerate the assignment of the processing Merchant transactions set forth in sub-sections (i), (ii) and (iii) above for any or all Merchants in accordance with the conversion plan agreed upon by ISO and Global under Section 4(c) of the Mercury Indirect Agreement. No payment shall be required in connection with such acceleration other than the payment required by Section 4(c) of the Mercury Indirect Agreement.”

(e) Subsections (i) and (ii) of Section 9(a)(D) (Amendment to Section F(4)(D)) shall be deleted in their entirety and replaced with the following language:

“(i)	The assignment of Merchant Agreements associated with any Merchant who is assigned in accordance with clause (1)* of Section F(4)(A) (Initial Term Merchant Conversion) shall be effectuated pursuant to the terms set forth in the Assignment and Assumption Agreement, attached hereto as Exhibit A. Notice to Merchants whose Merchant Agreements are being assigned shall be provided by ISO via an electronic statement (if the applicable assigned Merchant(s) currently receive electronic statement messages) or printed statement message notice to Merchants being assigned notifying such Merchants of the assignment, acceptable in content to Global and ISO which consent shall not be unreasonably withheld, and all in accordance with the required notice provisions set forth in the Merchant Agreements. Novations by all interested parties to affect a full and final release of Global and the member bank from each assigned Merchant Agreement by each Merchant shall not be required.

(ii)	The assignment of Merchant Agreements associated with any Merchant who is assigned in accordance with clauses (2) and (3)* of Section F(4)(A) (Initial Term Merchant Conversion) and Section F(4)(B) (Post-Initial Term Merchant Conversion) shall be effectuated by either: securing new merchant applications and merchant agreements with the Merchants for purposes of the Merchants processing with a processor other than Global and a new member bank, and providing appropriate indemnification to Global for all trailing chargebacks and other losses arising from such Merchants as due under the Agreement; or, subject to any additional requirements of Global’s member bank and in accordance with and subject to the following:

(x) The execution of assignment and assumption agreements prior to the date Merchants are assigned, providing full indemnification of Global and Global’s member bank by ISO and ISO’s member bank for any liability arising under or related to the Merchant Agreements following assignment, any terms required by Global’s member bank, and other terms reasonable and customary in the industry. Global will use commercially reasonable efforts to discuss with its member bank their requested terms to attempt to ensure that such requested terms are reasonable and customary in the industry; ISO hereby acknowledges and agrees, however, that Global has no power or authority to direct its member bank to agree to or accept certain terms.

(y) Notice to Merchants whose Merchant Agreements are being assigned shall be provided by ISO via an electronic statement (if the applicable assigned Merchant(s) currently receive electronic statement messages) or printed statement message notice to Merchants being assigned notifying such Merchants of the assignment, acceptable in content to Global and ISO which consent shall not be unreasonably withheld, and all in accordance with the required notice provisions set forth in the Merchant Agreements. Novations by all interested parties to affect a full and final release of Global and the member bank from each assigned Merchant Agreement by each Merchant shall not be required.”

*As amended by Section 2(b) of the Sixteenth Amendment

3. The following shall be added as a new Section F(4)(H) to the Agreement:

“(H) Merchants Not Subject to this Agreement. Notwithstanding any other term of this Agreement, once a Merchant bas been assigned in accordance with the terms hereof, whether to ISO and Wells Fargo Bank, NA for processing under the Mercury Indirect Agreement or otherwise, such Merchant and the associated merchant account shall no longer be subject to the terms of this Agreement, including any pricing provisions hereof. Any merchant boarded onto any party other than Global as permitted by this Agreement will not be subject to the terms of this Agreement.”

4. Term. Section J of the Agreement, as amended by Section 11 of the Fifteenth Amendment, shall be amended by deleting the first sentence and replacing it with the following:

“The initial term of the Agreement shall continue through July 1, 2018, and the Agreement shall thereafter renew automatically for successive twelve (12) month periods until terminated pursuant to Section J of this Agreement.”

5. Termination of Indirect Agreement; Reinstatement of Prior Provisions. Paragraphs 2 and 4 of this Amendment shall remain in effect only for so long as the Mercury Indirect Agreement remains in effect, and as of the date of termination of the Mercury Indirect Agreement (except if termination is by Global for a breach by ISO), Paragraphs 2 and 4 of this Amendment shall be void and of no further effect and the provisions of the Agreement modified by Paragraphs 2 and 4 hereunder shall be reinstated in full in their form that existed prior to the amendments contained herein. Notwithstanding the foregoing, in the case of subparagraph (d) of Section 2 hereof (amending Section 9(a)(A)(v) of the Fifteenth Amendment), such subparagraph shall survive termination of the Mercury Indirect Agreement in the event such termination is effected pursuant to Section 4(c) of the Mercury Indirect Agreement.

6. Pricing. Appendix A shall be amended and supplemented by the addition of the Supplemental Appendix A in the form attached hereto.

7. Outage Reimbursement. In consideration for outages experienced by ISO and/or the Merchants prior to the effective date of this Amendment, Global agrees to credit to ISO an aggregate amount of $395,656.68.

8. Waiver and Release.

(a) All defenses and claims of every kind or nature, whether existing by virtue of state or federal law, by agreement or otherwise, against Global, whether previously or now existing or arising out of or relating to any transactions or dealings between ISO and Global, through May 31, 2013 are forever waived, relinquished, discharged and released against Global, its successors, assigns, agents, employees and attorneys, including without limitation, any affirmative defenses, counterclaims, set offs, deductions or recoupments, by ISO and its representatives, successors, assigns, agents, employees, officers, and directors.

(b) All defenses and claims of every kind or nature, whether existing by virtue of state or federal law, by agreement or otherwise, against ISO, whether previously or now existing or arising out of or relating to any transactions or dealings between ISO and Global, through May 31, 2013 are forever waived, relinquished, discharged and released against ISO, its successors, assigns, agents, employees and attorneys, including without limitation, any affirmative defenses, counterclaims, set offs, deductions or recoupments, by Global and its representatives, successors, assigns, agents, employees, officers, and directors.

(c) Notwithstanding the above, for the sake of clarity, the parties agree that the waivers and releases set forth in Sections 8(a) and (b) above shall not apply to each party’s respective ordinary course obligations for trailing chargebacks and other losses arising from Merchant transactions occurring-prior to the date of this Amendment.

9. Entire Agreement and Further Amendment. This Amendment, together with the Agreement (as previously amended), and the Mercury Indirect Agreement constitutes the complete and exclusive agreement between ISO and Global with respect to the subject matter contained in this Amendment and supersedes all prior oral or written understandings, communications or agreements not specifically incorporated in this Amendment Except as revised and supplemented above, all provisions set forth in the Agreement shall remain in full force and effect. If there is any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control. This Amendment may not be modified except in a writing signed by an authorized representative of ISO and Global.

10. Copies and Counterparts. This Amendment may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile of this document bearing a party’s signature or a printed copy of the original, signed document scanned in .pdf or .tiff format shall have the same legal force and effect as an original of such signature and shall be treated as an original document for evidentiary purposes.

IN WITNESS WHEREOF, Global and ISO have each caused this Sixteenth Amendment to Merchant Services Agreement to be executed, sealed and delivered as of the date first set forth above.

Mercury Payment Systems, LLC		Global Payments Direct, Inc.

By:	/s/ Matt Taylor	By:	/s/ Jeffrey Sloan
Name: Matt Taylor		Name: Jeffrey Sloan
Title: CEO		Title: President

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure

Global Payments Direct, Inc. (Global) shall be entitled to the following amount for each merchant. ISO shall receive 100% (unless otherwise indicated) of any amount received by Global for such items in excess thereof. Any additional services or items shall be provided for separately.

Associations
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ activation
*****	*****	/ year
*****	*****	/ occurrence
*****
The following pricing shall be applied to the 1st full month of billing after the execution of the 16th amendment for all New Merchants boarded on or after Jan 1, 2012
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN Transaction Fee:
Transactions per month:
***** +	*****	/ Settled Credit Transaction
	*****	/ Settled PIN Debit or EBT Transaction
	*****	/ Authorization on GP Front End (**)
	*****	/ Settled Transaction for BIN sponsorship

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
The following pricing shall be applied to the 1st full month of billing after the execution of the 16th Amendment to 5% of the Merchant Based as defined by the 15th Amendment:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN Transaction Fee:
Transactions per month:
***** +	*****	/ Settled Credit Transaction
	*****	/ Settled PIN Debit or EBT Transaction
	*****	/ Authorization on GP Front End (**)
	*****	/ Settled Transaction for BIN sponsorship

The following pricing shall be applied to the 1st full month of billing after the execution of the 16th Amendment to 28% of the Merchant Base as defined by the 15th Amendment section 9(a)(A)(iv) on a phased in basis:

Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN Transaction Fee:
Transactions per month:
***** +	*****	/ Settled Credit Transaction
	*****	/ Settled PIN Debit or EBT Transaction
	*****	/ Authorization on GP Front End (**)
	*****	/ Settled Transaction for BIN sponsorship
The following pricing shall be applied on February 1, 2014 to 47% of the Merchant Base as defined by the 15th Amendment section 9(a)(A)(iv) on a phased in basis:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN Transaction Fee:

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
Transactions per month:
***** +	*****	/ Settled Credit Transaction
	*****	/ Settled PIN Debit or EBT Transaction
	*****	/ Authorization on GP Front End (**)
	*****	/ Settled Transaction for BIN sponsorship
The following pricing shall be applied on July 1, 2014 to the remaining 20% of the Merchant Base as defined by the 15th Amendment section 9(a)(A)(iv) on a phased in basis:
Global Payments Card Association (Visa \ MasterCard \ Discover) Authorization, Capture, Settlement, and BIN Sponsorship Fee (Non Voice / IVR / Touchtone Capture):
Dial / Datawire / Lease Line / IP Gateway / IP VPN Transaction Fee:
Transactions per month:
***** +	*****	/ Settled Credit Transaction
	*****	/ Settled PIN Debit or EBT Transaction
	*****	/ Authorization on GP Front End (**)
	*****	/ Settled Transaction for BIN sponsorship
(**) $***** authorization applies as of May 1, 2014 for transactions which utilize Global Front End authorization and captures services provided Global has not limited Mercury’s ability to use Mercury’s in-house authorization and capture functionality; in which case the parties will discuss in good faith an extended date.
Additional Processing Services
*****	*****	/ transaction
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****
*****	*****	/ settled transaction

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
*****	*****	/ settled transaction
*****	*****	/ transaction
*****	*****	/ month
*****	*****
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ activation / ISO
*****	*****	/ month / Merchant
*****	*****	/ batch
Miscellaneous Processing Services
*****	*****	/ Merchant opened
*****	*****
*****	*****	/ month / Merchant
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ item
*****	*****	/ month / Merchant
*****	*****
*****	*****
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ each
Foreign Front Ends (Charges in place of Global transaction fee)
*****	*****	/ transaction
*****	*****	/ item
Third Party Authorization & Capture Surcharges Fees (***)
*****	*****	/ authorization
*****	*****

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
*****	*****
*****	*****	/ authorization
*****	*****	/ activation
*****	*****	/ month / Merchant
(***) *****	*****
Other Third Party Services
*****	*****	/ item
*****	*****
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ item
*****	*****	/ ID
*****	*****
*****	*****	/ activation
*****	*****	/ month / ID

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
Voice Services
*****	*****	/ authorization
*****	*****	/ authorization
*****	*****	/ authorization
Paid to Independent Sales Organization
*****	*****	/ settled transaction
*****	*****	/ approved app.
System Access - ***** User licenses per system
Monthly Fee	*****	/ month
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
Additional IDs	*****	/ user over *****

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
RiskNet
*****	*****	/ activation
*****	*****	/ month
Global Access @dvantage - ISO Level*****
*****	*****	/ activation
ME@
*****	*****
*****	*****
VPN - Access to MAS
*****	*****	/ user activation
*****	*****	/ minute
VPN - Transaction Processing
*****	*****
*****	*****	/ TID
*****	*****	/ Router
*****	*****	/ TID
*****	*****
*****	*****	/ TID
Leased Line Access:
*****	*****	/ activation
*****	*****	/ month
*****	*****	/ activation
*****	*****	/ month
*****	*****	/ activation
*****	*****	/ month
Remote Chargeback @dvantage
*****	*****	/ activation
*****	*****	/ month
*****	*****
Reporting:
Standard Reports
*****	*****	each / month

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
Customized Reports / Services
*****	*****	/ hour
*****	*****	/ month
*****	*****	/ application
*****	*****	/ item
*****	*****	/ item
*****	*****	/ change
*****	*****	/ hour
*****	*****	/ Merchant changed
*****	*****	/ Merchant changed
*****	*****	/ file
*****	*****	/ file
*****	*****	/ per set
*****	*****	/ table
*****	*****	/ one time fee
***** (****)	*****	/ month

(****) ***** is not included, to be paid by Third party. Based upon using Global’s and the associations’ pre-established files and formats. Based upon sending the files to *****. Additional costs shall apply for those files sent in *****. Does not include any development costs for making custom changes to the files. Additional raw data files requested during implementation will be priced separately.

Operations Support
Global Payments Help Desk.	*****	/ call
Customer Service	*****	/ Merchant / month
Unique BIN / ICA
*****	*****	/ hour
*****	*****	/ item
*****	*****	/ year
Training
*****	*****
*****	*****	/ day
*****	*****	/ day

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Global Payments Direct, Inc.

Mercury Payment Systems

Supplemental Appendix A – 16th Amendment

Date Effective: July 1, 2013

	Rate	Unit of Measure
Terminal Management Services
*****	*****	/ pin pad
*****	*****	/ terminal
*****	*****	/ terminal
*****	*****	/ location
*****	*****	/ kit
*****	*****	/ kit
Card Acceptance Guides
*****	*****	/ guide
*****	*****	/ year
*****	*****	/ deployment
*****	*****	/ deployment
*****	*****	/ plate
*****	*****
*****	*****	/ month / device
*****	*****	/ incident / device
Miscellaneous Processing Services
Same Day Funding (dependent on sponsor bank availability)
*****	*****	/ activation (one-time fee)
*****	*****	/ month
***** (*****)	*****	/ month
(*****) ***** to fund the Merchants as of the same day that a transaction occurs. The interest fee will be charged at *****.
Miscellaneous
Any additional services or items, including but not limited to the use of third party services, shall be provided for separately.	TBD	/ item

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

Confidential	Initial / Date
s/ JS - /s/MT
	GPN	ISO

Assignment and Assumption Agreement

This Assignment and Assumption Agreement (this “Agreement”) is entered into as of the 11th day of September, 2012 (the “Effective Date”), by and among Global Payments Direct, Inc., a New York corporation (“Global”), HSBC Bank USA, National Association, a national bank (“HSBC”), Mercury Payment Systems, LLC, a Delaware limited liability company (“Mercury”), and Wells Fargo Bank, N.A. (“Wells”) with reference to the following facts:

A. Pursuant to that certain Merchant Services Agreement between Global and Mercury dated August 10, 2003, as amended from time to time (“MSA”), Mercury solicited Merchants (as defined in the MSA) (each, a “Merchant”) that have entered into merchant agreements with Global and HSBC (collectively, “Merchant Agreements”) for services related to processing, sponsorship, clearing, settlement and funding of transactions.

B. At the direction of Mercury, Global and HSBC have agreed to assign all or their respective rights, titles, interests and obligations in, to and under the Merchants and Merchant Agreements, which Merchant Agreements shall be identified from time to time on the list of Merchant IDs provided to Global pursuant to Sections F(4)(A) and (B) of the MSA as amended by the Fifteenth Amendment to the MSA (the “Assigned Merchant Agreements”) to Mercury and Wells, subject to the terms set forth herein.

C. Mercury desires that, as of the applicable Conversion Date(s) (as defined below), the Assigned Merchant Agreements be governed by the Merchant Financial Services Agreement between Mercury and Wells dated September 13, 2011 (“Mercury Processing Agreement”).

In consideration of the foregoing and the premises and covenants contained below and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

1. Assignment of Rights by Global and HSBC.

(a) Global and HSBC assign, transfer and set over to Mercury and Wells all of their respective rights, titles, interests and obligations in, to and under each Assigned Merchant Agreement, free and clear of all liens, claims, charges and encumbrances of any kind, as of the date each Merchant is actually converted to Mercury and Wells (each, a “Conversion Date”). The parties acknowledge that each Merchant may have a different Conversion Date.

(b) Global assigns, transfers and sets over to Mercury all of Global’s right, title, interest and obligations in, to and under each of the subordination/instruction letters received by Global from Issuers and Participating Merchants (as such terms are defined in the Eleventh Amendment to the MSA (split funding authorizations)), free and clear of all liens, claims, charges and encumbrances of any kind held by Global, as of each Conversion Date. Further, Global represents and warrants that it has not pledged such subordination/instruction letters received by Global from Issuers and Participating Merchants as collateral to any third party. For all purposes hereunder, the term “Assigned Merchant Agreement” shall include each such subordination/instruction letter.

2. Assumption of Obligations by Mercury and Wells; Liabilities.

(a) Mercury and Wells accept the foregoing assignment and assume, as of the applicable Conversion Date, all of Global’s and HSBC’s respective obligations under each of the Assigned Merchant Agreements as of such Conversion Date. On and after the applicable Conversion Date, Mercury and Wells agree to be bound by the terms of each of the Assigned Merchant Agreements as they apply to Mercury and Wells, respectively, and agree to perform all of their respective obligations under each of the Assigned Merchant Agreements accruing on or after the applicable Conversion Date.

(b) As between Global and Mercury: (i) Global and Mercury shall continue to perform their obligations and be responsible for all liabilities, claims and obligations incurred by Global and Mercury pursuant to the terms of the MSA under each of the Assigned Merchant Agreements up to the respective Conversion Date; (ii) Mercury will continue to be responsible for all liabilities, claims, and obligations incurred by Global for which Mercury is liable pursuant to the terms of the MSA under each of the Assigned Merchant Agreements that arise prior to, on, or after the respective Conversion Date, including without limitation any chargebacks and other credit-related losses, arising from transactions with an Acquirer’s Processing Date (defined below) prior to, on, or after the respective Conversion Date.

(c) As between HSBC and Wells: (i) Wells shall be responsible for all liabilities, claims and obligations under each of the Assigned Merchant Agreements that arise on or after the respective Conversion Date, including processing any chargebacks and other credit-related losses arising from transactions with an Acquirer’s Processing Date (defined below) on or after the respective Conversion Date; (ii) HSBC shall be responsible for all liabilities, claims and obligations under each of the Assigned Merchant Agreements that are attributable to transactions with an Acquirer’s Processing Date (defined below) occurring prior to the respective Conversion Date, and (iii) HSBC acknowledges that Global shall process through HSBC BINs any chargebacks and other credit-related losses arising under each of the Assigned Merchant Agreements prior to and after the respective Conversion Date related to transactions with an Acquirer’s Processing Date (defined below) prior to the respective Conversion Date.

(d) For purposes of this Agreement: (i) “Acquirer’s Processing Date” means the date the transaction is entered into the Merchant’s POS system, terminal, web or other payment application or device; and (ii) “Rules” means the rules, regulations and procedures issued by Visa U.S.A ., Inc., MasterCard International, Inc., debit card networks, American Express, DFS Services LLC and any successor organizations (“Card Organizations”).

3. Reserve Transfer. Global and HSBC shall tender the remaining balance (after deduction of chargebacks or other liabilities permitted by the MSA) of any Merchant reserves, holdbacks, deposits or other safeguards against Merchant losses maintained pursuant to a Merchant Agreement (“Merchant Reserves”) to Wells upon Mercury’s request on such Merchant’s Conversion Date. For the avoidance of doubt the parties understand that notwithstanding the release of any Merchant Reserve by Global and HSBC, Mercury shall remain responsible to Global and HSBC for all liabilities, claims, and obligations incurred by Global or HSBC for which Mercury is liable pursuant to the MSA.

2

4. Merchant Guarantees. HSBC and Global hereby assign, transfer and set over to Mercury and Wells all right, title and interest in each guarantee that may have been executed in connection with an Assigned Merchant Agreement (each, a “Merchant Guarantee”) as of the applicable Merchant’s Conversion Date. Mercury and Wells hereby accept the foregoing assignment. Mercury and Wells acknowledge and agree that HSBC and Global may have any such Merchant Guarantee enforced on their behalf with respect to any amounts owed to HSBC and Global by any Merchant until the date on which HSBC or Global no longer have liability under the applicable Assigned Merchant Agreement due to the expiration of applicable Card Organization time periods, and on and after such date, HSBC and Global may not have any applicable Merchant Guarantee enforced on their behalf.

5. Other Acknowledgements and Agreements.

(a) Mercury acknowledges and agrees that, as of each individual Assigned Merchant Agreement’s respective Conversion Date, each Assigned Merchant Agreement and related Merchant shall be processed in accordance with the terms of the Mercury Processing Agreement. Moreover, each party hereby acknowledges and agrees that, as of each individual Assigned Merchant Agreement’s respective Conversion Date, the Mercury Processing Agreement shall govern (i) the allocation of ownership in an Assigned Merchant Agreement, and (ii) all liability for risk or loss associated with each Assigned Merchant Agreement and related Merchant.

(b) Mercury and Global shall develop a notice, which shall be submitted to Wells for approval and such approval shall not be unreasonably withheld or delayed, and prior to the Conversion Date, Mercury shall notify each Merchant of the assignment of its Assigned Merchant Agreement. Such notices shall be provided to each Merchant at the sole expense of Mercury.

(c) The parties will reasonably cooperate in providing information related to the Merchants, including but not limited to Assigned Merchant Agreements and applications, in their possession when requested by the Card Organizations or by law enforcement or regulatory authorities.

(d) Upon Mercury’s request from time to time, Global will provide to Mercury information or documents in Global’s possession related to Merchants or Assigned Merchant Agreements.

6. Confidentiality. Each party agrees that it will not use for its own purposes, will not disclose to any third party, and will retain in strictest confidence all information and data belonging to or relating to the business of the other parties to this Agreement (including without limitation the terms of this Agreement, and, as to Global and HSBC, information related to Merchants and Merchant Agreements, which the parties agree belongs solely to Mercury and Wells following each applicable Conversion Date), and that each party will safeguard such information and data by using the same degree of care and discretion that it uses to protect its own confidential information. Notwithstanding the previous sentence, Global and HSBC are authorized to use information related to Merchants and Merchant Agreements to the extent

3

necessary in order to carry out their obligations under the MSA, the Rules and this Agreement. No party will be obligated to maintain the confidentiality of information: (a) to the extent it is required to reveal such information in performing its obligations under this Agreement or the MSA, (b) that is or becomes within the public domain through no act of the disclosing party in breach of this Agreement, (c) was legitimately in the possession of the disclosing party prior to its disclosure under this Agreement, and the disclosing party can prove that fact, or (d) is required to be disclosed by state or federal law, court order or subpoena, provided that the recipient provides the disclosing party with prompt notice and an opportunity to oppose the disclosure.

7. Representations, Warranties and Covenants of HSBC and Global. HSBC and Global hereby represent, warrant and covenant to each of Mercury and Wells as of the Effective Date as follows:

(a) The execution, delivery and performance of this Agreement by such party has been duly authorized and approved by all necessary corporate or other action, and this Agreement is legally binding on and enforceable against such party in accordance with its terms.

(b) The execution and delivery of this Agreement does not violate the provisions of such party’s articles of organization or bylaws, each as amended to the date hereof, or any judgement, decree, mortgage, contract, agreement, law, indenture or other instrument applicable to such party.

(c) The execution and delivery of this Agreement does not violate any provision of the Assigned Merchant Agreements or the Merchant Guarantees and the Assigned Merchant Agreements and Merchant Guarantees arc freely assignable without the Merchants’ consent.

8. Representations, Warranties and Covenants of Wells and Mercury. Wells and Mercury each hereby represent, warrant and covenant to HSBC and Global as of the Effective Date as follows:

(a) The execution, delivery and performance of this Agreement by such party has been duly authorized and approved by all necessary corporate or other action, and this Agreement is legally binding on and enforceable against such party in accordance with its terms.

(b) The execution and delivery of this Agreement does not violate the provisions of such party’s articles of organization or bylaws, each as amended to the date hereof, or any judgment, decree, mortgage, contract, agreement, law, indenture or other instrument applicable to such party.

In addition to the foregoing, Wells hereby represents, warrants and covenants that it is a member in good standing of the Card Organizations, meets the operational and financial requirements of those Card Organizations to assume the Assigned Merchant Agreements, and has all licenses, permits and registrations necessary to assume the obligations under the Assigned Merchant Agreements.

4

9. Indemnification.

(a) Wells shall indemnify, defend and hold each of HSBC and Global, their affiliates and any of their directors, officers, employees and agents harmless from and against any loss, liability, damages, penalty or expense (including reasonable attorney’s fees and costs of defense) suffered or incurred (i) as a result of any third party claim arising out of or related to transactions with an Acquirer’s Processing Date on or after the respective Conversion Dates with respect to any Assigned Merchant Agreements, or (ii) as a result of any third party claim arising out of or related to: (A) Wells’ breach or this Agreement, (B) any material inaccuracy or any representation or warranty of Wells set forth in this Agreement, (C) any failure by Wells to comply with any law, regulation, order, judgment, decree, administrative ruling, or other legally binding obligation applicable to Wells or its activities (including without limitation Rules and regulations), (D) any instances of gross negligence, willful misconduct or fraud or breach of any Assigned Merchant Agreement by Wells with respect to the Assigned Merchant Agreements arising on or after each applicable Merchant’s Conversion Date, or (iii) as a result of any losses under the Assigned Merchant Agreements or fines related to any Merchants that relate to events or transactions with an Acquirer’s Processing Date on or after the respective Conversion Date.

(b) Mercury shall indemnify, defend and hold each of HSBC and Global, their affiliates and any or their directors, officers, employees and agents harmless from and against any loss, liability, damages, penalty or expense (including reasonable attorney’s fees and costs of defense) suffered or incurred (i) as a result of any third party claim arising out of or related to events occurring, or transactions with an Acquirer’s Processing Date, prior to or on the respective Conversion Dates with respect to any Assigned Merchant Agreements to the extent Mercury is liable pursuant to the terms of the MSA and to the extent Mercury has assumed liability under Section 2(b) above for such Assigned Merchant Agreements; or (ii) as a result of any third party claims arising out of or related to events occurring, or transactions with an Acquirer’s Processing Date, after the respective Conversion Dates with respect to any Assigned Merchant Agreements to the extent such claims are not attributable to the acts or omissions of Global or HSBC; or (iii) as a result of any third party claims arising out of or related to: (A) Mercury’s breach of this Agreement, (B) any material inaccuracy of any representation or warranty of Mercury set forth in this Agreement, (C) any failure by Mercury to comply with any law, regulation, order, judgment, decree, administrative ruling, or other legally binding obligation applicable to such party or its activities (including without limitation Rules and regulations), or (D) any instances of gross negligence, willful misconduct or fraud or breach of any Assigned Merchant Agreement by Mercury with respect to the Assigned Merchant Agreements arising on or after each applicable Merchant’s Conversion Date, or (iv) as a result of any losses under the Assigned Merchant Agreements or fines related to Mercury or any Merchants to the extent Mercury is liable pursuant to the terms of the MSA that arise prior to, on or after the respective Conversion Date.

(c) HSBC shall indemnify, defend, and hold each of Mercury and Wells, the their respective affiliates and any or their respective directors, officers, employees and agents harmless from and against any loss, liability, damages, penalty or expense (including reasonable attorney’s recs and costs of defense) suffered or incurred as a result of any third party claim (i) arising out of or related to transactions with an Acquirer’s Processing Date prior to the respective Conversion Dates with respect to the Assigned Merchant Agreements, or (ii) arising out of or related to: (A) HSBC’s breach of this Agreement, (B) any material inaccuracy of any representation or warranty of HSBC set forth in this Agreement, (C) any failure by HSBC to

5

comply with any law, regulation, order, judgment, decree, administrative ruling, or other legally binding obligation applicable to such party or its activities (including without limitation Rules and regulations), (D) any instances of gross negligence, willful misconduct or fraud or breach of any Assigned Merchant Agreement by HSBC with respect to the Assigned Merchant Agreements arising prior to the respective Conversion Date, or (E) losses under each of the Assigned Merchant Agreements that arise prior to the respective Conversion Date, except to the extent Mercury is liable pursuant to the terms of the MSA.

(d) Global shall indemnify, defend, and hold each of Mercury and Wells, their respective affiliates and any of their respective directors, officers, employees and agents harmless from and against any loss, liability, damages, penalty or expense (including reasonable attorney’s fees and costs of defense) suffered or incurred as a result of any third party claim (i) arising out of or related to transactions with an Acquirer’s Processing Date prior to the respective Conversion Dates with respect to the Assigned Merchant Agreements, or (ii) arising out of or related to: (A) Global’s breach of this Agreement, (B) any material inaccuracy or any representation or warranty of Global set forth in this Agreement, (C) any failure by Global to comply with any law, regulation, order, judgment, decree, administrative ruling, or other legally binding obligation applicable to such party or its activities (including without limitation Rules and regulations), (D) any instances of gross negligence, willful misconduct or fraud or breach or any Assigned Merchant Agreement by Global with respect to the Assigned Merchant Agreements arising prior to the respective Conversion Date, or (E) losses under each of the Assigned Merchant Agreements that arise prior to the respective Conversion Date, except to the extent Mercury is liable pursuant to the terms or the MSA.

(e) Global agrees to indemnify, defend and hold HSBC harmless from any chargebacks and any fines arising from transactions with an Acquirer’s Processing Date on or before the Conversion Date, regardless of when the chargeback or fine is actually assessed.

(f) No party shall be responsible to any other party, whether pursuant to this Section or otherwise, for any consequential, punitive, special, exemplary or other similar damages.

(g) Notwithstanding anything to the contrary (i) in this Agreement, and (ii) in any agreement by and between Mercury and Wells regarding the Assigned Merchant Agreements, and without limiting any indemnification obligation that Mercury may have to Wells under the Mercury Processing Agreement, Mercury shall indemnify, defend, save and hold harmless Wells from any and against any and all liabilities and losses arising out of, related to or in connection with Wells’s assumption of the Assigned Merchant Agreements under this Agreement including, without limitation, any such liabilities or losses that arise out of or relate to the actions of HSBC, Global, Mercury and/or the Assigned Merchants prior to the assignment contemplated hereunder, except in each case to the extent that such liabilities or losses arise from a breach by Wells of the Mercury Processing Agreement or Wells’ gross negligence of willful misconduct.

10. Assignment and Successors and Assigns. No party to this Agreement may assign its rights or obligations under this Agreement without the express prior written consent of the other parties, such consent not to he unreasonably withheld or delayed, except that the obligations of the parties under this Agreement may be provided or fulfilled by any parent, subsidiary, affiliate, successor corporation or subcontractor of such party so long as such party assumes full responsibility for such obligations. This Agreement shall be binding upon and inure to the benefit of the above permitted successors and assignees of the parties. No other party is a third party beneficiary of this Agreement nor does this Agreement create any rights in any other person.

6

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

12. Severability. If any term, covenant or condition of this Agreement is held to be to any extent invalid, void, or otherwise unenforceable by any court or arbitrator, the remainder of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

13. Force Majeure. No party will be deemed to be in default or otherwise responsible for delays or failures in performance resulting from acts or God, acts of war or civil disturbance, epidemics, governmental action or inaction, fires, earthquakes, unavailability of labor, materials, power or communication, or other causes beyond such party’s reasonable control.

14. Entire Agreement, Modification and Waiver. This Agreement together with the agreements and documents referred to herein, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior and contemporaneous agreements and understandings. This Agreement may be modified, amended or supplemented only by a written instrument duly executed by all parties hereto. No covenant, term or condition or the breach thereof shall be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver or a breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition.

15. Further Acts. Mercury, Wells, Global and HSBC agree to perform any further acts and to execute any further documents as reasonable and necessary to give effect to the agreements and the intent of the parties hereunder.

16. Copies and Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement binding on all parties. A facsimile of this document bearing a party’s signature or a printed copy of the original, signed document scanned in .pdf or .tiff format shall have the same legal force and effect as an original of such signature and shall be treated as an original document for evidentiary purposes.

17. Taxes. Mercury agrees to pay any taxes that may be in connection with the assumption of the Assigned Merchant Agreements.

7

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

Global Payments Direct, Inc.		HSBC Bank USA, National Association

By:	/s/ Suellyn P. Tornay	By:	/s/ Raymond W. Fattell
Name:	Suellyn P. Tornay	Name:	Raymond W. Fattell
Title:	Corporate Secretary	Title:	Executive Vice President

Mercury Payment Systems, LLC		Wells Fargo Bank, N.A.

By:	/s/ Brian Sadowski	By:	/s/ Mark Baumli
Name:	Brian Sadowski	Name:	Mark Baumli
Title:	CIO	Title:	EVP

8

SEVENTEENTH AMENDMENT

TO

MERCHANT SERVICES AGREEMENT

This Seventeenth Amendment to Merchant Services Agreement (the “Amendment”) is made by and between Global Payments Direct, Inc. (hereinafter referred to as “Global”), with principal offices located at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328 and Mercury Payment Systems, LLC (hereinafter referred to as “ISO”) with principal offices located at 10 Burnett Court, Suite 300, Durango, Colorado 81301, as of this 24th day of September, 2013.

W I T N E S S E T H:

WHEREAS, Global and ISO entered into a certain Merchant Services Agreement, effective August 10, 2003, and amended by Amendments numbered One through Sixteen to Merchant Service Agreement (“Agreement”), providing for, inter alia, the marketing by ISO of Global’s merchant processing services to merchants; and

WHEREAS, Global and DFS Services LLC, successor-in-interest to Discover Financial Services LLC (“Discover”) entered into an Acquirer Agreement dated as of September 8, 2006, as amended from time to time in accordance with its terms (the “Acquirer Agreement”), pursuant to which Global agreed to promote and sell the use of Cards as a method of payment for goods and services and provide certain processing services to merchants with which Global had an existing merchant acquiring relationship and also merchants with which Global did not have an existing merchant acquiring relationship;

WHEREAS, pursuant to an amendment to the Agreement, Global made available to ISO the rights to revenues with respect to Card Transactions processed by certain Merchants in ISO’s portfolio subject to the terms and conditions in such amendment (the “ISO Discover Amendment”);

WHEREAS, pursuant to an agreement between Discover and PayPal, Inc. (“PayPal”), Discover may act as a Service Provider to PayPal to facilitate the acceptance of PayPal Payment Cards exclusively for PayPal In-Store Checkout, and will provide, on behalf of PayPal, processing, clearing, and Settlement services for PayPal In-Store Checkout Transactions over the PayPal System in a card present environment; and

WHEREAS, Global entered into an agreement with Discover whereby Discover conveyed to Global pursuant to the terms and conditions therein the right to offer and support acceptance of PayPal Payment Cards to Qualified Merchants in the Authorized Jurisdiction (the “Global PayPal Agreement”), and Global now desires to convey certain rights to ISO with respect to the same pursuant to the terms and conditions of the Amendment; and

WHEREAS, Global and ISO have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1

1. Definitions.

a. Unless otherwise indicated, capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the PayPal Operating Regulations for In-Store Checkout, as amended from time to time (including all documents incorporated by reference therein, collectively the “PayPal Operating Regulations”). Where indicated, certain capitalized terms used in this Amendment have the definitions ascribed to them in the Acquirer Operating Regulations, as amended by Discover from time to time (including all documents incorporated by reference therein, referred to for the purposes of this Amendment as the “Discover Operating Regulations”).

b. In addition, the following terms shall have the meanings set forth below when used in this Amendment:

“PayPal Acquirer Pricing” shall mean the fees payable by an Acquirer for PayPal In-Store Checkout Transactions, each of which is associated with the value of a PayPal In-Store Checkout Transaction and generally consists of an ad valorem component (expressed as a percentage of the PayPal In-Store Checkout Transaction amount) and a fixed component, as set forth in the PayPal Acquirer Pricing Guide.

“PayPal Acquirer Pricing Guide” shall mean the PayPal Acquirer Pricing Guide, or any successor or substitute document provided to ISO from time to time, that sets forth PayPal Acquirer Pricing.

“PayPal Merchant” shall mean a Qualified Merchant that is party to a PayPal Merchant Agreement.

“PayPal Merchant Agreement” shall mean a Merchant Agreement, as such term is defined in the PayPal Operating Regulations and used in this Amendment or for Merchants with which Global has an existing merchant acquiring relationship, shall include a Merchant Agreement Addendum in the form attached hereto as Schedule II.

“PayPal Program” shall mean the plan that permits an Acquirer to contract with Qualified Merchants for acceptance of PayPal Payment Cards and to provide PayPal Merchants with services supporting such acceptance.

“PayPal Program Documents” shall mean the PayPal Operating Regulations, the PayPal Dispute Rules, and the PayPal Acquirer Pricing Manual.

“PayPal Program Services” shall mean the services provided by an Acquirer to PayPal Merchants to support acceptance of PayPal Payment Cards by such PayPal Merchants under the PayPal Program, including authorization, processing, Settlement, customer service and dispute management, as more fully described in the PayPal Program Documents.

“PayPal System” shall mean the network, systems, and processes, including hardware, software, and personnel, maintained by or on behalf of PayPal to support the PayPal Program and the authorization, clearing, and Settlement of PayPal In-Store Checkout Transactions.

“Qualified Merchant” shall mean an entity that (i) is or is eligible to become a Merchant within the meaning of the Discover Operating Regulations; and (ii) accepts Card Present transactions. For the avoidance of doubt, a Merchant that operates exclusively in a Card Not Present environment cannot be a Qualified Merchant.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

2

“Settlement” shall mean the net amount payable by Discover on behalf of PayPal to Global or payable by Global to a PayPal Merchant or payable by Global to Discover in Settlement of outstanding PayPal In-Store Checkout Transactions.

2. Application of PayPal Program Documents and Discover Operating Regulations. All PayPal In-Store Checkout Transactions and ISO’s provision of the PayPal Program Services to PayPal Merchants shall be subject to ISO’s compliance with the terms and conditions of this Amendment and the PayPal Program Documents. The Discover Operating Regulations shall not apply to PayPal In-Store Checkout Transactions, this Amendment, or the PayPal Program Services, with the exception of the following provisions, which are incorporated by reference herein and shall apply to this Amendment, the PayPal Program Services and PayPal In-Store Checkout Transactions: Section 10 (Settlement Processing) (all), Section 16 (Security for Payment Obligations) (all), Section 18.5 (Financial Information), Section 18.7 (Books and Records; Examination of Acquirer’s Performance), Section 18.10 (Enforcement), Section 18.13 (Confidential Information), Section 18.15 (Liability and Indemnification), Section 18.16 (Resolution of Disagreements), Section 18.17 (Status of the Parties), Section 18.18 (Rules of Interpretation), Section 18.21 (Force Majeure), Section 18.23 (Taxes), Section 18.24 (Notices), Section 18.26 (Governing Law), and, solely with regard to defined terms used in the foregoing sections, Section 19 (Glossary), which are incorporated herein by reference. Unless otherwise specified, in the event of a direct conflict between the PayPal Operating Regulations and this Amendment, the provisions of this Amendment shall govern.

a. References herein to sections of the Discover Operating Regulations are references to the section numbers used in Release 12.2, and shall be deemed to refer to any successor provision thereto in subsequent releases, regardless of numbering.

b. In construing provisions of the Discover Operating Regulations or the Seventh Amendment to the Agreement dated June 29, 2007 (the “ISO Discover Agreement”) incorporated herein by reference in the context of this Amendment and the activities contemplated hereunder, each use of the following defined terms from the Discover Operating Regulations or the ISO Discover Agreement, respectively, shall be deemed to be replaced by the corresponding term defined in the PayPal Operating Regulations, as set forth below:

Original Term	Replacement Term for PayPal Program
Account	PayPal Account
Acquirer or Discover Network Acquirer	Acquirer
Card	PayPal Payment Card
Card Acceptance	PayPal Acceptance
Cardholder or Cardmember	PayPal Account Holder
Card Number	PayPal Account Number
Card Sale	Sale
Card Transaction	Transaction

3

Dispute Rules	PayPal Dispute Rules Manual
Issuer	PayPal
Program	PayPal Program
Program Documents	PayPal Program Documents
Program Mark	PayPal Mark
Requirements of Law	Applicable Law
Sales Data	Transaction Data

In addition, all references to the “Operating Regulations” in the applicable provisions of the Discover Operating Regulations incorporated herein by reference shall be deemed to refer to both the Discover Operating Regulations and the PayPal Operating Regulations, and references to the “Acquirer Interchange and Assessment Manual” shall be deemed to refer to the PayPal Acquirer Pricing Manual. References in the applicable incorporated provisions of the Discover Operating Regulations or the ISO Discover Agreement to defined terms that directly correspond to terms defined by the PayPal Operating Regulations, such as “Merchant” and “Merchant Agreement” shall, unless otherwise indicated, be given their respective definitions set forth in the PayPal Operating Regulations. References to the “Discover Network” or the “Discover network” in the ISO Discover Agreement or in the provisions of the Discover Operating Regulations incorporated herein by reference shall, unless otherwise indicated, be understood to be references to the PayPal System.

c. As applicable to this Amendment, the following reflect modifications to or clarifications of the specified sections of the Discover Operating Regulations that are incorporated by reference pursuant to this Section 2:

i. Section 10: It shall be understood that all PayPal In-Store Checkout Transactions submitted to Discover for transaction processing and Settlement shall be processed and settled over the PayPal System. Consequently, specific fee category reference included in Section 10 of the Discover Operating Regulations (e.g., Acquirer Interchange and Acquirer Assessments) shall be inapplicable; instead, the fees deductible from Settlement shall be the Fees and other amounts specified in this Amendment, the PayPal Program Documents and the PayPal Acquirer Pricing Manual.

ii. Section 18.13: ISO acknowledges and agrees that, as between ISO and Global, all information and materials of PayPal that satisfy the definition of “Confidential Information” under Section 18.13.1 of the Discover Operating Regulations, including without limitation the PayPal Program Documents, shall be deemed to be Global’s Confidential Information for purposes of the Agreement, and shall be accorded all of the protections and be subject to all other provisions applicable thereto, as further set forth in the Agreement. ISO further acknowledges and agrees that, notwithstanding anything in this Amendment or in Section 18.13.3 of the Discover Operating Regulations to the contrary, Global may disclose ISO’s Confidential Information (as such term is defined under Section 18.13.1), and Global may disclose ISO’s Merchant Profile (as such term is defined in the Discover Operating Regulations) information collected from ISO, to Discover and/or PayPal for the purpose of satisfying Global’s obligations under this Amendment, the Global PayPal Agreement and as required by the PayPal Operating Regulations, and that PayPal may use or disclose such

4

information as provided under the PayPal Operating Regulations or as required to comply with Applicable Law subject to PayPal’s compliance with the confidentiality provisions in Section 11 of the PayPal Operating Regulations with regarding to such information.

3. Operation of PayPal Program.

a. ISO shall operate the PayPal Program and provide the PayPal Program Services in accordance with this Amendment and the PayPal Program Documents. ISO acknowledges that it has received and thoroughly examined the PayPal Program Documents. ISO further acknowledges that Discover and in turn Global may exercise all of PayPal’s rights in place of PayPal (and not in addition to PayPal) under the PayPal Program Documents and that all of the obligations ISO owes to PayPal pursuant to such documents shall run to and may be enforced by Discover and.in turn Global in place of PayPal (and not in addition to PayPal) in Discover’s capacity as PayPal’s Service Provider.

b. Attached hereto as Schedule I is a list of prospective PayPal Merchants to which, notwithstanding anything in this Amendment or the PayPal Program Documents to the contrary, PayPal has the exclusive right to offer PayPal Card Acceptance (the “PayPal Direct List”). ISO agrees not to knowingly offer PayPal Card Acceptance to, and agrees not to submit to Global a PayPal Merchant Agreement with, any entity included in the PayPal Direct List until Global notifies ISO otherwise in writing. The PayPal Direct List may be updated by Discover upon prior notice to Global, following which Global will provide notice to ISO, from time to time; provided that no entity subject to an effective PayPal Merchant Agreement with Global shall be added to the PayPal Direct List.

4. License to PayPal Marks. Global hereby grants to ISO a sublicense to use the PayPal Marks exclusively in the Authorized Jurisdiction solely and exclusively as permitted in the PayPal Operating Regulations, and ISO agrees to comply with the license restrictions set forth therein.

5. Merchant Relationships.

a. Prospective PayPal Merchants. ISO agrees to offer acceptance of PayPal In-Store Checkout Transactions to Qualified Merchants in accordance with the terms of the ISO Discover Agreement as modified by this Amendment and the PayPal Program Documents. ISO shall submit to Global a PayPal Merchant Agreement with each Qualified Merchant that becomes a PayPal Merchant. ISO shall not submit to Global a PayPal Merchant Agreement with any Qualified Merchant unless Global would be eligible to enter into and maintain a Merchant Agreement with such Qualified Merchant under the Discover Operating Regulations except that a violation by ISO of this sentences shall not be a breach of this Agreement so long as ISO used reasonable best efforts to comply. ISO is responsible for ensuring the compliance of PayPal Merchants with the applicable terms of the PayPal Program Documents and this Addendum and for the enforcement against such PayPal Merchants of all applicable obligations set forth therein and herein. For the avoidance of doubt, Global is not required to have an effective agreement for acceptance of Discover card products in place with a Qualified Merchant as a condition to Global’s entry into or maintenance of a PayPal Merchant Agreement with such Qualified Merchant. In the event a Merchant elects to opt out of the acceptance of PayPal In-Store Checkout Transactions, ISO will provide evidence of such opt-out to Global.

5

b. Transfer of PayPal Merchants. ISO may transfer any of the PayPal Merchant Agreements, including by sale or assignment, subject to ISO’s obligations under the Agreement and the restrictions set forth therein and the applicable provisions of the PayPal Operating Regulations.

c. Merchant Agreement. ISO shall provide prospective PayPal Merchants with which Global does not have an existing merchant acquiring relationship with the PayPal Merchant Agreement in the form attached hereto as Schedule II, or such form as Global shall approve in writing, in its sole discretion. Where Global has an existing merchant acquiring relationship with the prospective PayPal Merchants, ISO shall cooperate with Global to amend all Merchant Agreements with the PayPal Merchant Agreement Addendum attached hereto as Schedule II, and acknowledges that such addendum must be in effect prior to the acceptance by such Merchant of PayPal In-Store Checkout Transactions. Except to the extent arising from or related to gross negligence or willful misconduct on the part of Global, ISO shall bear any and all losses, costs or expenses, including reasonable outside attorney’s fees, and agrees to indemnify, defend and hold harmless Global from any claims, liabilities, losses, costs or expenses arising out of or related to (i) ISO’s use of a merchant agreement that is not in the form attached hereto as Schedule II, including without limitation any chargebacks and credit losses, (ii) ISO’s use of a Merchant Agreement that is not amended pursuant to the amendment attached hereto as Schedule II, and (iii) Global enforcing or defending any of its rights under any such merchant agreement or Merchant Agreement or PayPal Merchant Agreement.

d. Termination of Merchant Agreements. ISO acknowledges and agrees that Discover may, at PayPal’s request, require Global promptly to terminate or suspend any PayPal Merchant’s participation in the PayPal Program. ISO also acknowledges and agrees that Discover may require Global promptly to terminate or suspend any PayPal Merchant’s participation in the PayPal Program through Discover if Discover requires Global to terminate or suspend such PayPal Merchant’s participation in the Discover network. Global agrees to notify ISO of any such PayPal Merchant termination or suspension promptly after Global is made aware of such request or requirement from either Discover or PayPal.

6. Pricing/Fines.

a. Appendix A of the Agreement shall be supplemented by the Supplement to Appendix A, attached hereto, which Supplement to Appendix A shall apply solely to PayPal In-Store Checkout Transactions.

b. Without limiting ISO’s obligations under the Agreement, ISO shall be fully liable for, and ISO shall hold Global and its member bank harmless from, any fine, penalty, fee or assessment levied by PayPal for any breach by ISO of this Amendment, or as a result of ISO or a PayPal Merchant’s participation in the PayPal System, including the acceptance or processing of PayPal In-Store Checkout Transactions or ISO or a PayPal Merchant’s noncompliance with the PayPal Program Documents or Discover Operating Regulations.

6

7. Marketing and Merchant Materials.

a. At its sole cost and expense, for each prospective PayPal Merchant, ISO shall include the following items, which ISO can obtain from Discover, in its communications with Merchants: a welcome letter detailing all PayPal acceptance, appropriate PayPal signage and post script messaging, general card acceptance messaging and collateral, and other items reasonably requested Global, Discover, and/or PayPal from time to time. Global must approve any such communications prior to distribution.

b. ISO will include statement messages (including inserts) containing PayPal messaging and/or signage in its monthly statements to PayPal Merchants, provided that Discover shall bear the cost of producing any such inserts.

c. ISO shall use reasonable efforts to provide Global with information that has been reasonably requested by Discover.

d. ISO agrees to provide to PayPal Merchants new signage, sales materials, applications, merchant kits and other materials made available to ISO by Discover or PayPal for marketing or communicating with Qualified Merchants that include or incorporate information promoting and describing PayPal acceptance.

e. The communications, documents, agreements and other information set forth above in Subsections a, b, and d of this Section 7 shall be individually and collectively referred to as the “Discover and PayPal Merchant Communications”. It is understood and agreed that ISO shall have no liability with regard to the contents of the Discover and PayPal Merchant Communications or any non-compliance with or violation of Applicable Law arising from the Discover and PayPal Merchant Communications. ISO’s obligation to distribute the Discover and PayPal Merchant Communications is subject to the Discover and PayPal Merchant Communications not being excessive or unreasonably burdensome in terms of frequency or scope and ISO hereby agrees in advance that (i) the welcome letter and signage referenced in the above Section 7(a) and (ii) Discover and PayPal Merchant Communications with frequency and scope reasonably similar to Discover’s communications pursuant to the ISO Discover Agreement shall not be considered excessive or unreasonably burdensome.

8. Representations and Warranties; Covenants.

a. ISO Representations and Warranties. ISO represents and warrants that it has all requisite power, authority, consents and approvals necessary to enter into and perform ISO’s obligations under this Amendment and the PayPal Program Documents.

b. ISO Covenants. ISO shall obtain all permissions, consents, and authorizations from PayPal Merchants and other third parties as may be necessary or reasonably appropriate for ISO and Global to exercise their respective rights and perform their respective obligations hereunder.

c. Global Representations and Warranties. Global represents and warrants that it has all requisite power, authority, consents and approvals necessary to enter into this Amendment with ISO and to effect the transactions contemplated herein and to perform its obligations under this Amendment, the PayPal Program Documents, the Acquirer Agreement and the Global PayPal Agreement.

7

9. Term and Termination.

a. Term of Amendment. This Amendment shall be effective as of the date first written above when executed by authorized officers of each of the parties and shall remain in effect until the earliest to occur of the termination or expiration of (i) the Agreement, (ii) the ISO Discover Amendment, (iii) this Amendment pursuant to the terms herein, (iv) the Acquirer Agreement, and (v) the Global PayPal Agreement (the “Termination Date”). ISO may commence transmission of Authorization Requests and Transaction Data related to PayPal InStore Checkout Transactions to Global upon Global’s confirmation to ISO in writing that Global has received notice from Discover that Global has completed the prerequisites to the operation of the PayPal Program.

b. Termination Provisions. Subject to the other provisions of this Amendment, including Sections 2, 10 and 11 hereof, this Amendment is terminable in accordance with and subject to the termination provisions of the ISO Discover Amendment.

c. Breach of Representations, Warranties, or Covenants. Notwithstanding anything herein to the contrary, this Amendment may be terminated by Global or ISO upon thirty (30) calendar days’ written notice (i) if any representation or warranty of the other party hereunder or under the PayPal Operating Regulations proves to be materially incorrect or materially misleading or (ii) if the other party breaches any obligation of such party hereunder or under the PayPal Operating Regulations where the breach is incapable of remedy or is not cured within thirty (30) days of such party’s notice of such breach. For the avoidance of doubt, in the event of termination of this Amendment alone, the Agreement shall continue in full force and effect.

d. Change to PayPal Operating Regulations. If the PayPal Operating Regulations are updated or amended and such update or amendment alters the terms of this Amendment in a way that is materially different from industry standards and is reasonably likely to cause ISO to incur incremental costs in connection with the PayPal Program of more than $250,000 (viewed independently of any other updates or amendments and after giving effect to any benefit to ISO reasonably projected to result from such update or amendment), ISO may notify Global of ISO’s objection to the update or amendment (which notice shall be accompanied by a reasonably detailed analysis, in a form and substance reasonably acceptable to Global, of the incremental costs ISO is reasonably projected to incur as a result of such update or amendment). If Global and ISO are unable to reach a mutually acceptable resolution to ISO’s concerns, Global will notify ISO thereof on or prior to the effective date of such update or amendment that a mutually acceptable resolution could not be reached, and ISO may terminate this Amendment within the thirty (30) day period after such notification, subject to ISO’s duties upon termination. If ISO does not object to an update or amendment to the PayPal Operating Regulations within such thirty (30) days, then ISO will be deemed to have accepted the update or amendment. For the avoidance of doubt, this provision shall apply solely with regard to the PayPal Operating Regulations.

***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.

8

10. Severability. If any provision of this Amendment, including the provisions of the Discover Operating Regulations incorporated herein by reference, is held to be invalid, illegal, void or unenforceable by reason of any rule of law, administrative order, judicial decisions or public policy, such provision will be deemed to be restated to reflect the original intentions of the parties as nearly as possible in accordance with applicable law, and the legality, enforceability and validity of the remaining provisions will not in any way be affected or impaired thereby.

11. Entire Agreement. This Amendment, together with the applicable provisions of the ISO Discover Agreement referenced herein and all exhibits and documents incorporated by reference, constitutes the entire agreement between the parties and supersedes all prior agreements, negotiations and communications on the subject matter of this Amendment between ISO and Global. Subject to the substitution of terms set forth in Section 2.b hereof or as otherwise specifically set forth herein, all other terms of the ISO Discover Agreement, including but not limited to the representations, warranties, and covenants set forth therein, remain in full force and effect with respect to the PayPal Program. In the event of a direct conflict between the terms of this Amendment and applicable provisions of the ISO Discover Agreement, this Amendment shall control as to the PayPal Program and PayPal In-Store Checkout Transactions. For the avoidance of doubt, this Amendment shall have no effect with regard to Card Transactions (as such tennis defined in the Discover Operating Regulations).

12. Captions. The captions used in this Amendment have been inserted for convenience and for reference only and shall not be deemed to be a part of this Amendment.

13. Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original and both of which together will constitute one instrument.

14. Third Party Beneficiary. PayPal shall be a beneficiary under this Amendment and shall be entitled to rely upon and to enforce the terms hereof to the same extent as if a party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

[signature page follows]

**************************

9

IN WITNESS WHEREOF, Global and ISO have each caused this Sixteenth Amendment to Merchant Services Agreement to be executed, sealed and delivered as set forth below.

Mercury Payment Systems, LLC

By:	/s/ John Berkley
Name:	John Berkley
Title:	SVP, Product
Date:	9/24/2013

Global Payments Direct, Inc.

By:	/s/ Suellyn P. Tornay
Name:	Suellyn P. Tornay
Title:	Corporate Secretary
Date:	09/27/2013

10

Schedule I

PayPal Direct List

*****

***** Information for which confidential treatment has been requested is omitted from this page and from an additional three pages in this Schedule I and has been provided separately to the Securities and Exchange Commission.

11

Schedule II

PayPal Merchant Agreement / PayPal Merchant Agreement Addendum

15

Supplement to Appendix A

Global Payments Direct, Inc.

ISO Name: Mercury Payment Systems LLC

ISO PayPal Supplemental Appendix

Date Effective: Upon execution of 17th Amendment

	Rate	Unit of Measure
Any additional services or items not listed herein or within the ISO Agreement shall be provided for separately.
Associations
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ transaction
*****	*****	/ activation
*****	*****	/ year
*****	*****	/ occurrence
Front End	Auth & Capture
Global Payments Card Association (Paypal Authorization & Capture Fee (Non Voice / IVR / Touchtone Capture:)
All connectivity methods
Transactions per month:
*****+	See Appendix A	/ authorization
Back End	Settlement & BIN
*****	See Appendix A	/ settled credit transaction
*****	See Appendix A	/ transaction volume

Confidential	Initial / Date
/s/ SPT / 9/27/2013 - /s/JB / 9/24/2013
	GPN	ISO
***** Information for which confidential treatment has been requested is omitted from this page and has been provided separately to the Securities and Exchange Commission.
Page 1 of 1